UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22468

                                           Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

                               England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                           Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

2

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2013

ASHMORE FUNDS

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGERS REPORT

For the period November 1, 2012 to October 31, 2013

Overview

The year to October 31, 2013 saw a number of periods of increased volatility across the different investment themes. Despite this volatility, we believe that fundamentals across Emerging Markets (“EM”) remain strong.

In the third quarter of 2012, Global Purchasing Managers Indices (“PMIs”) and high frequency data indicated a continued recovery in the global economic cycle, especially in Asia Ex-Japan and the US. In Europe, the European Central Bank (ECB) and the Bundesbank revised their respective forecasts for EU and German growth to -0.3% and +0.4% respectively (from +0.5% and +1.6%). Progress was made on the regulatory side as European leaders agreed legislation establishing a Single Supervisory Mechanism. The new Japanese government put pressure on the Bank of Japan to do more in order to stimulate the economy, resulting in a fall in the Japanese Yen (“JPY”). In the US, the Federal Reserve replaced Operation Twist with outright purchases of US Treasuries and mortgage backed securities. It also pledged to keep interest rates exceptionally low until unemployment falls below 6.5% and estimated inflation for 1-2 years remains below 2.5%. The Federal Reserve Chairman, Ben Bernanke, also mentioned that the Federal Open Market Committee did not expect this unemployment threshold to be reached before mid-2015. All eyes then moved to the fiscal cliff negotiations in US Congress. The last minute agreement reached on 31 December merely moved the trigger date for the “sequester” (automatic spending cuts) from 1 January to 1 March. The only effective measures taken were raising income tax for wealthy families and reversing payroll tax cuts. In practice this amounted to a tax increase of roughly 1.5% of GDP.

During the first quarter of 2013, financial markets moved beyond risk-on/risk-off trading, with a huge dispersion in returns between countries in both equity and fixed income markets. There were some clear signs of risk appetite in the S&P 500 for instance, which grew 10% and printed all-time highs. The Nikkei225 also rose nearly 20% on the back of further JPY weakness as the newly appointed Bank of Japan governor Kuroda gave the measure of his determination to end a decade of deflation via aggressive monetary expansion. Most of the optimism however, was centred on the US with both European and Emerging Markets lagging over the quarter.

Market volatility increased considerably during the second quarter of 2013 as the two most successful trades of April, long USDJPY and long EM bonds, reversed sharply in May and June and took most financial asset prices with them. The origin of this sell-off can be traced back to the strong US non-farm payroll numbers for April, which came in at 165,000 jobs, triggering an increase in US treasury yields in early May. EM bonds, particularly local currency bonds, started selling off a few days later, and market weakness broadened and accelerated on May 22nd after Ben Bernanke gave a relatively short timeframe for the Federal Reserve to start ‘tapering’ its asset purchase programme. This carried broad implications for financial assets held on leverage, and the fact that the Nikkei fell 7% on that day illustrates the technical nature of the sell-off, in which the most crowded trades moved the fastest. The USD was initially weakened as long USDJPY positions were unwound; however, the market correction soon resumed a more ‘traditional’ pattern of market liquidation and the USD moved higher, consistent with rising treasury yields and weaker equity markets.

In Q3 2013, the global macro environment improved, although it was still not entirely free of uncertainty. The decision to delay tapering meant expectations of a US economic rebound lost traction and there was a reduction in mortgage applications as a result of financial tightening. Nevertheless, employment numbers remained relatively steady. European and UK economic data surprised on the upside, adding pressure to the US dollar, which lost 3.5% versus its major peers during the quarter. Chinese economic data also surprised on the upside, frustrating bearish expectations and lifting industrial metal commodity prices. Geopolitical risk increased, lifting oil and energy prices as the situation in Egypt and Syria remained volatile but both areas stabilised during September.

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INVESTMENT MANAGERS REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (a.k.a. trade between EM countries as opposed to trade with developed markets) has resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the fund’s institutional class outperformed its benchmark. Among the Fund’s top contributors in the period, we saw strong gains from overweight positions in China and the United Arab Emirates, where security selection was the primary driver of relative outperformance. Other positive contributors included Singapore, Israel and South Africa. The main detractors from performance included overweight positions in Brazil and Mexico and an underweight position in Hong Kong. Corporate debt remains the best performing asset class year to date despite underperforming external debt during the third quarter.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Among the Fund’s top contributors for the period were strong gains from underweight positions in Indonesia and Turkey and overweight positions in Russia and Romania. In Indonesia, positive news and flows contributed to performance: the September CPI surprised on the downside at 8.4% (vs. 9.0% expected and 8.8% prior), which we believe was still contaminated by the hike in fuel prices as core inflation rose from 4.5% to 4.7% (0.1% above expected levels). The August trade balance was positive with a US$ 132m surplus vs. the US$ 811m deficit expected, while headline foreign reserves rose from US$ 93bn to US$ 96bn.

Ashmore Emerging Markets Currency Fund

The Ashmore Emerging Markets Currency Fund (“the Fund”) (formerly known as the Ashmore Emerging Markets Local Currency Fund) seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to the local currencies of EM countries. The Fund also has the flexibility to invest in debt securities issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer.

The current environment continues to reflect the better fiscal and growth picture in the Emerging Markets compared to the developed markets. Putting aside periods of market dislocation when positioning tends to be based to a greater extent on technical and emotional factors rather than fundamentals, the real drivers of long-term currency performance, including relative interest rates and growth, clearly favour Emerging Markets. We believe that the deleveraging process across the developed world is perhaps half complete. At a sovereign level, the heavy debt burdens of developed market countries are clear – no more so than in the United States, which

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INVESTMENT MANAGERS REPORT (CONTINUED)

continually bumps up against its multi-trillion dollar debt ceiling. In our view, a basket of EM currencies not only provides superior diversification, but also allows us to invest in currencies that we consider to be best positioned to benefit from positive domestic and regional trends.

The best performing currencies over the period were the Russian rouble, Mexican peso and Polish zloty. More recently, stronger than expected economic activity in Europe contributed to positive momentum in the Euro, benefitting European EM countries.

Ashmore Emerging Markets Sovereign Debt Fund

The Ashmore Emerging Markets Sovereign Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers denominated in any hard currency. Historically, we believe that EM sovereign debt has typically been the most developed, stable, and least risky asset class in EM fixed income.

Due to robust balance sheet positions (68% of the countries in the JP Morgan EMBI Global Diversified Index (“EMBI-GD index”) are investment grade), sovereign external debt has the lowest exposure to credit spreads, combined with the highest exposure to US$ duration in the asset class. Nevertheless, high yield (“HY”) sold off by 190 basis points (bps) following Bernanke’s tapering announcement on 22 May, while investment grade (“IG”) sold off by 51 bps. This was partly due to the new supply of issuance just prior to the sell-off in May, and partly due to country specific factors including those in, for example; Ukraine, Venezuela and Mongolia.

Volatile market prices provide opportunities, to the extent that prices diverge from fundamentals. Despite having only 32% of the market capitalisation in the main index, HY is currently a universe of 34 countries. The bulk of asset price growth in these countries takes place as they access capital markets for the first time in the pursuit of long-term funding sources for economic adjustment and development, as well as investment. Pricing appropriately for the potential risks and returns from each of these economies is crucial for managers in this asset class. In Q3, the EMBI-GD index was up 1.2% with HY again outperforming IG (1.9% vs. 0.9%). Spreads on IG declined 5 bps from 222 to 217 bps over Treasury whilst HY was almost flat, moving only from 591 to 590 bps. The outperformance of HY can be explained by exposure to duration and credit spreads: the 5 year US Treasury yield declined 1 bps, and the 10 year rose 11bps, benefiting HY, which has a 5.8 year duration vs. IG with 7.3 years.

Among the Fund’s best performing positions, Argentina, Peru and the United Arab Emirates were the strongest relative outperformers. In Argentina, on the political side, Cristina Kirchner narrowly maintained her majority in the lower house with 33% of the total votes (down from 54% in 2011), but lost in the province of Buenos Aires by a margin of over 10% to her previous cabinet chief, Sergio Massa (the current mayor of Tigre and now a rival within the Peronist party). This election result opens the way for political transition in Argentina following the next election in 2015. The process may be tortuous as Cristina Kirchner may lose her majority in the Argentinian Congress if her allies change sides before the elections. On the economic side, there is an expectation that the government will take measures to attenuate the loss of reserves, such as increasing the pace of ARS devaluation. Meanwhile, the trade surplus surprised on the upside at US $ 850m (versus US$ 675m expected and US$ 568m previously) and concerns about a technically driven default on the back of the holdout case against the republic subsided in October.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the fund outperformed its benchmark with external debt contributing the most to relative performance. In October sovereign debt had a strong run, rising 2.8% with IG up 2.3% and HY up 3.7%. The main reason for the outperformance of HY was spread tightening. The EMBI-GD index moved from 322 bps over US treasuries to 298 bps, as IG declined 13 bps to 201, and HY declined by 38 bps to 548. No single country had an absolute negative performance during October. We expect the correlation between EM debt and US

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INVESTMENT MANAGERS REPORT (CONTINUED)

Treasuries to decline as investors select the best assets to buy, suggesting that the return deviation between good and bad assets should increase. Valuations in EM fixed income are compelling after the recent sell-off, while the fundamental picture has remained broadly stable, with the usual idiosyncratic country stories.

The largest contributors to absolute performance in the period were positions in China, Russia and Poland. Oil prices remained elevated, in part due to the on-going conflict in the Middle East. This helped Russia to avoid the issues seen in other commodity exporting countries such as Peru. During Q4, the market received fairly positive numbers from Russia, including rises in real disposable income, wages, retail sales and investment. In Poland, the credit profile remained positive.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (“the Fund”), launched on June 22, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The MSCI Emerging Markets Index (Net) (“MSCI EM Index”) returned 6.5% in USD terms for the year ending October 2013.

Emerging Market (EM) equity returns have been volatile this reporting year, although they ended the period on a positive note, up 6.5%. On a regional basis, EM Eastern Europe led market performance, followed by EM Asia. EM Latin America lagged. Country allocation added the most value to the Fund’s performance, which strongly outperformed its benchmark. The Fund’s exposure to the UAE (which will enter the MSCI EM Index effective May 2014) and Saudi Arabia, as well as the underweights in Chile and Indonesia, added the most value on a country basis. Our underweight in Brazil detracted. However, our stock decisions in that country added significant value, led by our exposure to Braskem SA, a petrochemicals company, and Banco do Brasil. Holdings in Taiwan suffered during the period with Parkson Retail Group detracting the most. We have reduced our exposure to technology stocks overall in Taiwan during the period and have added to our exposure in industrial companies, all driven by relative valuation.

Our investment process continues to seek companies trading at a discount to their long-term fundamental value with a focus on quality and growth. This has resulted in a cyclical bias in the portfolio, notably with an overweight position in Consumer Discretionary and Industrials, and an underweight exposure to the more expensive Consumer Staples stocks.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”), launched on October 4, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The MSCI Emerging Markets Small Cap Index (Net) returned 10.3% in USD terms for the one year ending October 2013.

Small cap returns were markedly divergent among countries: outperforming countries included Hungary, Taiwan, Poland and China, while Colombia, Peru, Chile and India were significant underperformers. Small caps outperformed EM equities overall by over 400bps.

The Fund outperformed the benchmark during the period. Stock selection was the primary source of added value, particularly in China and also in Brazil. In China, our holding in SouFun, a real-estate search provider, led gains, up largely on the back of an expected moderation in Chinese real estate regulations as well as attractive reported corporate earnings for 2Q13. Our allocations in China are dominated by Information Technology and Consumer Discretionary stocks, which we believe have attractive valuations relative to their quality and growth prospects. Stock selection in Taiwan and Indonesia, however, suffered. On a sector basis, the Fund’s overweight in Consumer Discretionary and underweight in Financials and Materials added to relative returns, while the overweight in Industrials detracted.

We continue to find growth and value opportunities in Emerging Markets and monitor the portfolio’s positions to take advantage of these opportunities as they arise.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Management Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Management Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Management Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2013 or the inception date (if later), through October 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2013

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$177,961,300	$65,231,795
Investments in fully funded total return swaps, at value	—	3,460,671
Deposit held at broker	—	109,046
Cash	5,279,487	13,979,267
Cash held at broker (restricted $1,270,000, $300,000, and $4,080,000, respectively)	—	1,270,000
Foreign currency, at value	1,306,227	183,398
Purchased Options	—	41
Unrealized appreciation on interest rate swap contracts	—	119,701
Unrealized appreciation on forward foreign currency exchange contracts	13,313	681,850
Receivable for securities and currencies sold	315,135	5,847
Receivable for fund shares sold	2,603,417	94,235
Receivable from Investment Manager	46,802	28,297
Interest and dividends receivable	3,180,829	1,079,924
Other assets	4,052	3,633
Total Assets	190,710,562	86,247,705
LIABILITIES:
Unrealized depreciation on interest rate swap contracts	—	235,599
Unrealized depreciation on forward foreign currency exchange contracts	39,080	645,457
Payable for securities and currencies purchased	2,581,136	392,056
Payable for when-issued securities	—	—
Payable for fund units redeemed	1,055,309	428
Distributions payable	205,184	71,676
Investment Manager fee payable	167,200	68,183
Trustees’ fees payable	3,480	5,423
Other liabilities	90,796	64,952
Total Liabilities	4,142,185	1,483,774
Net Assets	$186,568,377	$84,763,931
NET ASSETS:
Paid in capital	$189,475,645	$88,792,484
Undistributed (distributions in excess of) net investment income (loss)	(191,916)	(29,724)
Accumulated net realized gain (loss)	(17,905)	(155,842)
Net unrealized appreciation (depreciation)	(2,697,447)	(3,842,987)
Net Assets	$186,568,377	$84,763,931

Net Assets:
Class A	$2,851,543	$2,096,392
Class C	149,538	124,284
Institutional Class	183,567,296	82,543,255

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	308,330	229,591
Class C	16,166	13,621
Institutional Class	19,104,996	8,734,320

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$9.25	$9.13
Class C	9.25	9.13
Institutional Class	9.61	9.45

Cost of Investments in securities	$180,626,683	$68,134,474
Cost of Investments in fully funded total return swaps	$—	$4,265,881
Cost of Foreign currency held	$1,323,540	$184,578
Premiums paid for Purchased Options	$—	$60,630

[1]	Formerly the Ashmore Emerging Markets Local Currency Fund.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Currency Fund[1]	Ashmore Emerging Markets Sovereign Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund

$20,996,252	$28,209,322	$640,202,469	$9,786,908	$30,552,350
—	—	6,780,454	—	—
—	—	—	—	—
14,861,395	880,747	16,449,680	73,422	110,301
300,000	—	4,080,000	—	—
73,671	153	1,470,831	461	59
25	—	128	—	—
—	—	1,652	—	—
464,581	—	3,377,188	—	—
52,711	168	1,195,922	—	451,729
16	16	445,695	5,036	12,353
20,516	19,060	50,722	23,745	29,538
149,211	429,326	10,409,986	15,821	12,558
1,342	2,913	21,255	911	3,023
36,919,720	29,541,705	684,485,982	9,906,304	31,171,911

—	—	43,910	—	—
655,182	—	3,679,147	—	—
534,835	142,706	5,458,498	—	434,542
—	294,582	—	—	—
—	—	179,292	—	—
3,334	26,422	616,546	—	—
25,860	21,916	563,576	9,512	38,758
3,072	2,358	30,833	560	1,616
49,613	47,461	188,725	41,517	50,173
1,271,896	535,445	10,760,527	51,589	525,089
$35,647,824	$29,006,260	$673,725,455	$9,854,715	$30,646,822

$35,636,551	$28,741,688	$693,771,431	$10,536,953	$26,089,675
454,881	(22,533)	2,693,049	(507)	(2,074)
(81,531)	777,271	5,918,046	(1,028,808)	1,891,748
(362,077)	(490,166)	(28,657,071)	347,077	2,667,473
$35,647,824	$29,006,260	$673,725,455	$9,854,715	$30,646,822

$947	$1,507	$10,344,404	$28,485	$265,099
929	1,110	968,867	1,112	11,712
35,645,948	29,003,643	662,412,184	9,825,118	30,370,011

103	148	1,112,387	2,947	24,970
103	110	104,294	101	1,033
3,892,083	2,876,486	70,221,939	1,060,084	2,343,470

$9.15	$10.15	$9.30	$9.66	$10.61
8.98	10.12	9.29	11.00	11.33
9.16	10.08	9.43	9.27	12.96

$21,129,995	$28,699,491	$666,039,210	$9,439,825	$27,886,112
$—	$—	$9,079,300	$—	$—
$73,410	$150	$1,480,749	$467	$59
$36,378	$—	$189,973	$—	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2013

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$5,354,195	$5,014,138
Dividends, net of foreign tax withholdings*	—	—
Total Income	5,354,195	5,014,138
EXPENSES:
Investment Manager fees	901,481	811,977
Administration fees	27,225	29,738
Custody fees	19,597	21,367
Professional fees	72,191	76,878
Trustees’ fees	15,600	21,466
Offering expenses and registration fees	75,906	56,240
Insurance fees	3,873	6,243
Printing fees	15,304	15,304
Distribution fees - Class A	5,992	3,736
Distribution fees - Class C	837	952
Other	9,943	2,685
Total Expenses	1,147,949	1,046,586
Less expenses reimbursed by the Investment Manager	(223,515)	(212,015)
Net Expenses	924,434	834,571
Net Investment income	4,429,761	4,179,567
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	131,582	(2,519,649)
Forward foreign currency exchange contracts	(368,873)	383,592
Futures contracts	—	(43,862)
Interest rate swap contracts	—	147,348
Purchased options	—	(127,684)
Foreign exchange transactions	(41,376)	(100,405)
Net realized gain (loss)	(278,667)	(2,260,660)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(2,762,266)	(4,091,779)
Forward foreign currency exchange contracts	(19,692)	(173,702)
Investments in fully funded total return swaps	—	(1,025,602)
Interest rate swap contracts	—	(430,246)
Purchased option contracts	—	(60,589)
Foreign exchange translations	(7,439)	7,379
Change in net unrealized appreciation (depreciation)	(2,789,397)	(5,774,539)
Net Realized and Unrealized Gains (Losses)	(3,068,064)	(8,035,199)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,361,697	$(3,855,632)
* Foreign tax withholdings	$120	$24,603

[1]	Formerly the Ashmore Emerging Markets Local Currency Fund.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Currency Fund[1]	Ashmore Emerging Markets Sovereign Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund

$518,821	$1,930,852	$33,964,531	$—	$—
—	—	—	182,504	464,195
518,821	1,930,852	33,964,531	182,504	464,195

425,513	316,464	5,714,293	106,734	407,313
17,445	12,238	198,843	3,222	9,517
12,515	8,790	142,853	2,320	6,788
74,851	73,538	105,994	67,670	68,317
12,715	9,547	124,714	3,187	7,341
51,442	50,718	87,610	46,791	45,655
4,900	3,545	31,046	7,682	6,738
15,304	15,304	15,304	13,185	13,219
2	24	20,978	32	1,777
9	11	8,642	11	134
15,125	6,710	31,218	5,169	6,423
629,821	496,889	6,481,495	256,003	573,222
(194,284)	(173,356)	(619,476)	(147,340)	(158,906)
435,537	323,533	5,862,019	108,663	414,316
83,284	1,607,319	28,102,512	73,841	49,879

(220,920)	779,381	5,395,626	379,059	1,962,853
972,420	861	2,841,808	(6,511)	(1,320)
—	—	(75,762)	—	—
—	—	783,419	—	—
(73,606)	—	(344,510)	—	—
(19,918)	(785)	(282,431)	462	(32,135)
657,976	779,457	8,318,150	373,010	1,929,398

(164,716)	(3,717,677)	(38,599,290)	308,650	1,913,311
(553,880)	—	(1,284,956)	—	—
—	—	(2,194,743)	—	—
—	—	(858,265)	—	—
(36,353)	—	(189,845)	—	—
(1,526)	3	(112,776)	(47)	1,015
(756,475)	(3,717,674)	(43,239,875)	308,603	1,914,326
(98,499)	(2,938,217)	(34,921,725)	681,613	3,843,724
$(15,215)	$(1,330,898)	$(6,819,213)	$755,454	$3,893,603
$19	$—	$101,568	$21,222	$47,429

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended October 31, 2013 and October 31, 2012

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund
	2013	2012	2013	2012
OPERATIONS:
Net investment income (loss)	$4,429,761	$1,071,632	$4,179,567	$2,443,770
Net realized gain (loss)	(278,667)	185,475	(2,260,660)	191,996
Net change in unrealized appreciation (depreciation)	(2,789,397)	949,384	(5,774,539)	2,475,262
Net Increase (Decrease) in Net Assets Resulting from Operations	1,361,697	2,206,491	(3,855,632)	5,111,028

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(129,218)	(3,531)	(34,973)	(10,601)
From net realized gain	(8,260)	(6)	—	—
Tax return of capital	(926)	—	(27,984)	(128)

Total distributions to Class A shareholders	(138,404)	(3,537)	(62,957)	(10,729)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(3,894)	(413)	(1,828)	(119)
From net realized gain	(203)	(5)	—	—
Tax return of capital	(48)	—	(1,463)	(1)

Total distributions to Class C shareholders	(4,145)	(418)	(3,291)	(120)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(4,260,824)	(1,067,910)	(2,046,475)	(2,484,804)
From net realized gain	(216,214)	(66,313)	—	—
Tax return of capital	(59,552)	—	(1,618,141)	(20,104)

Total distributions to Institutional Class shareholders	(4,536,590)	(1,134,223)	(3,664,616)	(2,504,908)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	2,556,553	475,184	1,842,673	114,504
Net increase (decrease) in net assets resulting from Class C share transactions	128,015	25,392	116,253	17,125
Net increase (decrease) in net assets resulting from Institutional Class share transactions	169,037,926	4,768,171	17,286,849	7,561,234

Net increase (decrease) in net assets resulting from Fund share transactions	171,722,494	5,268,747	19,245,775	7,692,863
Total Increase (Decrease) in Net Assets	168,405,052	6,337,060	11,659,279	10,288,134
NET ASSETS:
Net assets at the beginning of the year	18,163,325	11,826,265	73,104,652	62,816,518
Net assets at the end of the year	$186,568,377	$18,163,325	$84,763,931	$73,104,652
Undistributed (Distributions in excess of) Net Investment Income (Loss)	$(191,916)	$57,372	$(29,724)	$(252,856)

[1]	Formerly the Ashmore Emerging Markets Local Currency Fund.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Currency Fund[1]		Ashmore Emerging Markets Sovereign Debt Fund		Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$ 83,284	$(344,589)	$1,607,319	$1,507,465	$28,102,512	$9,896,216	$73,841	$93,417	$49,879	$52,680
657,976	1,727,486	779,457	147,323	8,318,150	7,624,239	373,010	(555,607)	1,929,398	1,120,964
(756,475)	1,003,093	(3,717,674)	3,028,754	(43,239,875)	19,131,776	308,603	379,690	1,914,326	(789,890)
(15,215)	2,385,990	(1,330,898)	4,683,542	(6,819,213)	36,652,231	755,454	(82,500)	3,893,603	383,754

—	—	(413)	(263)	(377,693)	(34,655)	(100)	(9)	(844)	(1,149)
(30)	—	(43)	—	(64,653)	—	—	—	(13,704)	—
—	—	—	—	—	—	(20)	—	—	—

(30)	—	(456)	(263)	(442,346)	(34,655)	(120)	(9)	(14,548)	(1,149)

—	—	(40)	(40)	(32,382)	(4,414)	(6)	(3)	(40)	(5)
(30)	—	(3)	—	(9,191)	—	—	—	(52)	—
—	—	—	—	—	—	(1)	—	—	—

(30)	—	(43)	(40)	(41,573)	(4,414)	(7)	(3)	(92)	(5)

(118,078)	—	(1,614,231)	(1,527,944)	(26,448,591)	(9,890,635)	(67,762)	(101,630)	(72,503)	(53,188)
(1,809,756)	—	(126,668)	—	(8,496,687)	—	—	—	(1,116,480)	—
—	—	—	—	—	—	(6,759)	(4,929)	—	(38,656)

(1,927,834)	—	(1,740,899)	(1,527,944)	(34,945,278)	(9,890,635)	(74,521)	(106,559)	(1,188,983)	(91,844)

32	2	(11,850)	11,932	7,948,290	2,690,701	25,333	1,007	(106,768)	233,034
30	2	44	46	510,771	518,650	8	1,005	10,478	1,032
(30,769,274)	42,329,736	(2,949,787)	1,338,057	189,754,435	385,372,014	404,751	82,731	14,455,333	1,496,566

(30,769,212)	42,329,740	(2,961,593)	1,350,035	198,213,496	388,581,365	430,092	84,743	14,359,043	1,730,632
(32,712,321)	44,715,730	(6,033,889)	4,505,330	155,965,086	415,303,892	1,110,898	(104,328)	17,049,023	2,021,388

68,360,145	23,644,415	35,040,149	30,534,819	517,760,369	102,456,477	8,743,817	8,848,145	13,597,799	11,576,411
$ 35,647,824	$68,360,145	$29,006,260	$35,040,149	$673,725,455	$517,760,369	$9,854,715	$8,743,817	$30,646,822	$13,597,799
$ 454,881	$1,567,268	$(22,533)	$(15,244)	$2,693,049	$5,252,821	$(507)	$(431)	$(2,074)	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Corporate Debt Fund

	2013	Class A 2012	2011[1]	2013	Class C 2012	2011[1]
Net asset value at beginning of period	$9.69	$9.09	$10.00	$9.70	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.51	0.67	0.32	0.44	0.60	0.28
Net realized and unrealized gain (loss)	(0.35)	0.67	(0.86)	(0.36)	0.68	(0.86)

Total from investment operations	0.16	1.34	(0.54)	0.08	1.28	(0.58)

Less distributions:

From net investment income	(0.52)	(0.69)	(0.37)	(0.45)	(0.62)	(0.33)
From net realized gain	(0.07)	(0.05)	—	(0.07)	(0.05)	—
Tax return of capital	(0.01)	—	—	(0.01)	—	—

Total distributions	(0.60)	(0.74)	(0.37)	(0.53)	(0.67)	(0.33)

Net asset value at end of period	$9.25	$9.69	$9.09	$9.25	$9.70	$9.09

Total return[3]	1.63%	15.54%	(5.44%)	0.80%	14.78%	(5.78%)

Portfolio turnover rate[4]	49%	50%	22%	49%	50%	22%

Net assets, end of period (in thousands)	$2,852	$485	$1	$150	$27	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.71%	2.89%	4.36%	2.46%	3.60%	5.12%
Total expenses after reimbursements	1.45%	1.45%	1.45%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.15%	5.19%	4.35%	4.42%	4.73%	3.59%
Net investment income after reimbursements	5.41%	6.63%	7.26%	4.68%	6.13%	6.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class
	2013	2012	2011[6]

Net asset value at beginning of period	$10.07	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.55	0.73	0.63
Net realized and unrealized gain (loss)	(0.36)	0.70	(0.60)

Total from investment operations	0.19	1.43	0.03

Less distributions:

From net investment income	(0.57)	(0.74)	(0.60)
From net realized gain	(0.07)	(0.05)	—
Tax return of capital	(0.01)	—	—

Total distributions	(0.65)	(0.79)	(0.60)

Net asset value at end of period	$9.61	$10.07	$9.43

Total return[3]	1.91%	15.97%	0.27%

Portfolio turnover rate[4]	49%	50%	22%

Net assets, end of period (in thousands)	$183,567	$17,651	$11,824

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.46%	2.66%	3.78%
Total expenses after reimbursements	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.37%	6.16%	4.60%
Net investment income after reimbursements	5.66%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Local Currency Bond Fund

	Class A			Class C
	2013	2012	2011[1]	2013	2012	2011[1]
Net asset value at beginning of period	$9.83	$9.43	$10.00	$9.83	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.44	0.43	0.13	0.38	0.22	0.13
Net realized and unrealized gain (loss)	(0.74)	0.31	(0.48)	(0.75)	0.45	(0.51)

Total from investment operations	(0.30)	0.74	(0.35)	(0.37)	0.67	(0.38)

Less distributions:

From net investment income	(0.22)	(0.34)	(0.13)	(0.18)	(0.27)	(0.11)
From net realized gain	(0.01)	—	—	(0.01)	—	—
Tax return of capital	(0.17)	—[3]	(0.09)	(0.14)	—[3]	(0.08)

Total distributions	(0.40)	(0.34)	(0.22)	(0.33)	(0.27)	(0.19)

Net asset value at end of period	$9.13	$9.83	$9.43	$9.13	$9.83	$9.43

Total return[4]	(3.21%)	8.02%	(3.60%)	(3.92%)	7.33%	(4.01%)

Portfolio turnover rate[5]	112%	101%	31%	112%	101%	31%

Net assets, end of period (in thousands)	$2,096	$413	$286	$124	$19	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.47%	1.64%	1.99%	2.22%	2.47%	2.87%
Total expenses after reimbursements	1.25%	1.25%	1.25%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	4.38%	3.03%	2.34%	3.77%	1.87%	1.87%
Net investment income after reimbursements	4.60%	3.42%	3.08%	3.99%	2.34%	2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class
	2013	2012	2011[7]
Net asset value at beginning of period	$10.18	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.49	0.37	0.29
Net realized and unrealized gain (loss)	(0.78)	0.42	0.06

Total from investment operations	(0.29)	0.79	0.35

Less distributions:

From net investment income	(0.24)	(0.37)	(0.35)
From net realized gain	(0.01)	—	—
Tax return of capital	(0.19)	—[3]	(0.24)

Total distributions	(0.44)	(0.37)	(0.59)

Net asset value at end of period	$9.45	$10.18	$9.76

Total return[4]	(3.02%)	8.39%	3.35%

Portfolio turnover rate[5]	112%	101%	31%

Net assets, end of period (in thousands)	$82,543	$72,673	$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.22%	1.39%	1.70%
Total expenses after reimbursements	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.64%	3.31%	2.55%
Net investment income after reimbursements	4.89%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Currency Fund[1]

	Class A			Class C
	2013	2012	2011[2]	2013	2012	2011[2]
Net asset value at beginning of period	$9.51	$9.38	$10.00	$9.41	$9.35	$10.00

Income (loss) from investment operations:
Net investment gain (loss)[3]	(0.01)	(0.09)	(0.03)	(0.08)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	(0.05)	0.22	(0.57)	(0.05)	0.23	(0.58)

Total from investment operations	(0.06)	0.13	(0.60)	(0.13)	0.06	(0.64)

Less distributions:

From net investment income	—	—	—	—	—	—
From net realized gain	(0.30)	—	(0.02)	(0.30)	—	(0.01)

Total distributions	(0.30)	—	(0.02)	(0.30)	—	(0.01)

Net asset value at end of period	$9.15	$9.51	$9.38	$8.98	$9.41	$9.35

Total return[4]	(0.65%)	1.50%	(6.12%)	(1.43%)	0.77%	(6.46%)

Portfolio turnover rate[5]	198%	157%	37%	198%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1	$1	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.46%	2.17%	2.26%	2.22%	2.90%
Total expenses after reimbursements	1.15%	1.15%	1.15%	1.90%	1.90%	1.90%

Net investment loss to average net assets:
Net investment loss before reimbursements	(0.56%)	(1.31%)	(1.60%)	(1.30%)	(2.07%)	(2.33%)
Net investment loss after reimbursements	(0.20%)	(1.00%)	(0.58%)	(0.94%)	(1.75%)	(1.33%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Currency Fund[1]

	Institutional Class
	2013	2012	2011[7]
Net asset value at beginning of period	$9.51	$9.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.02	(0.10)	(0.04)
Net realized and unrealized gain (loss)	(0.05)	0.26	0.06

Total from investment operations	(0.03)	0.16	0.02

Less distributions:

From net investment income	(0.02)	—	—
From net realized gain	(0.30)	—	(0.67)

Total distributions	(0.32)	—	(0.67)

Net asset value at end of period	$9.16	$9.51	$9.35

Total return[4]	(0.33%)	1.71%	(0.12%)

Portfolio turnover rate[5]	198%	157%	37%

Net assets, end of period (in thousands)	$35,646	$68,358	$23,643

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.32%	2.03%
Total expenses after reimbursements	0.87%	0.87%	0.87%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.22%)	(1.05%)	(1.58%)
Net investment income (loss) after reimbursements	0.17%	(0.60%)	(0.42%)

[1]	Formerly the Ashmore Emerging Markets Local Currency Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Sovereign Debt Fund

		Class A			Class C
	2013	2012	2011[1]	2013	2012	2011[1]
Net asset value at beginning of period	$11.06	$10.04	$10.00	$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.46	0.44	0.19	0.38	0.37	0.15
Net realized and unrealized gain (loss)	(0.88)	1.03	0.04	(0.89)	1.01	0.05

Total from investment operations	(0.42)	1.47	0.23	(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.46)	(0.45)	(0.19)	(0.38)	(0.38)	(0.16)
From net realized gain	(0.03)	—	—	(0.03)	—	—

Total distributions	(0.49)	(0.45)	(0.19)	(0.41)	(0.38)	(0.16)

Net asset value at end of period	$10.15	$11.06	$10.04	$10.12	$11.04	$10.04

Total return[3]	(3.86%)	15.24%	2.26%	(4.64%)	14.28%	1.90%

Portfolio turnover rate[4]	81%	30%	9%	81%	30%	9%

Net assets, end of period (in thousands)	$2	$14	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.66%	1.93%	4.61%	2.41%	2.73%	5.35%
Total expenses after reimbursements	1.20%	1.20%	1.20%	1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.75%	3.62%	0.57%	3.16%	2.86%	(0.18%)
Net investment income after reimbursements	4.21%	4.35%	3.98%	3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Sovereign Debt Fund

	Institutional Class
	2013	2012	2011[6]
Net asset value at beginning of period	$10.99	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.48	0.48	0.40
Net realized and unrealized gain (loss)	(0.87)	1.01	—

Total from investment operations	(0.39)	1.49	0.40

Less distributions

From net investment income	(0.49)	(0.49)	(0.41)
From net realized gain	(0.03)	—	—

Total distributions	(0.52)	(0.49)	(0.41)

Net asset value at end of period	$10.08	$10.99	$9.99

Total return[3]	(3.64%)	15.32%	4.15%

Portfolio turnover rate[4]	81%	30%	9%

Net assets, end of period (in thousands)	$29,004	$35,025	$30,533

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	4.08%	3.95%	1.74%
Net investment income after reimbursements	4.57%	4.66%	4.45%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Total Return Fund

		Class A			Class C
	2013	2012	2011[1]	2013	2012	2011[1]
Net asset value at beginning of period	$10.05	$9.37	$10.00	$10.05	$9.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.41	0.43[2]	0.22[2]	0.33	0.39[2]	0.19[2]
Net realized and unrealized gain (loss)	(0.57)	0.68	(0.66)	(0.57)	0.66	(0.66)

Total from investment operations	(0.16)	1.11	(0.44)	(0.24)	1.05	(0.47)

Less distributions:

From net investment income	(0.43)	(0.43)	(0.09)	(0.36)	(0.36)	(0.08)
From net realized gain	(0.16)	—	—	(0.16)	—	—
Tax return of capital	—	—	(0.10)	—	—	(0.09)

Total distributions	(0.59)	(0.43)	(0.19)	(0.52)	(0.36)	(0.17)

Net asset value at end of period	$9.30	$10.05	$9.37	$9.29	$10.05	$9.36

Total return[3]	(1.70%)	12.20%	(4.40%)	(2.44%)	11.42%	(4.79%)

Portfolio turnover rate[4]	85%	83%	39%	85%	83%	39%

Net assets, end of period (in thousands)	$10,344	$3,263	$509	$969	$541	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.38%	1.48%	1.75%	2.13%	2.21%	2.82%
Total expenses after reimbursements	1.30%	1.30%	1.30%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	4.55%	3.99%	4.21%	3.83%	2.62%	3.32%
Net investment income after reimbursements	4.63%	4.17%	4.66%	3.91%	2.78%	4.09%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Total Return Fund

	Institutional Class
	2013	2012		2011[6]
Net asset value at beginning of period	$ 10.20	$ 9.50		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.45	0.44	[2]	0.46	[2]
Net realized and unrealized gain (loss)	(0.60)	0.72		(0.34)

Total from investment operations	(0.15)	1.16		0.12

Less distributions:

From net investment income	(0.46)	(0.46)		(0.29)
From net realized gain	(0.16)	—		—
Tax return of capital	—	—		(0.33)

Total distributions	(0.62)	(0.46)		(0.62)

Net asset value at end of period	$ 9.43	$ 10.20		$ 9.50

Total return[3]	(1.48%)	12.50%		1.11%

Portfolio turnover rate[4]	85%	83%		39%

Net assets, end of period (in thousands)	$662,412	$513,956		$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.13%	1.22%		1.63%
Total expenses after reimbursements	1.02%	1.02%		1.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.81%	4.11%		4.63%
Net investment income after reimbursements	4.92%	4.31%		5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Equity Fund

	Class A		Class C
	2013	2012[1]	2013	2012[2]
Net asset value at beginning of period	$ 9.01	$ 10.00	$ 10.32	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.08	0.08	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.64	(0.98)	0.78	0.36

Total from investment operations	0.72	(0.90)	0.75	0.35

Less distributions:

From net investment income	(0.06)	(0.09)	(0.06)	(0.03)
Tax return of capital	(0.01)	—	(0.01)	—

Total distributions	(0.07)	(0.09)	(0.07)	(0.03)

Net asset value at end of period	$ 9.66	$ 9.01	$ 11.00	$ 10.32

Total return[4]	8.11%	(8.94%)	7.58%	3.26%

Portfolio turnover rate[5]	92%	95%	92%	95%

Net assets, end of period (in thousands)	$28	$1	$1	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.01%	4.40%	3.77%	5.40%
Total expenses after reimbursements	1.45%	1.45%	2.20%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.70%)	(1.60%)	(1.81%)	(3.82%)
Net investment income (loss) after reimbursements	0.86%	1.35%	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Equity Fund

	Institutional Class
	2013	2012	2011[6]
Net asset value at beginning of period	$ 8.62	$ 8.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.07	0.09	0.05
Net realized and unrealized gain (loss)	0.65	(0.17)	(1.19)

Total from investment operations	0.72	(0.08)	(1.14)

Less distributions:

From net investment income	(0.06)	(0.10)	(0.05)
Tax return of capital	(0.01)	(0.01)	—

Total distributions	(0.07)	(0.11)	(0.05)

Net asset value at end of period	$ 9.27	$ 8.62	$ 8.81

Total return[4]	8.48%	(0.87%)	(11.37%)

Portfolio turnover rate[5]	92%	95%	75%

Net assets, end of period (in thousands)	$9,825	$8,742	$8,848

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.76%	4.09%	5.34%
Total expenses after reimbursements	1.17%	1.17%	1.17%

Net investment income/(loss) to average net assets:
Net investment loss before reimbursements	(0.79%)	(1.84%)	(2.55%)
Net investment income after reimbursements	0.80%	1.08%	1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Class C commenced investment operations on August 24, 2012.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A		Class C
	2013	2012[1]	2013	2012[2]
Net asset value at beginning of period	$ 9.77	$ 10.00	$ 10.48	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.08	0.02	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.31	(0.20)	1.46	0.54

Total from investment operations	1.39	(0.18)	1.40	0.53

Less distributions:

From net investment income	(0.03)	(0.05)	(0.03)	(0.05)
From net realized gain	(0.52)	—	(0.52)	—

Total distributions	(0.55)	(0.05)	(0.55)	(0.05)

Net asset value at end of period	$ 10.61	$ 9.77	$ 11.33	$ 10.48

Total return[4]	14.65%	(1.73)%	13.93%	5.17%

Portfolio turnover rate[5]	113%	94%	113%	94%

Net assets, end of period (in thousands)	$265	$238	$12	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.35%	3.43%	3.10%	5.12%
Total expenses after reimbursements	1.80%	1.80%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	0.25%	(1.15%)	(1.13%)	(3.35%)
Net investment income (loss) after reimbursements	0.80%	0.48%	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Periods Ended October 31,

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class
	2013	2012	2011[7]
Net asset value at beginning of period	$ 11.79	$ 11.58	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.02	0.05	(0.01)
Net realized and unrealized gain (loss)	1.70	0.25	1.59

Total from investment operations	1.72	0.30	1.58

Less distributions:

From net investment income	(0.03)	(0.05)	—
From net realized gain	(0.52)	(0.04)	—

Total distributions	(0.55)	(0.09)	—

Net asset value at end of period	$ 12.96	$ 11.79	$ 11.58

Total return[4]	15.04%	2.61%	15.80%

Portfolio turnover rate[5]	113%	94%	20%

Net assets, end of period (in thousands)	$30,370	$13,359	$11,576

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.11%	3.43%	15.42%
Total expenses after reimbursements	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.42%)	(1.46%)	(14.76%)
Net investment income (loss) after reimbursements	0.17%	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Class C commenced investment operations on August 24, 2012.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $195,987)
WPE International Cooperatief UA 10.375%, 09/30/2020		200,000	$140,000	0.08

			140,000	0.08
Barbados (Cost $961,232)
Columbus International, Inc. 11.500%, 11/20/2014		900,000	969,750	0.52

			969,750	0.52
Brazil (Cost $10,268,310)
Banco do Brasil S.A. 3.875%, 10/10/2022		200,000	182,000	0.10
Banco do Brasil S.A. 8.500%, 10/29/2049		100,000	112,750	0.06
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	600,000	250,424	0.13
Banco Santander Brasil S.A. 4.625%, 02/13/2017		200,000	210,000	0.11
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	1,380,264	588,583	0.32
Braskem Finance Ltd. 5.750%, 04/15/2021		200,000	204,700	0.11
BRF S.A. 5.875%, 06/06/2022		200,000	208,000	0.11
Cia Energetica de Sao Paulo 9.750%, 01/15/2015	BRL	358,543	161,865	0.09
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	1,400,000	556,200	0.30
Gerdau Holdings, Inc. 7.000%, 01/20/2020		100,000	109,600	0.06
Globo Comunicacao e Participacoes S.A. 4.875%, 04/11/2022		200,000	202,000	0.11
Itau Unibanco Holding S.A. 5.650%, 03/19/2022		200,000	198,500	0.11
JBS Finance II Ltd. 8.250%, 01/29/2018		200,000	209,500	0.11
Marfrig Holding Europe B.V. 9.875%, 07/24/2017		1,400,000	1,398,250	0.75
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		900,000	848,250	0.45
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,050,000	1,013,250	0.54
Minerva Luxembourg S.A. 12.250%, 02/10/2022(2)		200,000	224,000	0.12
Minerva Luxembourg S.A. 7.750%, 01/31/2023(2)		700,000	679,000	0.36
Mirabela Nickel Ltd. 8.750%, 04/15/2018		195,000	68,250	0.04
Odebrecht Finance Ltd. 4.375%, 04/25/2025		230,000	206,425	0.11
OGX Austria GmbH 8.500%, 06/01/2018(3)		700,000	66,500	0.04
Oi S.A. 5.750%, 02/10/2022		200,000	187,500	0.10
OSX 3 Leasing B.V. 9.250%, 03/20/2015(4)		910,000	731,412	0.39
Petrobras Global Finance B.V., FRN 2.384%, 01/15/2019		230,000	223,560	0.12
Petrobras Global Finance B.V. 4.375%, 05/20/2023		50,000	46,205	0.02
Samarco Mineracao S.A. 4.125%, 11/01/2022		200,000	182,800	0.10
Schahin II Finance Co. SPV Ltd. 5.875%, 09/25/2022		191,600	186,810	0.10
Telemar Norte Leste S.A. 5.500%, 10/23/2020		100,000	96,000	0.05
			9,352,334	5.01
Chile (Cost $2,608,768)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		300,000	274,500	0.15
Automotores Gildemeister S.A. 6.750%, 01/15/2023		150,000	126,750	0.07
Banco de Credito e Inversiones 4.000%, 02/11/2023		200,000	186,804	0.10
Banco Santander Chile 6.500%, 09/22/2020	CLP	100,000,000	194,046	0.10
Cencosud S.A. 5.500%, 01/20/2021		150,000	155,552	0.08
Cencosud S.A. 4.875%, 01/20/2023		200,000	192,118	0.10
E.CL S.A. 5.625%, 01/15/2021		100,000	104,817	0.06
Inversiones Alsacia S.A. 8.000%, 08/18/2018		123,782	90,361	0.05
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	189,403	0.10
SACI Falabella 3.750%, 04/30/2023		200,000	184,000	0.10
SMU S.A. 7.750%, 02/08/2020		400,000	222,000	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Chile - (continued)
Sociedad Quimica y Minera de Chile S.A. 3.625%, 04/03/2023		200,000	$172,951	0.09
Telefonica Chile S.A. 3.875%, 10/12/2022		200,000	184,711	0.10
			2,278,013	1.22
China (Cost $24,561,086)
21Vianet Group, Inc. 7.875%, 03/22/2016	CNY	2,000,000	336,966	0.18
Agile Property Holdings Ltd. 10.000%, 11/14/2016		200,000	210,260	0.11
Agile Property Holdings Ltd. 9.875%, 03/20/2017		400,000	438,000	0.23
Baidu, Inc. 3.500%, 11/28/2022		200,000	187,326	0.10
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		600,000	566,076	0.30
Chaowei Power Holdings Ltd. 7.250%, 09/24/2017	CNY	1,000,000	157,027	0.08
China Automation Group Ltd. 7.750%, 04/20/2016		400,000	404,000	0.22
China CITIC Bank International Ltd. 6.875%, 06/24/2020		100,000	111,646	0.06
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015		60,000	22,200	0.01
China Lesso Group Holdings Ltd. 7.875%, 05/13/2016		700,000	738,500	0.40
China Oriental Group Co. Ltd. 8.000%, 08/18/2015		650,000	664,625	0.36
China Overseas Finance Cayman II Ltd. 5.500%, 11/10/2020		100,000	105,691	0.06
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		200,000	187,164	0.10
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		600,000	655,500	0.35
COSL Finance BVI Ltd. 3.250%, 09/06/2022		200,000	183,671	0.10
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		800,000	892,960	0.48
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021(4)		300,000	299,640	0.16
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		1,300,000	1,295,125	0.69
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(2)(5)		80,635	49,591	0.03
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		200,000	214,567	0.12
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015(2)		350,000	375,375	0.20
Evergrande Real Estate Group Ltd. 8.750%, 10/30/2018(2)		1,000,000	1,011,200	0.54
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(5)		213,291	213,291	0.11
Fosun International Ltd. 7.500%, 05/12/2016		200,000	207,500	0.11
Franshion Development Ltd. 6.750%, 04/15/2021		400,000	405,000	0.22
Fufeng Group Ltd. 7.625%, 04/13/2016		800,000	816,000	0.44
Gemdale International Investment Ltd. 7.125%, 11/16/2017		1,500,000	1,560,000	0.84
Hengdeli Holdings Ltd. 6.250%, 01/29/2018		700,000	715,750	0.38
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		100,000	72,000	0.04
Hyva Global B.V. 8.625%, 03/24/2016		400,000	398,000	0.21
KWG Property Holding Ltd. 13.250%, 03/22/2017		600,000	696,000	0.37
KWG Property Holding Ltd. 12.500%, 08/18/2017		500,000	553,750	0.30
Lonking Holdings Ltd. 8.500%, 06/03/2016		800,000	830,000	0.45
MIE Holdings Corp. 6.875%, 02/06/2018		200,000	191,000	0.10
Nord Anglia Education, Inc. 8.500%, 02/15/2018(5)		200,000	202,000	0.11
Powerlong Real Estate Holdings Ltd. 13.750%, 09/16/2015		100,000	106,500	0.06
Powerlong Real Estate Holdings Ltd. 11.250%, 01/25/2018		900,000	895,500	0.48
Shimao Property Holdings Ltd. 11.000%, 03/08/2018		200,000	224,500	0.12
Shimao Property Holdings Ltd. 6.625%, 01/14/2020		1,100,000	1,061,500	0.57
Sino-Forest Corp. 5.000%, 08/01/2013(6)		21,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(6)		82,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(6)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(6)		252,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		1,100,000	1,240,250	0.66
Sunac China Holdings Ltd. 9.375%, 04/05/2018		400,000	411,000	0.22
Tencent Holdings Ltd. 4.625%, 12/12/2016		200,000	215,169	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Texhong Textile Group Ltd. 6.500%, 01/18/2019		400,000	$398,000	0.21
West China Cement Ltd. 7.500%, 01/25/2016		1,100,000	1,108,250	0.59
Yanlord Land Group Ltd. 9.500%, 05/04/2017		500,000	532,500	0.29
Yanlord Land Group Ltd. 10.625%, 03/29/2018		600,000	657,000	0.35
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,000,000	1,022,500	0.55
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		800,000	900,000	0.48
			24,740,070	13.26
Colombia (Cost $2,856,428)
Banco Davivienda S.A. 2.950%, 01/29/2018		400,000	390,000	0.21
Banco de Bogota S.A. 5.375%, 02/19/2023		200,000	198,000	0.11
Bancolombia S.A. 4.250%, 01/12/2016		100,000	104,000	0.06
Bancolombia S.A. 5.125%, 09/11/2022		400,000	382,000	0.20
Ecopetrol S.A. 4.250%, 09/18/2018		200,000	210,000	0.11
Empresa de Energia de Bogota S.A. 6.125%, 11/10/2021		200,000	210,000	0.11
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	600,000,000	273,470	0.15
Grupo Aval Ltd. 4.750%, 09/26/2022		200,000	187,750	0.10
Gruposura Finance 5.700%, 05/18/2021		200,000	207,000	0.11
Millicom International Cellular S.A. 6.625%, 10/15/2021(2)		600,000	616,500	0.33
			2,778,720	1.49
Czech Republic (Cost $1,435,249)
EP Energy A.S. 5.875%, 11/01/2019	EUR	200,000	294,971	0.16
New World Resources N.V. 7.875%, 05/01/2018	EUR	790,000	756,737	0.40
New World Resources N.V. 7.875%, 01/15/2021	EUR	350,000	184,623	0.10
			1,236,331	0.66
Hong Kong (Cost $5,687,531)
CFG Investment S.A.C. 9.750%, 07/30/2019(2)		200,000	191,000	0.10
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		1,900,000	2,118,500	1.14
Fosun International Ltd. 7.500%, 05/12/2016		600,000	622,500	0.33
HKCG Finance Ltd. 6.250%, 08/07/2018		100,000	116,122	0.06
Hutchison Whampoa International 11 Ltd. 4.625%, 01/13/2022		400,000	412,682	0.22
Noble Group Ltd. 4.875%, 08/05/2015		100,000	104,150	0.06
Nord Anglia Education UK Holdings PLC 10.250%, 04/01/2017		800,000	888,000	0.48
Pacnet Ltd. 9.250%, 11/09/2015		400,000	404,000	0.22
PCCW-HKT Capital No 3 Ltd. 5.250%, 07/20/2015		200,000	212,643	0.11
PCCW-HKT Capital No 4 Ltd. 4.250%, 02/24/2016		175,000	184,191	0.10
PCCW-HKT Capital No 5 Ltd. 3.750%, 03/08/2023		200,000	184,788	0.10
Wharf Finance Ltd. 6.125%, 11/06/2017		300,000	336,495	0.18
			5,775,071	3.10
India (Cost $5,512,106)
Bank of Baroda 6.625%, 05/25/2022		220,000	213,806	0.12
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		400,000	375,000	0.20
ICICI Bank Ltd. 5.750%, 11/16/2020		200,000	207,198	0.11
Reliance Holdings USA, Inc. 5.400%, 02/14/2022		500,000	511,225	0.27
Vedanta Resources PLC 6.000%, 01/31/2019		800,000	772,000	0.41
Vedanta Resources PLC 8.250%, 06/07/2021		1,400,000	1,442,000	0.77
Vedanta Resources PLC 7.125%, 05/31/2023		2,100,000	2,005,500	1.08
			5,526,729	2.96
Indonesia (Cost $1,251,887)
Bumi Investment Pte Ltd. 10.750%, 10/06/2017		200,000	122,000	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Enercoal Resources Pte Ltd. 9.250%, 08/05/2014		200,000	$104,000	0.06
Indo Energy Finance B.V. 7.000%, 05/07/2018		200,000	209,750	0.11
Indo Energy Finance II B.V. 6.375%, 01/24/2023		600,000	526,500	0.28
Indosat Palapa Co. B.V. 7.375%, 07/29/2020		200,000	215,250	0.11
			1,177,500	0.63
Israel (Cost $4,982,286)
Altice Financing S.A. 7.875%, 12/15/2019		800,000	866,400	0.46
Altice Financing S.A. 8.000%, 12/15/2019	EUR	1,400,000	2,063,373	1.11
Altice Finco S.A. 9.875%, 12/15/2020		600,000	670,500	0.36
Altice Finco S.A. 9.000%, 06/15/2023	EUR	200,000	294,632	0.16
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		200,000	210,500	0.11
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		700,000	780,500	0.42
Israel Electric Corp. Ltd. 6.875%, 06/21/2023		200,000	214,300	0.11
			5,100,205	2.73
Jamaica (Cost $14,498,267)
Digicel Group Ltd. 10.500%, 04/15/2018		3,350,000	3,618,000	1.94
Digicel Group Ltd. 8.250%, 09/30/2020		3,800,000	4,009,000	2.15
Digicel Ltd. 7.000%, 02/15/2020		1,500,000	1,522,500	0.81
Digicel Ltd. 6.000%, 04/15/2021		5,460,000	5,296,200	2.84
			14,445,700	7.74
Kazakhstan (Cost $8,134,515)
ATF Bank JSC 9.000%, 05/11/2016		200,000	199,250	0.11
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		600,000	553,500	0.30
Kaspi Bank JSC 9.875%, 10/28/2016(4)		700,000	698,250	0.37
KazAgro National Management Holding JSC 4.625%, 05/24/2023		200,000	189,050	0.10
Kazkommertsbank JSC 7.875%, 04/07/2014		1,100,000	1,105,500	0.59
Kazkommertsbank JSC 8.000%, 11/03/2015		600,000	606,000	0.32
Kazkommertsbank JSC 7.500%, 11/29/2016		700,000	684,250	0.37
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,550,000	2,046,638	1.10
Kazkommertsbank JSC 8.500%, 05/11/2018		1,000,000	957,500	0.51
KazMunayGas National Co. JSC 5.750%, 04/30/2043		200,000	181,480	0.10
Zhaikmunai LLP 7.125%, 11/13/2019		900,000	958,500	0.51
			8,179,918	4.38
Kuwait (Cost $349,970)
Kuwait Projects Co. 9.375%, 07/15/2020		300,000	360,000	0.19
			360,000	0.19
Lithuania (Cost $937,105)
Bite Finance International B.V., FRN 7.725%, 02/15/2018	EUR	700,000	967,057	0.52
			967,057	0.52
Malaysia (Cost $404,062)
IOI Investment L Bhd. 4.375%, 06/27/2022		200,000	191,800	0.10
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		200,000	198,780	0.11
			390,580	0.21
Mexico (Cost $18,771,142)
Alpek S.A. de C.V. 4.500%, 11/20/2022		400,000	386,500	0.21
America Movil S.A.B. de C.V., FRN 1.256%, 09/12/2016		300,000	302,618	0.16
America Movil S.A.B. de C.V. 3.125%, 07/16/2022		200,000	188,324	0.10
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	6,000,000	434,202	0.23
BBVA Bancomer S.A. 6.500%, 03/10/2021		300,000	324,750	0.17
BBVA Bancomer S.A. 6.750%, 09/30/2022		350,000	379,750	0.20
Cemex Espana Luxembourg 9.875%, 04/30/2019		1,150,000	1,299,500	0.70
Cemex Espana Luxembourg 9.250%, 05/12/2020		1,879,000	2,048,110	1.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Cemex Finance LLC 9.375%, 10/12/2022		3,300,000	$3,704,250	1.99
Cemex S.A.B. de C.V. 9.000%, 01/11/2018		1,350,000	1,468,125	0.79
Cemex S.A.B. de C.V. 9.500%, 06/15/2018		200,000	227,500	0.12
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		900,000	880,875	0.47
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		300,000	304,500	0.16
Cemex S.A.B. de C.V. 7.250%, 01/15/2021(4)		1,000,000	1,018,750	0.55
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	208,500	0.11
Corp. GEO S.A.B. de C.V. 9.250%, 06/30/2020(3)		100,000	15,000	0.01
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(3)		200,000	30,000	0.02
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/2019(3)		100,000	16,500	0.01
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(3)		100,000	16,500	0.01
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/2017		760,000	758,100	0.41
Fomento Economico Mexicano S.A.B. de C.V. 2.875%, 05/10/2023		500,000	453,131	0.24
Grupo Televisa S.A.B. 6.625%, 03/18/2025		370,000	432,393	0.23
Mexichem S.A.B. de C.V. 4.875%, 09/19/2022		275,000	272,250	0.15
Mexichem S.A.B. de C.V. 6.750%, 09/19/2042		200,000	196,500	0.10
NII Capital Corp. 10.000%, 08/15/2016		100,000	78,000	0.04
NII Capital Corp. 8.875%, 12/15/2019		150,000	93,750	0.05
NII Capital Corp. 7.625%, 04/01/2021		1,980,000	1,148,400	0.62
Petroleos Mexicanos 7.650%, 11/24/2021	MXN	5,800,000	469,902	0.25
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(2)(3)		100,000	16,000	0.01
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(2)(3)		500,000	80,000	0.04
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(2)(3)		850,000	136,000	0.07
			17,388,680	9.32
Mongolia (Cost $1,301,075)
Mongolian Mining Corp. 8.875%, 03/29/2017		950,000	776,625	0.42
Trade & Development Bank of Mongolia LLC 8.500%, 09/20/2015		400,000	392,103	0.21
			1,168,728	0.63
Nigeria (Cost $4,496,747)
Afren PLC 11.500%, 02/01/2016		400,000	456,500	0.24
Afren PLC 10.250%, 04/08/2019		200,000	229,000	0.12
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,600,000	1,635,200	0.88
Frigoglass Finance B.V. 8.250%, 05/15/2018	EUR	200,000	292,391	0.16
Sea Trucks Group 9.000%, 03/26/2018(4)		2,000,000	1,890,000	1.01
			4,503,091	2.41
Panama (Cost $423,778)
Sable International Finance Ltd. 8.750%, 02/01/2020		400,000	452,000	0.24
			452,000	0.24
Paraguay (Cost $872,810)
Banco Bilbao Vizcaya Argentaria Paraguay S.A. 9.750%, 02/11/2016		150,000	159,938	0.09
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		700,000	707,000	0.38
			866,938	0.47
Peru (Cost $3,479,311)
Ajecorp B.V. 6.500%, 05/14/2022		1,150,000	1,161,500	0.62

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Peru - (continued)
Alicorp S.A.A. 3.875%, 03/20/2023		150,000	$141,000	0.08
Banco de Credito del Peru 4.250%, 04/01/2023		200,000	190,500	0.10
Banco Internacional del Peru S.A.A. 5.750%, 10/07/2020		200,000	208,000	0.11
BBVA Banco Continental S.A. 5.000%, 08/26/2022		200,000	204,500	0.11
Corp. Azucarera del Peru S.A. 6.375%, 08/02/2022		1,000,000	975,000	0.52
Southern Copper Corp. 3.500%, 11/08/2022		300,000	279,814	0.15
Southern Copper Corp. 6.750%, 04/16/2040		100,000	98,586	0.05
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		200,000	180,956	0.10
			3,439,856	1.84
Philippines (Cost $1,187,874)
JGSH Philippines Ltd. 4.375%, 01/23/2023		600,000	561,000	0.30
Petron Corp. 7.000%, 11/10/2017	PHP	25,000,000	571,986	0.31
			1,132,986	0.61
Poland (Cost $3,562,328)
Eileme 1 AB 14.250%, 08/15/2020(5)		428,500	460,638	0.25
Eileme 2 AB 11.750%, 01/31/2020	EUR	1,050,000	1,684,391	0.90
Koleje Mazowieckie Finance AB 6.750%, 03/09/2016	EUR	125,000	177,780	0.10
PKO Finance AB 4.630%, 09/26/2022		600,000	606,000	0.32
Polish Television Holding B.V. 11.000%, 01/15/2021(2)(5)	EUR	500,000	717,978	0.39
			3,646,787	1.96
Qatar (Cost $1,535,540)
CBQ Finance Ltd. 7.500%, 11/18/2019		200,000	235,000	0.13
Nakilat, Inc. 6.267%, 12/31/2033		93,759	99,384	0.05
Qtel International Finance Ltd. 6.500%, 06/10/2014		400,000	412,520	0.22
Qtel International Finance Ltd. 5.000%, 10/19/2025		200,000	205,500	0.11
Qtel International Finance Ltd. 4.500%, 01/31/2043		300,000	269,310	0.15
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	268,750	0.14
			1,490,464	0.80
Russian Federation (Cost $20,597,082)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		1,900,000	2,023,500	1.09
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		600,000	652,500	0.35
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,200,000	1,230,000	0.66
CEDC Finance Corp. International, Inc., FRN 8.000%, 04/30/2018		815,127	761,967	0.41
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(5)		341,085	300,088	0.16
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		400,000	416,000	0.22
Far East Capital Ltd. S.A. 8.000%, 05/02/2018(2)		200,000	181,000	0.10
Far East Capital Ltd. S.A. 8.750%, 05/02/2020(2)		500,000	451,250	0.24
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		400,000	376,500	0.20
Gazprom OAO Via Gaz Capital S.A. 6.212%, 11/22/2016		200,000	220,140	0.12
Gazprom OAO Via Gaz Capital S.A. 5.136%, 03/22/2017	EUR	100,000	147,777	0.08
Lukoil International Finance B.V. 6.356%, 06/07/2017		100,000	111,930	0.06
Lukoil International Finance B.V. 4.563%, 04/24/2023		200,000	191,250	0.10
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		900,000	895,500	0.48
MMC Finance Ltd. 5.550%, 10/28/2020(4)		200,000	202,016	0.11
Novatek OAO via Novatek Finance Ltd. 4.422%, 12/13/2022		200,000	190,250	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Petropavlovsk 2010 Ltd. 4.000%, 02/18/2015		400,000	$262,000	0.14
Phosagro OAO via Phosagro Bond Funding Ltd. 4.204%, 02/13/2018		400,000	401,000	0.22
Promsvyazbank OJSC Via PSB Finance S.A. 11.250%, 07/08/2016		100,000	112,250	0.06
Promsvyazbank OJSC Via PSB Finance S.A. 8.500%, 04/25/2017		900,000	972,000	0.52
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019		1,400,000	1,505,000	0.81
Rosneft Finance S.A. 7.875%, 03/13/2018		100,000	116,125	0.06
Rosneft Finance S.A. 7.250%, 02/02/2020		200,000	228,500	0.12
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		200,000	201,500	0.11
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		200,000	187,500	0.10
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		400,000	420,000	0.23
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018		1,200,000	1,231,500	0.66
Sberbank of Russia Via SB Capital S.A. 5.499%, 07/07/2015		300,000	317,625	0.17
Sberbank of Russia Via SB Capital S.A. 4.950%, 02/07/2017		200,000	212,500	0.11
Tinkoff Credit Systems Via TCS Finance Ltd. 11.500%, 04/21/2014		200,000	206,750	0.11
Tinkoff Credit Systems Via TCS Finance Ltd. 10.750%, 09/18/2015		800,000	858,640	0.46
Tinkoff Credit Systems Via TCS Finance Ltd. 14.000%, 06/06/2018		700,000	791,000	0.42
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		200,000	209,500	0.11
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		200,000	195,500	0.11
VEB-Leasing Via VEB Leasing Investment Ltd. 5.125%, 05/27/2016		200,000	211,000	0.11
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,300,000	1,423,500	0.76
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	16,000,000	503,886	0.27
VimpelCom Holdings B.V. 7.504%, 03/01/2022		800,000	858,000	0.46
VimpelCom Holdings B.V. 5.950%, 02/13/2023		200,000	192,500	0.10
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	107,850	0.06
VTB Bank OJSC Via VTB Capital S.A. 6.465%, 03/04/2015		200,000	211,240	0.11
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/2022		400,000	410,000	0.22
			20,698,534	11.09
Saudi Arabia (Cost $602,707)
Saudi Electricity Global Sukuk Co. 2.665%, 04/03/2017		200,000	204,250	0.11
Saudi Electricity Global Sukuk Co. 4.211%, 04/03/2022		200,000	202,750	0.11
Saudi Electricity Global Sukuk Co. 2 5.060%, 04/08/2043		200,000	186,000	0.10
			593,000	0.32
Singapore (Cost $816,382)
MMI International Ltd. 8.000%, 03/01/2017		400,000	402,000	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Singapore - (continued)
SingTel Group Treasury Pte Ltd. 4.500%, 09/08/2021		200,000	$212,288	0.11
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	200,640	0.11
			814,928	0.44
South Africa (Cost $6,414,442)
AngloGold Ashanti Holdings PLC 6.500%, 04/15/2040		190,000	156,591	0.08
Edcon Holdings Pty Ltd., FRN 5.724%, 06/15/2015	EUR	1,500,000	2,016,259	1.08
Edcon Pty Ltd. 9.500%, 03/01/2018		1,560,000	2,006,607	1.08
Foodcorp Pty Ltd. 8.750%, 03/01/2018	EUR	720,000	1,075,338	0.58
Myriad International Holdings B.V. 6.000%, 07/18/2020		200,000	213,000	0.12
Sappi Papier Holding GmbH 8.375%, 06/15/2019		200,000	211,500	0.11
Sappi Papier Holding GmbH 6.625%, 04/15/2021		700,000	658,000	0.35
Standard Bank PLC 8.125%, 12/02/2019		400,000	448,500	0.24
			6,785,795	3.64
South Korea (Cost $2,325,401)
Hana Bank 3.500%, 10/25/2017		200,000	208,898	0.11
Korea Gas Corp. 2.875%, 07/29/2018		750,000	758,412	0.41
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, 06/17/2014		300,000	309,375	0.17
Korea Hydro & Nuclear Power Co. Ltd. 4.750%, 07/13/2021		200,000	214,024	0.12
Lotte Shopping Co. Ltd. 3.875%, 04/07/2016		200,000	208,449	0.11
Shinhan Bank 1.875%, 07/30/2018		200,000	193,393	0.10
SK Innovation Co. Ltd. 3.625%, 08/14/2018		200,000	205,934	0.11
Woori Bank Co. Ltd. 5.875%, 04/13/2021		200,000	224,282	0.12
			2,322,767	1.25
Taiwan (Cost $102,163)
Cathay United Bank Co. Ltd., FRN 5.500%, 10/05/2020		100,000	101,500	0.05
			101,500	0.05
Thailand (Cost $633,250)
PTT Global Chemical PCL 4.250%, 09/19/2022		200,000	195,034	0.10
Siam Commercial Bank Ltd. 3.900%, 11/14/2016		400,000	421,149	0.23
			616,183	0.33
Turkey (Cost $2,514,284)
Akbank T.A.S. 5.000%, 10/24/2022		200,000	189,100	0.10
Anadolu Efes Biracilik Ve Malt Sanayii A.S. 3.375%, 11/01/2022		200,000	170,000	0.09
KOC Holding A.S. 3.500%, 04/24/2020		200,000	179,000	0.10
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		200,000	191,500	0.10
Turkiye Garanti Bankasi A.S. 5.250%, 09/13/2022		200,000	189,800	0.10
Turkiye Halk Bankasi A.S. 3.875%, 02/05/2020		200,000	181,626	0.10
Turkiye Is Bankasi 3.750%, 10/10/2018		200,000	190,000	0.10
Turkiye Sise ve Cam Fabrikalari A.S. 4.250%, 05/09/2020		1,000,000	897,500	0.48
Yapi ve Kredi Bankasi A.S. 4.000%, 01/22/2020		200,000	184,000	0.10
Yuksel Insaat A.S. 9.500%, 11/10/2015		100,000	72,500	0.04
			2,445,026	1.31
Ukraine (Cost $10,161,255)
Avangardco Investments Public Ltd. 10.000%, 10/29/2015		200,000	198,500	0.11
DTEK Finance B.V. 9.500%, 04/28/2015		100,000	100,150	0.05
DTEK Finance PLC 7.875%, 04/04/2018		1,500,000	1,350,000	0.72
Ferrexpo Finance PLC 7.875%, 04/07/2016		2,100,000	2,023,875	1.09
Metinvest B.V. 10.250%, 05/20/2015		900,000	900,000	0.48
Metinvest B.V. 8.750%, 02/14/2018		850,000	767,125	0.41
MHP S.A. 10.250%, 04/29/2015		1,600,000	1,608,000	0.86
MHP S.A. 8.250%, 04/02/2020		800,000	686,000	0.37

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
Mriya Agro Holding PLC 9.450%, 04/19/2018		300,000	$258,000	0.14
NTRP Via Interpipe Ltd. 10.250%, 08/02/2017		200,000	157,000	0.08
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		300,000	264,750	0.14
UKRLANDFARMING PLC 10.875%, 03/26/2018		1,600,000	1,448,000	0.78
			9,761,400	5.23
United Arab Emirates (Cost $15,073,574)
Abu Dhabi National Energy Co. 3.625%, 01/12/2023		200,000	188,000	0.10
Abu Dhabi National Energy Co. 6.500%, 10/27/2036		350,000	411,250	0.22
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		200,000	185,148	0.10
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	7,900,000	2,306,766	1.24
Dana Gas Sukuk Ltd. 7.000%, 10/31/2017		777,200	741,456	0.40
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		877,200	837,726	0.45
DP World Ltd. 6.850%, 07/02/2037		700,000	731,500	0.39
DP World Sukuk Ltd. 6.250%, 07/02/2017		400,000	439,000	0.23
Dubai Electricity & Water Authority 6.375%, 10/21/2016		200,000	223,250	0.12
Dubai Holding Commercial Operations MTN Ltd. 4.750%, 01/30/2014	EUR	3,850,000	5,227,337	2.80
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,300,000	2,146,953	1.15
Emirates NBD PJSC 4.625%, 03/28/2017		200,000	208,520	0.11
Jafz Sukuk Ltd. 7.000%, 06/19/2019		800,000	891,000	0.48
MAF Global Securities Ltd. 5.250%, 07/05/2019		600,000	631,500	0.34
MAF Sukuk Ltd. 5.850%, 02/07/2017		200,000	216,500	0.12
			15,385,906	8.25
Vietnam (Cost $892,323)
Vingroup JSC 11.625%, 05/07/2018(4)		900,000	892,323	0.48
			892,323	0.48
Total Debt Securities (Cost $180,408,257)			177,924,870	95.37

		Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(2)		78,275	$11,741	0.01
			11,741	0.01
Kazakhstan (Cost $214,500)
BTA Bank JSC GDR (Registered)		7,399	5,993	—
			5,993	—
Total Equity Securities (Cost $214,500)			17,734	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92(2)	186,955	$18,696	0.01

Total Warrants (Cost $3,926)		18,696	0.01

Total Investments (Total Cost $180,626,683)		177,961,300	95.39

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)		8,607,077	4.61

Net Assets		$186,568,377	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(5)	Security is payment in-kind bond.
(6)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2013, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2013	Barclays Wholesale GTS	Brazilian Real	8,375	United States Dollar	3,822	$ (88)
11/04/2013	Standard Chartered London	United States Dollar	3,762	Brazilian Real	8,375	27
11/29/2013	Standard Chartered London	Chilean Peso	52,815,000	United States Dollar	105,136	(2,497)
11/29/2013	Barclays Wholesale GTS	Mexican Peso	875,000	United States Dollar	68,125	(1,215)
11/29/2013	Deutsche Bank London	Mexican Peso	875,000	United States Dollar	67,607	(697)
11/29/2013	Barclays Wholesale GTS	United States Dollar	104,847	Chilean Peso	52,255,500	3,295
01/21/2014	Chase Manhattan Bank London	Euro	483,183	United States Dollar	654,333	1,792
01/21/2014	Deutsche Bank London	United States Dollar	2,128,784	British Pound	1,332,963	(7,115)
01/21/2014	Deutsche Bank London	United States Dollar	306,561	Euro	224,200	2,115
01/21/2014	Deutsche Bank London	United States Dollar	20,665,619	Euro	15,235,548	(23,056)
01/21/2014	HSBC Bank PLC	United States Dollar	335,154	Euro	243,009	5,168
01/21/2014	HSBC Bank PLC	United States Dollar	747,705	Euro	553,874	(4,412)
01/31/2014	Standard Chartered London	United States Dollar	67,531	Mexican Peso	877,901	734
02/04/2014	Barclays Wholesale GTS	United States Dollar	3,743	Brazilian Real	8,375	88
02/28/2014	Chase Manhattan Bank London	United States Dollar	57,764	Mexican Peso	759,598	94

Total						$(25,767)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock	$—	$17,734	$—	$17,734
Corporate Bonds	—	170,699,198	—	170,699,198
Corporate Convertible Bonds	—	523,027	—	523,027
Government Bonds	—	112,750	—	112,750
Index Linked Corporate Bonds	—	750,447	—	750,447
Financial Certificates	—	5,839,448	—	5,839,448
Warrants	—	18,696	—	18,696

Total Investments	$—	$177,961,300	$—	$177,961,300

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$13,313	$—	$13,313
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(39,080)	—	(39,080)

Total Other Financial Instruments	$—	$(25,767)	$—	$(25,767)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$13,313

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(39,080)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2013:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange

Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain (Loss) on Forward Foreign Currency Exchange Contracts	$(368,873)

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(19,692)

* See note 9 in the Notes to the Financial Statements for additional information.

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$180,644,589

Gross tax appreciation of investments	$2,437,707
Gross tax depreciation of investments	(5,120,996)

Net tax depreciation of investments	$(2,683,289)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $9,305,733)
Brazil (Fed Rep of) 8.500%, 01/05/2024	BRL	1,560,000	$635,434	0.75
Brazil Letras do Tesouro Nacional 8.931%, 01/01/2017(2)	BRL	12,690,000	4,007,722	4.73
Brazil Notas do Tesouro Nacional Serie B 6.000%, 08/15/2020	BRL	4,558,178	2,097,473	2.47
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	4,020,000	1,666,792	1.97
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	440,000	179,078	0.21
			8,586,499	10.13
Chile (Cost $231,426)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	41,513	0.05
Chile (Rep of) 5.500%, 08/05/2020	CLP	81,000,000	161,288	0.19
			202,801	0.24
Colombia (Cost $3,082,556)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,036,000,000	622,361	0.73
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,450,000,000	876,352	1.03
Colombia (Rep of) 4.375%, 03/21/2023	COP	369,000,000	177,232	0.21
Colombian TES 8.000%, 10/28/2015	COP	403,500,000	226,379	0.27
Colombian TES 7.000%, 05/04/2022	COP	891,000,000	478,800	0.57
Colombian TES 7.500%, 08/26/2026	COP	1,095,000,000	602,544	0.71
			2,983,668	3.52
Ghana (Cost $171,387)
Ghana (Rep of) 21.000%, 10/26/2015(3)	GHS	320,000	148,383	0.18
			148,383	0.18
Hungary (Cost $3,616,369)
Hungary (Rep of) 7.750%, 08/24/2015	HUF	52,230,000	255,901	0.30
Hungary (Rep of) 5.500%, 12/22/2016	HUF	133,700,000	637,002	0.75
Hungary (Rep of) 6.750%, 11/24/2017	HUF	331,490,000	1,650,884	1.95
Hungary (Rep of) 7.000%, 06/24/2022	HUF	235,000,000	1,191,727	1.40
Hungary (Rep of) 6.000%, 11/24/2023	HUF	40,300,000	192,663	0.23
			3,928,177	4.63
Indonesia (Cost $896,636)
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	100,000,000	9,400	0.01
Indonesia (Rep of) 6.125%, 05/15/2028	IDR	5,100,000,000	383,315	0.45
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	3,800,000,000	345,609	0.41
			738,324	0.87
Malaysia (Cost $4,013,075)
Malaysia (Rep of) 4.012%, 09/15/2017	MYR	1,160,000	376,745	0.45
Malaysia (Rep of) 3.314%, 10/31/2017	MYR	1,350,000	427,198	0.50
Malaysia (Rep of) 3.580%, 09/28/2018	MYR	1,600,000	511,013	0.60
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	2,359,000	781,346	0.92
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	2,400,000	757,016	0.89
Malaysia (Rep of) 3.889%, 07/31/2020	MYR	200,000	64,723	0.08
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	1,250,000	409,427	0.48
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	1,050,000	329,131	0.39
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	400,000	131,951	0.16
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	535,000	178,740	0.21
			3,967,290	4.68

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Mexico (Cost $3,779,013)
Mexican Bonos 10.000%, 11/20/2036	MXN	8,550,000	$848,498	1.00
Mexican Bonos 8.500%, 11/18/2038	MXN	9,700,000	840,640	0.99
Mexican Bonos 7.750%, 11/13/2042	MXN	14,300,000	1,148,300	1.36
Mexican Udibonos 4.000%, 11/15/2040	MXN	4,605,128	374,593	0.44
Petroleos Mexicanos 7.190%, 09/12/2024(3)	MXN	2,540,000	188,767	0.22
			3,400,798	4.01
Nigeria (Cost $1,726,623)
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	78,000,000	562,602	0.67
Nigeria (Rep of) 16.390%, 01/27/2022	NGN	79,500,000	602,908	0.71
Nigeria Treasury Bill 10.425%, 04/10/2014(2)	NGN	30,000,000	179,239	0.21
Nigeria Treasury Bill 10.906%, 04/24/2014(2)	NGN	60,000,000	356,335	0.42
			1,701,084	2.01
Peru (Cost $1,374,394)
Peru (Rep of) 8.600%, 08/12/2017	PEN	710,000	293,379	0.35
Peru (Rep of) 7.840%, 08/12/2020	PEN	999,000	419,119	0.49
Peru (Rep of) 8.200%, 08/12/2026	PEN	438,000	195,553	0.23
Peru (Rep of) 6.950%, 08/12/2031	PEN	590,000	229,298	0.27
Peru (Rep of) 6.900%, 08/12/2037	PEN	577,000	222,789	0.26
Peru (Rep of) 6.850%, 02/12/2042	PEN	174,000	66,155	0.08
			1,426,293	1.68
Philippines (Cost $520,049)
Philippines (Rep of) 6.250%, 01/14/2036	PHP	20,000,000	529,970	0.63
			529,970	0.63
Poland (Cost $3,230,280)
Poland (Rep of) 3.000%, 08/24/2016	PLN	4,405,470	1,503,753	1.77
Poland (Rep of) 5.750%, 10/25/2021	PLN	1,230,000	444,227	0.53
Poland (Rep of) 5.750%, 09/23/2022	PLN	1,805,000	655,533	0.77
Poland (Rep of) 2.750%, 08/25/2023	PLN	926,576	317,721	0.38
Poland (Rep of) 4.000%, 10/25/2023	PLN	1,100,000	351,871	0.42
Poland (Rep of) 5.750%, 04/25/2029	PLN	400,000	146,921	0.17
			3,420,026	4.04
Romania (Cost $1,362,725)
Romania (Rep of) 5.850%, 07/28/2014	RON	1,520,000	474,255	0.56
Romania (Rep of) 5.800%, 10/26/2015	RON	1,460,000	464,888	0.55
Romania (Rep of) 5.900%, 07/26/2017	RON	760,000	246,307	0.29
Romania (Rep of) 5.600%, 11/28/2018	RON	170,000	54,622	0.07
Romania (Rep of) 5.750%, 04/29/2020	RON	400,000	128,683	0.15
Romania (Rep of) 5.850%, 04/26/2023	RON	270,000	88,076	0.10
			1,456,831	1.72
Russian Federation (Cost $12,918,497)
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	84,513,000	2,708,991	3.20
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	45,572,000	1,461,481	1.72
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	35,470,000	1,089,402	1.28
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	18,634,000	601,364	0.71
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	52,807,000	1,705,855	2.01
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	49,655,000	1,546,747	1.82
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	7,680,000	233,570	0.28
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	43,200,000	1,397,535	1.65
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	5,507,000	177,896	0.21
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	23,884,000	741,005	0.87
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	5,106,000	157,380	0.19
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	20,899,000	691,078	0.82
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	11,958,000	357,762	0.42
			12,870,066	15.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
South Africa (Cost $10,534,055)
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	20,850,000	$2,195,213	2.59
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	17,300,000	1,811,211	2.14
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	20,100,000	2,021,263	2.38
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	6,500,000	777,073	0.92
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	16,150,000	1,371,956	1.62
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	6,600,000	492,767	0.58
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,600,000	342,766	0.40
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	2,700,000	259,897	0.31
			9,272,146	10.94
Thailand (Cost $3,415,390)
Thailand (Rep of) 3.625%, 05/22/2015	THB	2,500,000	81,399	0.10
Thailand (Rep of) 3.250%, 06/16/2017	THB	8,000,000	257,840	0.30
Thailand (Rep of) 3.450%, 03/08/2019	THB	2,500,000	80,142	0.10
Thailand (Rep of) 3.875%, 06/13/2019	THB	24,000,000	786,838	0.93
Thailand (Rep of) 1.200%, 07/14/2021	THB	15,786,000	473,980	0.56
Thailand (Rep of) 3.650%, 12/17/2021	THB	9,500,000	302,876	0.36
Thailand (Rep of) 5.500%, 03/13/2023	THB	1,700,000	61,578	0.07
Thailand (Rep of) 3.625%, 06/16/2023	THB	17,985,000	565,803	0.67
Thailand (Rep of) 4.750%, 12/20/2024	THB	5,280,000	181,150	0.21
Thailand (Rep of) 3.580%, 12/17/2027	THB	5,300,000	160,199	0.19
Thailand (Rep of) 1.250%, 03/12/2028	THB	9,086,130	248,419	0.29
Thailand (Rep of) 5.670%, 03/13/2028	THB	1,000,000	36,908	0.04
			3,237,132	3.82
Turkey (Cost $6,481,183)
Turkey (Rep of) 9.000%, 05/21/2014	TRY	1,162,990	614,047	0.72
Turkey (Rep of) 8.300%, 06/20/2018(2)	TRY	1,480,000	743,614	0.88
Turkey (Rep of) 4.000%, 04/01/2020	TRY	1,066,893	595,374	0.70
Turkey (Rep of) 9.500%, 01/12/2022	TRY	960,000	506,149	0.60
Turkey (Rep of) 3.000%, 02/23/2022	TRY	4,055,864	2,128,258	2.51
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,510,000	750,367	0.89
Turkey (Rep of) 7.100%, 03/08/2023	TRY	1,430,000	648,112	0.76
			5,985,921	7.06
Uruguay (Cost $1,475,083)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	10,446,442	544,819	0.64
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	3,163,927	158,432	0.19
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	5,985,408	307,818	0.36
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	4,093,804	193,100	0.23
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	1,800,000	82,590	0.10
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	1,840,580	89,627	0.10
			1,376,386	1.62
Total Debt Securities (Cost $68,134,474)			65,231,795	76.96

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Number of Contracts	Value	% of Net Assets
Purchased Options

United States (Premiums Paid $60,630)
Euro Volatility Quoted American Style Options, Exp. 11/08/2013, Strike Price $1.26	EUR	3,000,000	$41	—
Total Purchased Options (Premiums Paid $60,630)			41	—
Total Investments in Securities (Cost $68,195,104)			65,231,836	76.96

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,265,881)
Indonesia (Rep of), Issued by Barclays, 9.500%, 07/15/2031	IDR	2,932,000,000	$293,593	0.34
Indonesia (Rep of), Issued by Credit Suisse, 8.375%, 09/15/2026	IDR	2,100,000,000	194,562	0.23
Indonesia (Rep of), Issued by Deutsche Bank, 11.500%, 09/15/2019	IDR	9,536,000,000	1,015,143	1.20
Indonesia (Rep of), Issued by Deutsche Bank, 7.000%, 05/15/2027	IDR	2,700,000,000	222,716	0.26
Indonesia (Rep of), Issued by Deutsche Bank, 9.500%, 07/15/2031	IDR	3,200,000,000	320,429	0.38
Indonesia (Rep of), Issued by Deutsche Bank, 6.625%, 05/15/2033	IDR	1,350,000,000	102,096	0.12
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	235,987	0.28
Indonesia (Rep of), Issued by HSBC, 8.250%, 06/15/2032	IDR	30,000,000	2,688	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	6,200,000,000	574,420	0.68
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	4,610,000,000	499,037	0.59
			3,460,671	4.08
Total Fully Funded Total Return Swaps (Cost $4,265,881)			3,460,671	4.08

Total Investments (Total Cost $72,460,985)			68,692,507	81.04

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			16,071,424	18.96

Net Assets			$84,763,931	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

At October 31, 2013, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2013	Goldman Sachs Intl Ltd. London	Brazilian Real	875,392	United States Dollar	400,000	$(9,611)
11/04/2013	HSBC Bank PLC	Brazilian Real	329,851	United States Dollar	148,850	(1,750)
11/04/2013	HSBC Bank PLC	Brazilian Real	2,744,849	United States Dollar	1,249,914	(25,825)
11/04/2013	Barclays Wholesale GTS	United States Dollar	138,699	Brazilian Real	307,163	1,717
11/04/2013	Barclays Wholesale GTS	United States Dollar	180,900	Brazilian Real	402,376	1,457
11/04/2013	Deutsche Bank London	United States Dollar	211,280	Brazilian Real	475,486	(767)
11/04/2013	Goldman Sachs Intl Ltd. London	United States Dollar	1,167,562	Brazilian Real	2,555,794	27,784
11/04/2013	Standard Chartered London	United States Dollar	94,008	Brazilian Real	209,272	682
11/15/2013	Deutsche Bank London	Malaysian Ringgit	732,261	United States Dollar	226,111	4,745
11/15/2013	ANZ Banking Corp. Melbourne	Malaysian Ringgit	793,125	United States Dollar	251,387	(1,343)
11/15/2013	Goldman Sachs Intl Ltd. London	Malaysian Ringgit	5,200,000	United States Dollar	1,601,774	37,601
11/29/2013	Citibank London	Chilean Peso	254,288,680	United States Dollar	504,141	(9,964)
11/29/2013	Goldman Sachs Intl Ltd. London	Chilean Peso	148,507,461	United States Dollar	295,449	(6,844)
11/29/2013	Barclays Wholesale GTS	Hungarian Forint	11,625,836	United States Dollar	52,137	1,158
11/29/2013	HSBC Bank PLC	Hungarian Forint	263,071,850	United States Dollar	1,159,264	46,707
11/29/2013	ING Bank	Hungarian Forint	35,969,806	United States Dollar	164,227	665
11/29/2013	Deutsche Bank London	Indonesian Rupiah	1,180,000,000	United States Dollar	103,873	2,193
11/29/2013	Standard Chartered London	Indonesian Rupiah	1,000,000,000	United States Dollar	87,184	2,703
11/29/2013	Union Bank of Switzerland - London	Indonesian Rupiah	10,405,705,457	United States Dollar	912,381	22,957
11/29/2013	BNP Paribas	Malaysian Ringgit	2,001,268	United States Dollar	622,111	5,760
11/29/2013	BNP Paribas	Malaysian Ringgit	1,490,861	United States Dollar	467,882	(145)
11/29/2013	Barclays Wholesale GTS	Malaysian Ringgit	2,000,000	United States Dollar	621,562	5,910
11/29/2013	Chase Manhattan Bank London	Malaysian Ringgit	3,000,000	United States Dollar	932,314	8,895
11/29/2013	Barclays Wholesale GTS	Mexican Peso	1,769,964	United States Dollar	135,907	(560)
11/29/2013	Barclays Wholesale GTS	Mexican Peso	21,437,000	United States Dollar	1,669,028	(29,771)
11/29/2013	Chase Manhattan Bank London	Mexican Peso	15,909,685	United States Dollar	1,193,916	22,675
11/29/2013	Deutsche Bank London	Mexican Peso	21,436,485	United States Dollar	1,656,286	(17,068)
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	1,542,110	United States Dollar	551,147	2,845
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	1,216,600	United States Dollar	440,000	(2,945)
11/29/2013	Bank of America	Polish Zloty	2,735,230	United States Dollar	860,000	26,336
11/29/2013	Barclays Wholesale GTS	Polish Zloty	892,548	United States Dollar	273,667	15,559
11/29/2013	Barclays Wholesale GTS	Polish Zloty	1,489,935	United States Dollar	474,205	8,600
11/29/2013	Bank of America	Russian Ruble	3,627,496	United States Dollar	113,904	(1,468)
11/29/2013	Barclays Wholesale GTS	Thai Baht	8,000,000	United States Dollar	254,647	1,913
11/29/2013	Citibank London	Thai Baht	10,000,000	United States Dollar	317,339	3,361
11/29/2013	HSBC Bank PLC	Thai Baht	5,000,000	United States Dollar	159,312	1,038
11/29/2013	Citibank London	Turkish Lira	3,305,780	United States Dollar	1,630,471	16,989
11/29/2013	Morgan Stanley & Co. International	Turkish Lira	2,131,280	United States Dollar	1,070,000	(7,861)
11/29/2013	Standard Chartered London	United States Dollar	98,101	Chilean Peso	49,281,134	2,330
11/29/2013	HSBC Bank PLC	United States Dollar	202,946	Colombian Peso	382,939,012	1,126
11/29/2013	Barclays Wholesale GTS	United States Dollar	40,340	Czech Koruna	772,738	(329)
11/29/2013	ANZ Banking Corp. Melbourne	United States Dollar	164,812	Indonesian Rupiah	1,784,250,000	4,431
11/29/2013	HSBC Bank PLC	United States Dollar	164,309	Indonesian Rupiah	1,800,000,000	2,512
11/29/2013	Deutsche Bank London	United States Dollar	133,589	Peruvian Neuevo Sol	371,817	16
11/29/2013	Barclays Wholesale GTS	United States Dollar	131,984	Philippine Peso	5,679,269	770
11/29/2013	Barclays Wholesale GTS	United States Dollar	580,000	Polish Zloty	1,821,084	(10,112)
11/29/2013	Deutsche Bank London	United States Dollar	1,070,000	Polish Zloty	3,362,609	(19,635)
11/29/2013	Barclays Wholesale GTS	United States Dollar	169,875	Romanian Leu	563,866	(2,484)
11/29/2013	Barclays Wholesale GTS	United States Dollar	318,698	Russian Ruble	10,360,542	(2,432)
11/29/2013	Deutsche Bank London	United States Dollar	241,103	Russian Ruble	7,688,778	2,786
11/29/2013	Barclays Wholesale GTS	United States Dollar	39,287	South African Rand	388,476	748
11/29/2013	Goldman Sachs Intl Ltd. London	United States Dollar	635,571	South African Rand	6,308,363	9,749
11/29/2013	HSBC Bank PLC	United States Dollar	219,221	South African Rand	2,172,038	3,743
11/29/2013	Union Bank of Switzerland - London	United States Dollar	160,551	South African Rand	1,596,303	2,190

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2013	Citibank London	United States Dollar	757,411	Turkish Lira	1,535,652	$(7,892)
11/29/2013	Deutsche Bank London	United States Dollar	54,457	Turkish Lira	108,621	325
11/29/2013	Deutsche Bank London	United States Dollar	143,769	Turkish Lira	292,754	(2,128)
11/29/2013	HSBC Bank PLC	United States Dollar	591,962	Turkish Lira	1,199,842	(5,988)
12/02/2013	Deutsche Bank London	Czech Koruna	8,047,095	United States Dollar	431,558	(8,030)
12/02/2013	Barclays Wholesale GTS	United States Dollar	1,271,125	Russian Ruble	40,528,540	15,715
12/02/2013	Barclays Wholesale GTS	United States Dollar	1,150,000	Russian Ruble	36,742,500	11,866
12/02/2013	Barclays Wholesale GTS	United States Dollar	33,409	Russian Ruble	1,064,885	423
12/03/2013	Goldman Sachs Intl Ltd. London	Brazilian Real	2,555,794	United States Dollar	1,159,800	(27,927)
12/13/2013	ANZ Banking Corp. Melbourne	Indonesian Rupiah	2,000,000,000	United States Dollar	180,424	(1,194)
12/13/2013	Union Bank of Switzerland - London	Indonesian Rupiah	797,024,284	United States Dollar	71,836	(411)
12/13/2013	BNP Paribas	Thai Baht	8,000,000	United States Dollar	255,143	1,176
12/13/2013	Chase Manhattan Bank London	Thai Baht	4,944,285	United States Dollar	157,712	702
12/13/2013	Citibank London	Thai Baht	10,000,000	United States Dollar	318,796	1,602
12/13/2013	Standard Chartered London	Thai Baht	16,509,809	United States Dollar	524,204	4,768
12/13/2013	Union Bank of Switzerland - London	Thai Baht	8,000,000	United States Dollar	254,915	1,404
12/13/2013	HSBC Bank PLC	United States Dollar	242,519	Indonesian Rupiah	2,650,000,000	5,039
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	1,429,680	United States Dollar	230,000	4,302
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	1,242,600	United States Dollar	200,000	3,642
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	1,117,440	United States Dollar	180,000	3,130
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	13,481,257	United States Dollar	2,208,892	470
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	318,704	United States Dollar	51,822	409
12/16/2013	Deutsche Bank London	Thai Baht	6,000,000	United States Dollar	190,325	1,875
12/16/2013	HSBC Bank PLC	Thai Baht	18,643,847	United States Dollar	591,680	5,545
12/16/2013	HSBC Bank PLC	United States Dollar	125,464	Chinese Offshore Yuan	776,374	(1,771)
12/16/2013	HSBC Bank PLC	United States Dollar	430,000	Chinese Offshore Yuan	2,678,040	(8,888)
12/16/2013	HSBC Bank PLC	United States Dollar	2,270,000	Chinese Offshore Yuan	14,135,267	(46,544)
01/03/2014	Morgan Stanley & Co. International	Brazilian Real	1,265,582	United States Dollar	570,000	(13,465)
01/31/2014	Barclays Wholesale GTS	Czech Koruna	775,852	United States Dollar	41,481	(629)
01/31/2014	Union Bank of Switzerland - London	Czech Koruna	7,824,075	United States Dollar	420,000	(8,028)
01/31/2014	Bank of America	Mexican Peso	5,277,840	United States Dollar	400,000	1,577
01/31/2014	Standard Chartered London	Mexican Peso	27,270,052	United States Dollar	2,097,712	(22,806)
01/31/2014	Morgan Stanley & Co. International	Peruvian Neuevo Sol	1,290,876	United States Dollar	462,265	(1,493)
01/31/2014	Barclays Wholesale GTS	Polish Zloty	15,638,002	United States Dollar	5,134,908	(86,997)
01/31/2014	Barclays Wholesale GTS	Romanian Leu	1,358,277	United States Dollar	419,053	(5,275)
01/31/2014	Deutsche Bank London	United States Dollar	634,927	Hungarian Forint	135,429,894	16,554
01/31/2014	Deutsche Bank London	United States Dollar	155,599	Polish Zloty	476,175	1,890
01/31/2014	Barclays Wholesale GTS	United States Dollar	223,509	Romanian Leu	723,275	3,174
01/31/2014	CSFB Global Foreign Exchange London	United States Dollar	39,830	Russian Ruble	1,293,129	182
01/31/2014	Deutsche Bank London	United States Dollar	232,327	Russian Ruble	7,539,007	1,174
01/31/2014	HSBC Bank PLC	United States Dollar	114,081	Russian Ruble	3,714,657	187
02/28/2014	Chase Manhattan Bank London	Mexican Peso	23,595,222	United States Dollar	1,794,313	(2,912)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,218,720	United States Dollar	1,080,000	84,924
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	8,846,915	United States Dollar	1,349,129	78,545
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	22,111	United States Dollar	3,374	195
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,330,210	(28,789)
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,343,945	(31,006)
04/13/2015	HSBC Bank PLC	United States Dollar	1,130,000	Chinese Offshore Yuan	7,413,591	(66,371)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,307,150	United States Dollar	1,113,895	64,592
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	1,413,570	United States Dollar	213,337	14,642
05/04/2015	Standard Chartered London	United States Dollar	1,340,000	Chinese Offshore Yuan	8,720,720	(66,466)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	4,780,030	United States Dollar	719,234	50,053
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	125,800	United States Dollar	19,129	1,117
07/17/2015	Standard Chartered London	United States Dollar	740,000	Chinese Offshore Yuan	4,905,830	(49,533)

Total						$36,393

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

At October 31, 2013, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank Deposit Rate	10.955%	BRL	3,356,753	07/01/2015	$398	HSBC
Brazil CETIP Interbank Deposit Rate	11.170%	BRL	2,377,957	01/04/2016	324	HSBC
Brazil CETIP Interbank Deposit Rate	11.032%	BRL	1,659,129	01/02/2017	(1,271)	HSBC
Brazil CETIP Interbank Deposit Rate	10.380%	BRL	2,060,553	01/02/2017	(22,270)	HSBC
Mexico Interbank TIIE 28 Day Rate	6.760%	MXN	13,000,000	09/01/2023	17,650	HSBC
Mexico Interbank TIIE 28 Day Rate	6.320%	MXN	23,000,000	11/15/2027	(148,311)	Barclays Capital
Mexico Interbank TIIE 28 Day Rate	7.130%	MXN	5,000,000	07/10/2028	(14,440)	Barclays Capital
Mexico Interbank TIIE 28 Day Rate	7.000%	MXN	6,500,000	06/29/2028	(15,257)	Barclays Capital
MYR-KLIBOR-BNM 3 Month	3.725%	MYR	1,300,000	04/09/2023	(13,141)	Barclays Capital
3.250%	WIBOR Poland 6 Month	PLN	250,000	12/07/2017	373	HSBC
WIBOR Poland 6 Month	3.600%	PLN	9,150,000	12/07/2017	85,137	HSBC
WIBOR Poland 6 Month	3.865%	PLN	3,450,000	02/22/2023	15,819	HSBC
WIBOR Poland 6 Month	3.355%	PLN	2,000,000	04/11/2023	(20,909)	HSBC

					$(115,898)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$55,485,240	$—	$55,485,240
Index Linked Government Bonds	—	9,557,788	—	9,557,788
Corporate Bonds	—	188,767	—	188,767
Purchased Options	—	41	—	41
Fully Funded Total Return Swaps	—	3,460,671	—	3,460,671
Total Investments	$—	$68,692,507	$—	$68,692,507

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$681,850	$—	$681,850
Interest Rate Swap Contracts	—	119,701	—	119,701
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(645,457)	—	(645,457)
Interest Rate Swap Contracts	—	(235,599)	—	(235,599)
Total Other Financial Instruments	$—	$(79,505)	$—	$(79,505)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2013:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$119,701
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	681,850	—

	$681,850	$119,701

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(235,599)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(645,457)	—

	$(645,457)	$(235,599)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2013:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$383,592	$—
Net Realized Loss on Options Contracts	—	(127,684)
Net Realized Gain on Interest Rate Swap Contracts	—	147,348
Net Realized Loss on Futures Contracts	—	(43,862)

	$383,592	$(24,198)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(173,702)	$—
Net Change in Unrealized Depreciation on Options Contracts	—	(60,589)
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(430,246)

	$(173,702)	$(490,835)

*   See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$72,667,418
Gross tax appreciation of investments	$915,561
Gross tax depreciation of investments	(4,900,472)
Net tax depreciation of investments	$(3,984,911)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,441,552)
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	3,340,000	$1,384,970	3.88
			1,384,970	3.88
Colombia (Cost $310,321)
Colombian TES 7.000%, 05/04/2022	COP	290,000,000	155,838	0.44
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	280,000,000	156,265	0.44
			312,103	0.88
Mexico (Cost $1,889,657)
Mexican Bonos 8.000%, 12/19/2013	MXN	17,800,000	1,371,278	3.85
Mexican Bonos 6.500%, 06/09/2022	MXN	2,200,000	175,001	0.49
Mexican Bonos 10.000%, 12/05/2024	MXN	800,000	80,771	0.22
Mexican Bonos 8.500%, 11/18/2038	MXN	2,500,000	216,660	0.61
			1,843,710	5.17
Romania (Cost $909,589)
Romania Government Bond 5.850%, 07/28/2014	RON	1,140,000	355,691	1.00
Romania Government Bond 5.800%, 10/26/2015	RON	350,000	111,446	0.31
Romania Government Bond 5.900%, 07/26/2017	RON	200,000	64,817	0.18
Romania Treasury Bills 3.700%, 01/08/2014(2)	RON	1,290,000	392,788	1.10
			924,742	2.59
Russian Federation (Cost $1,673,428)
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	15,140,000	485,300	1.36
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	9,320,000	298,890	0.84
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	12,800,000	414,084	1.16
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	3,709,000	119,814	0.34
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	2,649,000	82,186	0.23
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	2,653,000	81,772	0.23
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	6,553,000	196,054	0.55
			1,678,100	4.71
Turkey (Cost $1,399,793)
Turkey (Rep of) 9.000%, 03/05/2014	TRY	1,700,000	857,831	2.41
Turkiye Garanti Bankasi A.S. 6.790%, 11/15/2013(2)	TRY	931,107	464,786	1.30
			1,322,617	3.71
Uruguay (Cost $505,655)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	2,864,347	149,386	0.42
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	3,017,950	151,122	0.42
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	2,417,184	124,311	0.35
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	2,230,088	105,191	0.30
			530,010	1.49
Total Debt Securities (Cost $8,129,995)			7,996,252	22.43

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency	Par	Value	% of Net Assets
Short-Term Investments

ABN Amro Bank Jersey, Time Deposit 0.160%, 11/29/2013		3,400,000	$3,400,000	9.54
Landesbank-Hessen Thueringen, Time Deposit 0.100%, 11/01/2013		3,200,000	3,200,000	8.98
National Bank Abu Dhabi, Time Deposit 0.120%, 11/07/2013		3,200,000	3,200,000	8.97
Riyad Bank London, Time Deposit 0.120%, 11/06/2013		3,200,000	3,200,000	8.98

Total Short-Term Investments (Cost $13,000,000)			13,000,000	36.47

	Currency(1)	Number of Contracts	Value	% of Net Assets
Purchased Options

United States (Premiums Paid $36,378)
Euro Volatility Quoted American Style Options, Exp. 11/08/2013, Strike Price $1.26	EUR	1,800,000	$25	—
Total Purchased Options (Premiums Paid $36,378)			25	—

Total Investments (Total Cost $21,166,373)			20,996,277	58.90

Other Assets Less Liabilities (See statements of Assets and Liabilities for further detail)			14,651,547	41.10

Net Assets			$35,647,824	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

At October 31, 2013, the Ashmore Emerging Markets Currency Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2013	Goldman Sachs Intl Ltd. London	Brazilian Real	382,984	United States Dollar	175,000	$(4,205)
11/04/2013	HSBC Bank PLC	Brazilian Real	1,183,627	United States Dollar	538,985	(11,136)
11/04/2013	Standard Chartered London	Brazilian Real	3,952,481	United States Dollar	1,775,518	(12,875)
11/04/2013	Barclays Wholesale GTS	United States Dollar	22,462	Brazilian Real	50,193	79
11/04/2013	Goldman Sachs Intl Ltd. London	United States Dollar	969,159	Brazilian Real	2,121,490	23,062
11/04/2013	Morgan Stanley & Co. International	United States Dollar	1,490,122	Brazilian Real	3,347,409	(2,686)
11/12/2013	Chase Manhattan Bank London	Argentine Peso	2,515,800	United States Dollar	410,341	7,545
11/15/2013	Goldman Sachs Intl Ltd. London	Malaysian Ringgit	1,100,000	United States Dollar	338,837	7,955
11/29/2013	Barclays Wholesale GTS	Chilean Peso	65,560,000	United States Dollar	131,541	(4,134)
11/29/2013	Citibank London	Chilean Peso	115,281,993	United States Dollar	228,553	(4,518)
11/29/2013	Goldman Sachs Intl Ltd. London	Chilean Peso	67,325,985	United States Dollar	133,942	(3,105)
11/29/2013	Standard Chartered London	Chilean Peso	226,636,025	United States Dollar	451,152	(10,714)
11/29/2013	Standard Chartered London	Chinese Yuan Renminbi	21,716,010	United States Dollar	3,538,654	(2,912)
11/29/2013	Citibank London	Colombian Peso	760,192,090	United States Dollar	402,644	(2,000)
11/29/2013	Citibank London	Indian Rupee	80,093,028	United States Dollar	1,292,866	(15,586)
11/29/2013	Union Bank of Switzerland - London	Indian Rupee	83,000,000	United States Dollar	1,337,847	(14,208)
11/29/2013	Union Bank of Switzerland - London	Indonesian Rupiah	7,831,410,638	United States Dollar	686,665	17,278
11/29/2013	Bank of America	Israeli Shekel	2,161,935	United States Dollar	589,730	23,049
11/29/2013	Barclays Wholesale GTS	Malaysian Ringgit	2,000,000	United States Dollar	621,562	5,910
11/29/2013	BNP Paribas	Malaysian Ringgit	318,080	United States Dollar	99,824	(31)
11/29/2013	BNP Paribas	Malaysian Ringgit	547,205	United States Dollar	170,103	1,575
11/29/2013	Chase Manhattan Bank London	Malaysian Ringgit	1,000,000	United States Dollar	310,771	2,965
11/29/2013	Barclays Wholesale GTS	Mexican Peso	4,287,000	United States Dollar	333,775	(5,954)
11/29/2013	Chase Manhattan Bank London	Mexican Peso	7,243,434	United States Dollar	543,572	10,324
11/29/2013	Deutsche Bank London	Mexican Peso	4,287,000	United States Dollar	331,234	(3,413)
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	1,049,065	United States Dollar	374,934	1,935
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	553,000	United States Dollar	200,000	(1,339)
11/29/2013	Barclays Wholesale GTS	Philippine Peso	19,299,056	United States Dollar	448,502	(2,616)
11/29/2013	Bank of America	Polish Zloty	1,017,760	United States Dollar	320,000	9,800
11/29/2013	Barclays Wholesale GTS	Romanian Leu	1,889,060	United States Dollar	569,114	8,323
11/29/2013	Bank of America	Russian Ruble	100,962,113	United States Dollar	3,170,224	(40,861)
11/29/2013	Morgan Stanley & Co. International	Singapore Dollar	3,602,483	United States Dollar	2,901,111	(982)
11/29/2013	Barclays Wholesale GTS	South African Rand	3,896	United States Dollar	394	(7)
11/29/2013	Goldman Sachs Intl Ltd. London	South African Rand	7,879,461	United States Dollar	793,860	(12,177)
11/29/2013	Barclays Wholesale GTS	Thai Baht	8,000,000	United States Dollar	254,647	1,913
11/29/2013	Citibank London	Thai Baht	10,000,000	United States Dollar	317,339	3,360
11/29/2013	HSBC Bank PLC	Thai Baht	5,000,000	United States Dollar	159,312	1,038
11/29/2013	Morgan Stanley & Co. International	Turkish Lira	1,035,762	United States Dollar	520,000	(3,820)
11/29/2013	Union Bank of Switzerland - London	United States Dollar	20,106	Chilean Peso	10,204,731	274
11/29/2013	Citibank London	United States Dollar	165,000	Colombian Peso	314,004,900	(490)
11/29/2013	Deutsche Bank London	United States Dollar	158,042	Colombian Peso	299,805,480	35
11/29/2013	HSBC Bank PLC	United States Dollar	18,410	Czech Koruna	348,292	79
11/29/2013	HSBC Bank PLC	United States Dollar	67,945	Hungarian Forint	15,418,780	(2,737)
11/29/2013	Standard Chartered London	United States Dollar	15,336	Hungarian Forint	3,365,641	(92)
11/29/2013	Barclays Wholesale GTS	United States Dollar	71,519	Israeli Shekel	251,814	145
11/29/2013	Bank of America	United States Dollar	235,726	Mexican Peso	3,042,517	3,069
11/29/2013	Deutsche Bank London	United States Dollar	17,981	Peruvian Neuevo Sol	50,329	(99)
11/29/2013	Barclays Wholesale GTS	United States Dollar	250,000	Polish Zloty	784,950	(4,359)
11/29/2013	Barclays Wholesale GTS	United States Dollar	525,229	Polish Zloty	1,650,251	(9,526)
11/29/2013	Deutsche Bank London	United States Dollar	470,000	Polish Zloty	1,477,034	(8,625)
11/29/2013	Goldman Sachs Intl Ltd. London	United States Dollar	577,357	Romanian Leu	1,904,411	(4,773)
11/29/2013	ING	United States Dollar	64,438	Romanian Leu	212,535	(529)
11/29/2013	Barclays Wholesale GTS	United States Dollar	91,390	Russian Ruble	2,972,977	(758)
11/29/2013	Barclays Wholesale GTS	United States Dollar	210,309	Russian Ruble	6,836,926	(1,605)
11/29/2013	Goldman Sachs Intl Ltd. London	United States Dollar	1,012,182	Russian Ruble	32,933,886	(8,617)
11/29/2013	Goldman Sachs Intl Ltd. London	United States Dollar	35,181	Thai Baht	1,103,870	(220)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2013	Citibank London	United States Dollar	39,618	Turkish Lira	80,326	$(413)
11/29/2013	Citibank London	United States Dollar	653,707	Turkish Lira	1,325,391	(6,811)
11/29/2013	Deutsche Bank London	United States Dollar	360,244	Turkish Lira	718,542	2,153
12/02/2013	Deutsche Bank London	Czech Koruna	3,257,158	United States Dollar	174,678	(3,250)
12/02/2013	Barclays Wholesale GTS	Russian Ruble	6,951,298	United States Dollar	218,085	(2,762)
12/02/2013	Barclays Wholesale GTS	Russian Ruble	41,431,825	United States Dollar	1,299,455	(16,065)
12/02/2013	Barclays Wholesale GTS	United States Dollar	510,000	Russian Ruble	16,294,500	5,262
12/03/2013	Union Bank of Switzerland - London	Argentine Peso	574,000	United States Dollar	89,457	2,718
12/03/2013	Goldman Sachs Intl Ltd. London	Brazilian Real	2,121,490	United States Dollar	962,716	(23,181)
12/13/2013	ANZ Banking Corp. Melbourne	Indonesian Rupiah	1,000,000,000	United States Dollar	90,212	(597)
12/13/2013	Union Bank of Switzerland - London	Indonesian Rupiah	810,000,000	United States Dollar	73,006	(418)
12/13/2013	BNP Paribas	Thai Baht	4,000,000	United States Dollar	127,571	588
12/13/2013	Chase Manhattan Bank London	Thai Baht	1,257,546	United States Dollar	40,113	178
12/13/2013	Citibank London	Thai Baht	4,000,000	United States Dollar	127,518	641
12/13/2013	Union Bank of Switzerland - London	Thai Baht	4,000,000	United States Dollar	127,458	702
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	1,932,012	United States Dollar	313,130	3,496
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	5,710,712	United States Dollar	935,695	199
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	141,013	United States Dollar	23,000	110
12/16/2013	HSBC Bank PLC	Thai Baht	17,093,551	United States Dollar	542,480	5,084
12/16/2013	HSBC Bank PLC	United States Dollar	1,250,000	Chinese Offshore Yuan	7,783,738	(25,630)
12/17/2013	Goldman Sachs Intl Ltd. London	Taiwan Dollar	64,124,974	United States Dollar	2,190,435	(10,863)
01/03/2014	Morgan Stanley & Co. International	Brazilian Real	510,674	United States Dollar	230,000	(5,433)
01/31/2014	Barclays Wholesale GTS	Czech Koruna	23,292,735	United States Dollar	1,245,354	(18,889)
01/31/2014	Union Bank of Switzerland - London	Czech Koruna	2,980,600	United States Dollar	160,000	(3,058)
01/31/2014	Deutsche Bank London	Hungarian Forint	193,659,202	United States Dollar	907,919	(23,672)
01/31/2014	Bank of America	Mexican Peso	2,366,483	United States Dollar	179,352	707
01/31/2014	Standard Chartered London	Mexican Peso	8,550,184	United States Dollar	657,712	(7,150)
01/31/2014	Morgan Stanley & Co. International	Peruvian Neuevo Sol	798,546	United States Dollar	285,961	(924)
01/31/2014	Barclays Wholesale GTS	Polish Zloty	7,602,422	United States Dollar	2,496,338	(42,293)
01/31/2014	Barclays Wholesale GTS	Romanian Leu	609,227	United States Dollar	187,958	(2,366)
01/31/2014	Barclays Wholesale GTS	United States Dollar	347,136	Romanian Leu	1,123,332	4,930
01/31/2014	CSFB Global Foreign Exchange London	United States Dollar	99,576	Russian Ruble	3,232,823	454
01/31/2014	Deutsche Bank London	United States Dollar	196,052	Russian Ruble	6,341,987	1,601
01/31/2014	Deutsche Bank London	United States Dollar	98,404	Russian Ruble	3,193,198	497
01/31/2014	HSBC Bank PLC	United States Dollar	285,233	Russian Ruble	9,287,608	467
02/28/2014	Chase Manhattan Bank London	Mexican Peso	7,397,987	United States Dollar	562,585	(913)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,419,240	United States Dollar	1,110,000	87,283
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,116,635	United States Dollar	1,085,266	63,183
04/13/2015	HSBC Bank PLC	United States Dollar	1,328	Chinese Offshore Yuan	8,705	(76)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,813,170	(25,352)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,825,265	(27,304)
04/13/2015	HSBC Bank PLC	United States Dollar	1,050,000	Chinese Offshore Yuan	6,888,735	(61,672)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,614,360	United States Dollar	1,160,726	67,308
05/04/2015	Standard Chartered London	United States Dollar	1,170,000	Chinese Offshore Yuan	7,614,360	(58,033)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	7,141,600	United States Dollar	1,074,571	74,781
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	1,410,455	United States Dollar	214,469	12,526
07/17/2015	Standard Chartered London	United States Dollar	1,290,000	Chinese Offshore Yuan	8,552,055	(86,348)

Total						$(190,601)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$6,845,191	$—	$6,845,191
Index Linked Government Bonds	—	530,010	—	530,010
Corporate Bonds	—	621,051	—	621,051
Short-Term Investments	—	13,000,000	—	13,000,000
Purchased Options	—	25	—	25
Total Investments	$—	$20,996,277	$—	$20,996,277
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$464,581	$—	$464,581
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(655,182)	—	(655,182)
Total Other Financial Instruments	$—	$(190,601)	$—	$(190,601)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 464,581

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(655,182)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2013:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$972,420	$—
Net Realized Loss on Options Contracts	—	(73,606)

	$972,420	$(73,606)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(553,880)	$—
Net Change in Unrealized Depreciation on Options Contracts	—	(36,353)

	$(553,879)	$(36,353)

*  See note 9 in the Notes to the Financial Statements for additional information.

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$21,166,373
Gross tax appreciation of investments	$50,238
Gross tax depreciation of investments	(220,334)
Net tax depreciation of investments	$(170,096)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

(A)Formerly the Ashmore Emerging Markets Local Currency Fund. See note 1 to the Financial Statements.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $1,093,500)
Argentina (Rep of) 8.750%, 06/02/2017		84,000	$73,080	0.25
Argentina (Rep of) 8.280%, 12/31/2033		128,081	89,657	0.31
Argentina Boden Bonds 7.000%, 10/03/2015		769,000	723,569	2.50
Argentine (Rep of) 8.280%, 12/31/2033		352,485	252,907	0.87
			1,139,213	3.93
Azerbaijan (Cost $317,311)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		300,000	320,550	1.11
			320,550	1.11
Belarus (Cost $545,649)
Belarus (Rep of) 8.750%, 08/03/2015		170,000	170,213	0.59
Belarus (Rep of) 8.950%, 01/26/2018		380,000	378,100	1.30
			548,313	1.89
Bolivia (Cost $59,470)
Bolivian (Rep of) 4.875%, 10/29/2022		60,000	58,500	0.20
			58,500	0.20
Brazil (Cost $1,161,337)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		120,000	132,450	0.46
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		100,000	105,000	0.36
Brazil (Fed Rep of) 5.875%, 01/15/2019		100,000	115,350	0.40
Brazil (Fed Rep of) 4.875%, 01/22/2021		150,000	162,750	0.56
Brazil (Fed Rep of) 2.625%, 01/05/2023		200,000	178,500	0.61
Brazil (Fed Rep of) 8.875%, 04/15/2024		100,000	140,000	0.48
Brazil (Fed Rep of) 4.250%, 01/07/2025(2)		296,000	289,192	1.00
			1,123,242	3.87
Chile (Cost $386,074)
Banco del Estado de Chile 3.875%, 02/08/2022		150,000	146,689	0.50
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		100,000	121,216	0.42
Empresa Nacional del Petroleo 5.250%, 08/10/2020		100,000	104,069	0.36
			371,974	1.28
China (Cost $521,558)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		390,000	398,872	1.37
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		100,000	107,263	0.37
			506,135	1.74
Colombia (Cost $1,149,886)
Colombia (Rep of) 7.375%, 03/18/2019		260,000	317,850	1.09
Colombia (Rep of) 11.750%, 02/25/2020		40,000	58,600	0.20
Colombia (Rep of) 4.375%, 07/12/2021		200,000	211,800	0.73
Colombia (Rep of) 8.125%, 05/21/2024		100,000	132,500	0.46
Colombia (Rep of) 7.375%, 09/18/2037		200,000	258,000	0.89
Colombia (Rep of) 6.125%, 01/18/2041		110,000	124,575	0.43
			1,103,325	3.80
Costa Rica (Cost $471,225)
Costa Rica (Rep of) 4.250%, 01/26/2023		140,000	133,000	0.46
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	55,200	0.19
Costa Rica (Rep of) 5.625%, 04/30/2043		60,000	53,250	0.18
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	211,200	0.73
			452,650	1.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Croatia (Cost $712,791)
Croatia (Rep of) 6.250%, 04/27/2017		200,000	$213,384	0.74
Croatia (Rep of) 6.750%, 11/05/2019		200,000	218,000	0.75
Croatia (Rep of) 6.625%, 07/14/2020		270,000	291,600	1.00
			722,984	2.49
Dominican Republic (Cost $266,767)
Dominican (Rep of) 7.500%, 05/06/2021		100,000	110,650	0.38
Dominican (Rep of) 5.875%, 04/18/2024		160,000	157,360	0.54
			268,010	0.92
Ecuador (Cost $100,000)
Ecuador (Rep of) 9.375%, 12/15/2015		100,000	106,500	0.37
			106,500	0.37
Egypt (Cost $194,823)
Egypt Government International Bond 5.750%, 04/29/2020		110,000	101,200	0.35
Nile Finance Ltd. 5.250%, 08/05/2015		100,000	98,000	0.34
			199,200	0.69
El Salvador (Cost $333,611)
El Salvador (Rep of) 7.375%, 12/01/2019		100,000	112,500	0.39
El Salvador (Rep of) 5.875%, 01/30/2025		80,000	79,400	0.27
El Salvador (Rep of) 8.250%, 04/10/2032		70,000	79,800	0.28
El Salvador (Rep of) 7.650%, 06/15/2035		60,000	63,450	0.22
			335,150	1.16
Georgia (Cost $217,785)
Georgian Railway JSC 7.750%, 07/11/2022		200,000	216,500	0.75
			216,500	0.75
Ghana (Cost $107,368)
Ghana (Rep of) 8.500%, 10/04/2017		100,000	109,250	0.38
			109,250	0.38
Guatemala (Cost $150,073)
Guatemala (Rep of) 4.875%, 02/13/2028		150,000	141,300	0.49
			141,300	0.49
Hungary (Cost $931,804)
Hungary (Rep of) 4.125%, 02/19/2018		130,000	131,300	0.45
Hungary (Rep of) 6.250%, 01/29/2020		140,000	152,180	0.52
Hungary (Rep of) 6.375%, 03/29/2021		178,000	193,352	0.67
Hungary (Rep of) 5.375%, 02/21/2023		270,000	268,934	0.93
Hungary (Rep of) 7.625%, 03/29/2041		204,000	229,755	0.79
			975,521	3.36
Indonesia (Cost $1,489,101)
Indonesia (Rep of) 10.375%, 05/04/2014		90,000	93,825	0.32
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	34,050	0.12
Indonesia (Rep of) 5.875%, 03/13/2020		120,000	131,400	0.45
Indonesia (Rep of) 4.875%, 05/05/2021		200,000	207,500	0.71
Indonesia (Rep of) 7.750%, 01/17/2038		100,000	121,875	0.42
Majapahit Holding B.V. 7.750%, 10/17/2016		100,000	112,000	0.39
Majapahit Holding B.V. 8.000%, 08/07/2019		110,000	127,463	0.44
Pertamina Persero PT 6.000%, 05/03/2042		200,000	177,000	0.61
Pertamina Persero PT 5.625%, 05/20/2043		200,000	168,000	0.58
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		200,000	201,000	0.69
Perusahaan Listrik Negara PT 5.250%, 10/24/2042		35,000	28,175	0.10
			1,402,288	4.83
Iraq (Cost $457,502)
Iraq (Rep of) 5.800%, 01/15/2028		540,000	469,800	1.62
			469,800	1.62

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Ivory Coast (Cost $605,186)
Ivory Coast (Rep of) 5.750%, 12/31/2032		780,000	$702,156	2.42
			702,156	2.42
Kazakhstan (Cost $1,049,218)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		200,000	184,500	0.64
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	59,636	0.20
KazMunaiGaz Finance Sub B.V. 11.750%, 01/23/2015		50,000	55,875	0.19
KazMunaiGaz Finance Sub B.V. 9.125%, 07/02/2018		130,000	159,088	0.55
KazMunaiGaz Finance Sub B.V. 7.000%, 05/05/2020		70,000	80,062	0.28
KazMunaiGaz Finance Sub B.V. 6.375%, 04/09/2021		210,000	232,838	0.80
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	66,409	0.23
KazMunayGas National Co. JSC 5.750%, 04/30/2043		225,000	204,165	0.70
			1,042,573	3.59
Latvia (Cost $196,478)
Latvia (Rep of) 2.750%, 01/12/2020		200,000	191,250	0.66
			191,250	0.66
Lebanon (Cost $713,401)
Lebanon (Rep of) 5.150%, 11/12/2018		50,000	48,750	0.17
Lebanon (Rep of) 6.375%, 03/09/2020		190,000	191,900	0.66
Lebanon (Rep of) 8.250%, 04/12/2021		94,000	104,340	0.36
Lebanon (Rep of) 6.100%, 10/04/2022		225,000	219,375	0.76
Lebanon (Rep of) 6.600%, 11/27/2026		130,000	128,050	0.44
			692,415	2.39
Lithuania (Cost $664,766)
Lithuania (Rep of) 5.125%, 09/14/2017		200,000	219,400	0.76
Lithuania (Rep of) 7.375%, 02/11/2020		100,000	121,500	0.42
Lithuania (Rep of) 6.125%, 03/09/2021		100,000	114,625	0.39
Lithuania (Rep of) 6.625%, 02/01/2022		200,000	237,500	0.82
			693,025	2.39
Malaysia (Cost $336,771)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	64,694	0.22
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		250,000	264,400	0.91
			329,094	1.13
Mexico (Cost $1,068,002)
Comision Federal de Electricidad 5.750%, 02/14/2042		200,000	190,250	0.65
Mexico (Rep of) 5.950%, 03/19/2019		60,000	69,840	0.24
Mexico (Rep of) 6.750%, 09/27/2034		179,000	219,275	0.76
Mexico (Rep of) 6.050%, 01/11/2040		12,000	13,590	0.05
Mexico (Rep of) 4.750%, 03/08/2044		94,000	88,125	0.30
Mexico (Rep of) 5.750%, 10/12/2110		66,000	63,855	0.22
Pemex Project Funding Master Trust 5.750%, 03/01/2018		60,000	66,900	0.23
Petroleos Mexicanos 8.000%, 05/03/2019		80,000	97,760	0.34
Petroleos Mexicanos 6.000%, 03/05/2020		30,000	33,675	0.12
Petroleos Mexicanos 6.500%, 06/02/2041		136,000	144,840	0.50
Petroleos Mexicanos 5.500%, 06/27/2044		20,000	18,700	0.06
			1,006,810	3.47
Morocco (Cost $257,019)
Morocco (Rep of) 4.250%, 12/11/2022		150,000	141,000	0.49
Morocco (Rep of) 5.500%, 12/11/2042		100,000	87,500	0.30
			228,500	0.79
Nigeria (Cost $111,722)
Nigeria (Rep of) 6.750%, 01/28/2021		100,000	110,250	0.38
			110,250	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Pakistan (Cost $97,161)
Pakistan (Rep of) 7.125%, 03/31/2016		100,000	$99,500	0.34
			99,500	0.34
Panama (Cost $424,261)
Panama (Rep of) 7.125%, 01/29/2026		100,000	124,250	0.43
Panama (Rep of) 8.875%, 09/30/2027		40,000	55,450	0.19
Panama (Rep of) 9.375%, 04/01/2029		80,000	115,600	0.40
Panama (Rep of) 6.700%, 01/26/2036		65,000	76,862	0.27
Panama (Rep of) 4.300%, 04/29/2053		30,000	24,480	0.08
			396,642	1.37
Paraguay (Cost $150,890)
Paraguay (Rep of) 4.625%, 01/25/2023		150,000	141,750	0.49
			141,750	0.49
Peru (Cost $498,642)
Peru (Rep of) 7.125%, 03/30/2019		70,000	85,260	0.29
Peru (Rep of) 7.350%, 07/21/2025		115,000	148,235	0.51
Peru (Rep of) 8.750%, 11/21/2033		164,000	239,112	0.83
			472,607	1.63
Philippines (Cost $986,060)
Philippine (Rep of) 8.375%, 06/17/2019		50,000	64,500	0.22
Philippine (Rep of) 4.000%, 01/15/2021		50,000	53,313	0.18
Philippine (Rep of) 10.625%, 03/16/2025		45,000	71,100	0.25
Philippine (Rep of) 5.500%, 03/30/2026		200,000	229,000	0.79
Philippine (Rep of) 9.500%, 02/02/2030		104,000	159,380	0.55
Philippine (Rep of) 7.750%, 01/14/2031		217,000	291,865	1.01
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		100,000	125,750	0.43
			994,908	3.43
Poland (Cost $301,940)
Poland (Rep of) 6.375%, 07/15/2019		120,000	141,480	0.49
Poland (Rep of) 5.000%, 03/23/2022		110,000	120,312	0.41
Poland (Rep of) 3.000%, 03/17/2023		40,000	37,320	0.13
			299,112	1.03
Romania (Cost $702,524)
Romania (Rep of) 6.750%, 02/07/2022		322,000	371,910	1.28
Romania (Rep of) 4.375%, 08/22/2023		320,000	313,200	1.08
			685,110	2.36
Russian Federation (Cost $1,888,353)
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		100,000	113,010	0.39
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		100,000	109,000	0.37
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		60,000	104,550	0.36
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		518,375	616,892	2.13
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043(3)		200,000	212,500	0.73
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		200,000	215,700	0.74
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		370,000	416,546	1.44
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		160,000	174,000	0.60
			1,962,198	6.76
Senegal (Cost $227,560)
Senegal (Rep of) 8.750%, 05/13/2021		200,000	219,500	0.76
			219,500	0.76

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Serbia (Cost $165,517)
Serbia (Rep of) 7.250%, 09/28/2021		150,000	$156,000	0.54
			156,000	0.54
South Africa (Cost $445,980)
South Africa (Rep of) 6.875%, 05/27/2019		120,000	138,600	0.48
South Africa (Rep of) 5.500%, 03/09/2020		250,000	271,250	0.94
South Africa (Rep of) 5.875%, 05/30/2022		30,000	32,850	0.11
			442,700	1.53
Sri Lanka (Cost $213,312)
Bank of Ceylon 6.875%, 05/03/2017		200,000	205,000	0.71
			205,000	0.71
Turkey (Cost $1,586,521)
Turkey (Rep of) 7.000%, 09/26/2016		130,000	144,846	0.50
Turkey (Rep of) 7.500%, 07/14/2017		100,000	114,500	0.40
Turkey (Rep of) 6.750%, 04/03/2018		50,000	56,250	0.19
Turkey (Rep of) 7.000%, 03/11/2019		100,000	114,125	0.39
Turkey (Rep of) 7.500%, 11/07/2019		100,000	117,750	0.41
Turkey (Rep of) 5.625%, 03/30/2021		100,000	106,750	0.37
Turkey (Rep of) 3.250%, 03/23/2023		150,000	131,812	0.45
Turkey (Rep of) 7.375%, 02/05/2025		195,000	228,150	0.79
Turkey (Rep of) 8.000%, 02/14/2034		50,000	61,830	0.21
Turkey (Rep of) 6.875%, 03/17/2036		194,000	214,370	0.74
Turkey (Rep of) 7.250%, 03/05/2038		10,000	11,500	0.04
Turkey (Rep of) 6.750%, 05/30/2040		30,000	32,700	0.11
Turkey (Rep of) 6.000%, 01/14/2041		200,000	201,000	0.69
			1,535,583	5.29
Ukraine (Cost $1,836,933)
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		360,000	339,300	1.17
Ukraine (Rep of) 9.250%, 07/24/2017		350,000	334,688	1.16
Ukraine (Rep of) 7.750%, 09/23/2020		100,000	90,500	0.31
Ukraine (Rep of) 7.950%, 02/23/2021		350,000	317,187	1.09
Ukraine (Rep of) 7.800%, 11/28/2022		370,000	321,900	1.11
Ukreximbank Via Biz Finance PLC 8.750%, 01/22/2018		260,000	217,750	0.75
			1,621,325	5.59
United Arab Emirates (Cost $792,482)
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		670,000	798,975	2.75
			798,975	2.75
Uruguay (Cost $596,419)
Uruguay (Rep of) 4.500%, 08/14/2024		162,503	167,784	0.58
Uruguay (Rep of) 7.875%, 01/15/2033(4)		142,000	185,807	0.64
Uruguay (Rep of) 7.625%, 03/21/2036		96,000	123,120	0.43
Uruguay (Rep of) 4.125%, 11/20/2045		99,920	82,434	0.28
			559,145	1.93
Venezuela (Cost $1,847,576)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		60,000	48,150	0.17
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		55,000	54,450	0.19
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		230,000	141,450	0.49
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		23,000	13,512	0.05
Venezuela (Rep of) 8.500%, 10/08/2014		80,000	79,120	0.27
Venezuela (Rep of) 5.750%, 02/26/2016		50,000	44,500	0.15
Venezuela (Rep of) 7.750%, 10/13/2019		150,000	123,000	0.42
Venezuela (Rep of) 6.000%, 12/09/2020		60,000	43,800	0.15
Venezuela (Rep of) 12.750%, 08/23/2022		152,000	153,140	0.53
Venezuela (Rep of) 9.000%, 05/07/2023		101,000	82,062	0.28
Venezuela (Rep of) 8.250%, 10/13/2024		85,000	64,812	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 7.650%, 04/21/2025		46,000	$33,650	0.12
Venezuela (Rep of) 11.750%, 10/21/2026		431,000	398,675	1.37
Venezuela (Rep of) 9.250%, 09/15/2027		89,000	73,425	0.25
Venezuela (Rep of) 9.250%, 05/07/2028		115,000	91,425	0.32
Venezuela (Rep of) 11.950%, 08/05/2031		373,100	345,118	1.19
			1,790,289	6.17
Vietnam (Cost $216,966)
Vietnam (Rep of) 6.875%, 01/15/2016		100,000	108,000	0.37
Vietnam (Rep of) 6.750%, 01/29/2020		100,000	109,375	0.38
			217,375	0.75
Zambia (Cost $50,196)
Zambia (Rep of) 5.375%, 09/20/2022		50,000	45,125	0.16
			45,125	0.16
Total Debt Securities (Cost $28,699,491)			28,209,322	97.25

Total Investments (Total Cost $28,699,491)			28,209,322	97.25

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			796,938	2.75

Net Assets			$29,006,260	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	When Issued Security.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(4)	Security is payment in-kind bond.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Sovereign Debt Fund’s investments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$ 6,237,140	$—	$ 6,237,140
Government Agencies	—	430,100	—	430,100
Government Bonds	—	20,478,707	—	20,478,707
Municipal Bonds	—	798,975	—	798,975
Financial Certificates	—	264,400	—	264,400
Total Investments	$—	$28,209,322	$—	$28,209,322

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At Octo-ber 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying cir-cumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2013:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 861

* See note 9 in the Notes to the Financial Statements for additional information.

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$28,743,772
Gross tax appreciation of investments	$576,963
Gross tax depreciation of investments	(1,111,413)
Net tax depreciation of investments	$(534,450)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $11,480,860)
Argentina Boden Bonds 7.000%, 10/03/2015		4,224,000	$3,974,455	0.59
Argentine (Rep of) 8.750%, 06/02/2017		496,000	431,520	0.06
Argentine (Rep of) 8.280%, 12/31/2033		2,525,879	1,803,643	0.27
WPE International Cooperatief UA 10.375%, 09/30/2020		6,100,000	4,270,000	0.63
			10,479,618	1.55
Azerbaijan (Cost $1,877,848)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		1,030,000	1,100,555	0.16
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		850,000	818,125	0.12
			1,918,680	0.28
Belarus (Cost $2,988,614)
Belarus (Rep of) 8.750%, 08/03/2015		1,050,000	1,051,313	0.16
Belarus (Rep of) 8.950%, 01/26/2018		1,984,000	1,974,080	0.29
			3,025,393	0.45
Bolivia (Cost $1,081,795)
Bolivian (Rep of) 4.875%, 10/29/2022		730,000	711,750	0.11
Bolivian (Rep of) 5.950%, 08/22/2023		370,000	372,775	0.05
			1,084,525	0.16
Brazil (Cost $55,853,906)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		730,000	805,738	0.12
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		440,000	462,000	0.07
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/2023(2)		270,000	280,125	0.04
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	300,000	125,212	0.02
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	10,006,914	4,267,225	0.63
Brazil (Fed Rep of) 5.875%, 01/15/2019		365,000	421,028	0.06
Brazil (Fed Rep of) 4.875%, 01/22/2021		917,000	994,945	0.15
Brazil (Fed Rep of) 2.625%, 01/05/2023		500,000	446,250	0.07
Brazil (Fed Rep of) 8.500%, 01/05/2024	BRL	3,369,000	1,372,294	0.20
Brazil (Fed Rep of) 8.875%, 04/15/2024		750,000	1,050,000	0.16
Brazil (Fed Rep of) 4.250%, 01/07/2025		1,671,000	1,632,567	0.24
Brazil Letras do Tesouro Nacional 8.940%, 01/01/2017(3)	BRL	31,020,000	9,796,654	1.45
Brazil Notas do Tesouro Nacional, Serie B 6.000%, 08/15/2020	BRL	11,556,592	5,317,835	0.79
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2021	BRL	11,630,000	4,821,784	0.72
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2023	BRL	920,000	374,419	0.06
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	1,900,000	754,843	0.11
JBS Finance II Ltd. 8.250%, 01/29/2018		1,683,000	1,762,942	0.26
Marfrig Holding Europe B.V. 9.875%, 07/24/2017		1,200,000	1,198,500	0.18
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		2,250,000	2,120,625	0.31
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,500,000	1,447,500	0.22
Minerva Luxembourg S.A. 12.250%, 02/10/2022(4)		1,400,000	1,568,000	0.23
Minerva Luxembourg S.A. 7.750%, 01/31/2023(4)		1,968,000	1,908,960	0.28
NII Capital Corp. 7.625%, 04/01/2021		6,740,000	3,909,200	0.58

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
OGX Austria GmbH 8.500%, 06/01/2018(5)		2,900,000	$275,500	0.04
Oi S.A. 9.750%, 09/15/2016	BRL	1,000,000	402,107	0.06
OSX 3 Leasing B.V. 9.250%, 03/20/2015(2)		1,100,000	884,125	0.13
			48,400,378	7.18
Chile (Cost $6,974,745)
Automotores Gildemeister S.A. 6.750%, 01/15/2023		1,300,000	1,098,500	0.16
Banco del Estado de Chile 4.125%, 10/07/2020		610,000	626,316	0.09
Banco del Estado de Chile 3.875%, 02/08/2022		150,000	146,689	0.02
Banco Santander Chile 6.500%, 09/22/2020	CLP	186,500,000	361,896	0.05
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	103,782	0.02
Chile (Rep of) 5.500%, 08/05/2020	CLP	280,000,000	557,540	0.08
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		300,000	363,649	0.05
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		300,000	301,777	0.05
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		485,000	482,746	0.07
Empresa Nacional del Petroleo 6.250%, 07/08/2019		270,000	296,372	0.05
Empresa Nacional del Petroleo 5.250%, 08/10/2020		60,000	62,441	0.01
Inversiones Alsacia S.A. 8.000%, 08/18/2018		907,737	662,648	0.10
SMU S.A. 7.750%, 02/08/2020		1,200,000	666,000	0.10
			5,730,356	0.85
China (Cost $36,674,197)
Central China Real Estate Ltd. 6.500%, 06/04/2018		1,900,000	1,840,264	0.27
Central China Real Estate Ltd. 8.000%, 01/28/2020		1,627,000	1,605,215	0.24
China Oriental Group Co. Ltd. 7.000%, 11/17/2017		794,000	787,013	0.12
China SCE Property Holdings Ltd. 10.500%, 01/14/2016	CNY	5,000,000	853,445	0.13
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		2,350,000	2,567,375	0.38
China Shanshui Cement Group Ltd. 6.500%, 07/22/2014	CNY	3,000,000	497,467	0.07
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		3,000,000	3,255,000	0.48
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		1,848,000	2,062,738	0.31
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021(2)		1,250,000	1,248,500	0.19
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		2,826,000	2,815,402	0.42
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(4)(6)		320,009	196,806	0.03
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015(4)		1,604,000	1,720,290	0.26
Evergrande Real Estate Group Ltd. 8.750%, 10/30/2018(4)		1,400,000	1,415,680	0.21
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(4)(6)		1,493,041	1,493,041	0.22
Gemdale International Holding Ltd. 9.150%, 07/26/2015	CNY	4,750,000	826,091	0.12
Hengdeli Holdings Ltd. 6.250%, 01/29/2018		792,000	809,820	0.12
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		1,489,000	1,072,080	0.16
Lafarge Shui on Cement Ltd. 9.000%, 11/14/2014	CNY	2,750,000	472,692	0.07
Powerlong Real Estate Holdings Ltd. 11.500%, 03/17/2014	CNY	1,000,000	166,261	0.02
RKI Finance 2011 Ltd. 6.000%, 02/25/2014	CNY	1,750,000	288,302	0.04
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		2,052,000	2,098,681	0.31
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		660,000	707,932	0.11
Sino-Forest Corp. 5.000%, 08/01/2013(7)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(7)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(7)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(7)		628,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		800,000	902,000	0.13
Sunac China Holdings Ltd. 9.375%, 04/05/2018		3,150,000	3,236,625	0.48
Yanlord Land Group Ltd. 9.500%, 05/04/2017		1,325,000	1,411,125	0.21
Yanlord Land Group Ltd. 10.625%, 03/29/2018		775,000	848,625	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,600,000	$1,636,000	0.24
			36,834,470	5.47
Colombia (Cost $15,382,751)
Colombia (Rep of) 12.000%, 10/22/2015	COP	4,581,000,000	2,751,965	0.41
Colombia (Rep of) 7.375%, 03/18/2019		1,850,000	2,261,625	0.34
Colombia (Rep of) 11.750%, 02/25/2020		498,000	729,570	0.11
Colombia (Rep of) 7.750%, 04/14/2021	COP	263,000,000	158,952	0.02
Colombia (Rep of) 4.375%, 07/12/2021		800,000	847,200	0.13
Colombia (Rep of) 4.000%, 02/26/2024		330,000	329,175	0.05
Colombia (Rep of) 8.125%, 05/21/2024		58,000	76,850	0.01
Colombia (Rep of) 9.850%, 06/28/2027	COP	2,296,000,000	1,619,157	0.24
Colombia (Rep of) 7.375%, 09/18/2037		650,000	838,500	0.12
Colombia (Rep of) 6.125%, 01/18/2041		1,032,000	1,168,740	0.17
Colombian TES 7.000%, 05/04/2022	COP	1,793,000,000	963,512	0.14
Colombian TES 7.500%, 08/26/2026	COP	1,294,000,000	712,047	0.10
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	818,000,000	456,517	0.07
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	645,388	0.10
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,306,000,000	718,788	0.11
			14,277,986	2.12
Costa Rica (Cost $2,534,301)
Banco de Costa Rica 5.250%, 08/12/2018(4)		300,000	303,000	0.04
Banco Nacional de Costa Rica 6.250%, 11/01/2023		250,000	249,198	0.04
Costa Rica (Rep of) 4.250%, 01/26/2023		1,375,000	1,306,250	0.19
Costa Rica (Rep of) 4.375%, 04/30/2025		220,000	202,400	0.03
Costa Rica (Rep of) 5.625%, 04/30/2043		220,000	195,250	0.03
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		220,000	195,800	0.03
			2,451,898	0.36
Croatia (Cost $4,128,457)
Croatia (Rep of) 6.250%, 04/27/2017		450,000	480,114	0.07
Croatia (Rep of) 6.750%, 11/05/2019		470,000	512,300	0.08
Croatia (Rep of) 6.625%, 07/14/2020		1,535,000	1,657,800	0.25
Croatia (Rep of) 6.375%, 03/24/2021		1,421,000	1,508,036	0.22
			4,158,250	0.62
Czech Republic (Cost $246,473)
New World Resources N.V. 7.875%, 05/01/2018	EUR	250,000	239,474	0.03
			239,474	0.03
Dominican Republic (Cost $1,939,074)
Dominican (Rep of) 7.500%, 05/06/2021(4)		993,000	1,098,755	0.16
Dominican (Rep of) 6.600%, 01/28/2024(4)		240,000	248,160	0.04
Dominican (Rep of) 5.875%, 04/18/2024(4)		600,000	590,100	0.09
			1,937,015	0.29
Ecuador (Cost $317,072)
Ecuador (Rep of) 9.375%, 12/15/2015		310,000	330,150	0.05
			330,150	0.05
Egypt (Cost $1,098,359)
Egypt (Rep of) 5.750%, 04/29/2020		600,000	552,000	0.08
Egypt (Rep of) 6.875%, 04/30/2040		285,000	236,550	0.04
Nile Finance Ltd. 5.250%, 08/05/2015		300,000	294,000	0.04
			1,082,550	0.16
El Salvador (Cost $3,988,484)
El Salvador (Rep of) 7.375%, 12/01/2019		330,000	371,250	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
El Salvador - (continued)
El Salvador (Rep of) 5.875%, 01/30/2025		885,000	$878,362	0.13
El Salvador (Rep of) 8.250%, 04/10/2032		75,000	85,500	0.01
El Salvador (Rep of) 7.650%, 06/15/2035		120,000	126,900	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		400,000	417,000	0.06
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017		1,950,000	2,076,750	0.31
			3,955,762	0.59
Gabon (Cost $316,790)
Gabonese (Rep of) 8.200%, 12/12/2017		265,000	308,063	0.05
			308,063	0.05
Georgia (Cost $861,287)
Georgia (Rep of) 6.875%, 04/12/2021		415,000	451,831	0.07
Georgian Railway JSC 7.750%, 07/11/2022		370,000	400,525	0.06
			852,356	0.13
Ghana (Cost $1,190,608)
Ghana (Rep of) 21.000%, 10/26/2015(4)	GHS	1,110,000	514,705	0.08
Ghana (Rep of) 8.500%, 10/04/2017(4)		158,000	172,615	0.02
Ghana (Rep of) 7.875%, 08/07/2023(4)		429,411	426,190	0.06
			1,113,510	0.16
Guatemala (Cost $650,317)
Guatemala (Rep of) 4.875%, 02/13/2028		650,000	612,300	0.09
			612,300	0.09
Hong Kong (Cost $2,316,708)
CFG Investment SAC 9.750%, 07/30/2019(4)		2,496,000	2,383,680	0.35
			2,383,680	0.35
Hungary (Cost $16,235,526)
Hungary (Rep of) 7.750%, 08/24/2015	HUF	481,360,000	2,358,420	0.35
Hungary (Rep of) 5.500%, 12/22/2016	HUF	376,290,000	1,792,800	0.27
Hungary (Rep of) 6.750%, 11/24/2017	HUF	794,670,000	3,957,610	0.59
Hungary (Rep of) 4.125%, 02/19/2018		810,000	818,100	0.12
Hungary (Rep of) 6.250%, 01/29/2020		694,000	754,378	0.11
Hungary (Rep of) 6.375%, 03/29/2021		898,000	975,452	0.15
Hungary (Rep of) 7.000%, 06/24/2022	HUF	451,640,000	2,290,348	0.34
Hungary (Rep of) 5.375%, 02/21/2023		1,576,000	1,569,775	0.23
Hungary (Rep of) 6.000%, 11/24/2023	HUF	158,660,000	758,509	0.11
Hungary (Rep of) 7.625%, 03/29/2041		1,188,000	1,337,985	0.20
			16,613,377	2.47
India (Cost $4,005,331)
Export-Import Bank of India 4.000%, 08/07/2017		200,000	203,530	0.03
Export-Import Bank of India 4.000%, 01/14/2023		468,000	418,392	0.06
Vedanta Resources PLC 8.250%, 06/07/2021		2,780,000	2,863,400	0.43
Vedanta Resources PLC 7.125%, 05/31/2023		500,000	477,500	0.07
			3,962,822	0.59
Indonesia (Cost $16,599,882)
Indo Energy Finance II B.V. 6.375%, 01/24/2023		3,112,000	2,730,780	0.40
Indonesia (Rep of) 6.875%, 01/17/2018		575,000	652,625	0.10
Indonesia (Rep of) 11.625%, 03/04/2019		680,000	929,900	0.14
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	13,600,000,000	1,248,703	0.19
Indonesia (Rep of) 5.875%, 03/13/2020		1,496,000	1,638,120	0.24
Indonesia (Rep of) 4.875%, 05/05/2021		400,000	415,000	0.06
Indonesia (Rep of) 5.375%, 10/17/2023		310,000	326,275	0.05
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	22,000,000,000	2,067,990	0.31
Indonesia (Rep of) 6.125%, 05/15/2028	IDR	3,600,000,000	270,576	0.04
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	9,600,000,000	873,117	0.13
Indonesia (Rep of) 6.625%, 02/17/2037		185,000	201,650	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of) 7.750%, 01/17/2038		190,000	$231,562	0.03
Indonesia Treasury Bill 5.600%, 10/09/2014(3)	IDR	5,371,000,000	450,521	0.07
Majapahit Holding B.V. 7.750%, 10/17/2016		355,000	397,600	0.06
Majapahit Holding B.V. 8.000%, 08/07/2019		670,000	776,362	0.11
Majapahit Holding B.V. 7.750%, 01/20/2020		300,000	344,250	0.05
Pertamina Persero PT 6.000%, 05/03/2042		735,000	650,475	0.10
Pertamina Persero PT 5.625%, 05/20/2043		710,000	596,400	0.09
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		660,000	663,300	0.10
Perusahaan Listrik Negara PT 5.250%, 10/24/2042		200,000	161,000	0.02
Perusahaan Penerbit SBSN Indonesia 6.125%, 03/15/2019(2)		450,000	486,000	0.07
			16,112,206	2.39
Iraq (Cost $2,274,809)
Iraq (Rep of) 5.800%, 01/15/2028		2,630,000	2,288,100	0.34
			2,288,100	0.34
Israel (Cost $3,963,703)
Altice Financing S.A. 8.000%, 12/15/2019	EUR	750,000	1,105,378	0.17
Altice Finco S.A. 9.875%, 12/15/2020		2,300,000	2,570,250	0.38
Plaza Centers N.V. 5.400%, 07/01/2015	ILS	1,566,133	296,141	0.04
			3,971,769	0.59
Ivory Coast (Cost $3,685,947)
Ivory Coast (Rep of) 5.750%, 12/31/2032		4,290,000	3,861,858	0.57
			3,861,858	0.57
Jamaica (Cost $7,094,862)
Digicel Group Ltd. 10.500%, 04/15/2018		500,000	540,000	0.08
Digicel Group Ltd. 8.250%, 09/30/2020		5,300,000	5,591,500	0.83
Digicel Ltd. 6.000%, 04/15/2021		900,000	873,000	0.13
			7,004,500	1.04
Kazakhstan (Cost $17,451,344)
ATF Bank JSC 9.250%, 02/21/2014		2,600,000	2,603,120	0.39
ATF Bank JSC 9.000%, 05/11/2016		800,000	797,000	0.12
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		1,000,000	922,500	0.14
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		1,600,000	1,684,000	0.25
KazAgro National Management Holding JSC 4.625%, 05/24/2023		310,000	293,027	0.04
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		795,000	882,450	0.13
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		700,000	732,375	0.11
Kazatomprom Natsionalnaya Atomnaya Kompaniya A.O. 6.250%, 05/20/2015		455,000	480,025	0.07
Kazkommertsbank JSC 7.875%, 04/07/2014		800,000	804,000	0.12
Kazkommertsbank JSC 8.500%, 05/11/2018		3,950,000	3,782,125	0.56
KazMunayGas National Co. JSC 9.125%, 07/02/2018		501,000	613,099	0.09
KazMunayGas National Co. JSC 7.000%, 05/05/2020		400,000	457,500	0.07
KazMunayGas National Co. JSC 6.375%, 04/09/2021		450,000	498,938	0.07
KazMunayGas National Co. JSC 4.400%, 04/30/2023		570,000	540,759	0.08
KazMunayGas National Co. JSC 5.750%, 04/30/2043		850,000	771,290	0.12
Zhaikmunai LLP 7.125%, 11/13/2019		1,400,000	1,491,000	0.22
			17,353,208	2.58
Latvia (Cost $835,033)
Latvia (Rep of) 2.750%, 01/12/2020		850,000	812,813	0.12
			812,813	0.12
Lebanon (Cost $3,580,511)
Lebanon (Rep of) 5.150%, 11/12/2018		400,000	390,000	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Lebanon - (continued)
Lebanon (Rep of) 6.375%, 03/09/2020		1,086,000	$1,096,860	0.16
Lebanon (Rep of) 8.250%, 04/12/2021		342,000	379,620	0.06
Lebanon (Rep of) 6.100%, 10/04/2022		1,240,000	1,209,000	0.18
Lebanon (Rep of) 6.600%, 11/27/2026		426,000	419,610	0.06
			3,495,090	0.52
Lithuania (Cost $4,301,890)
Lithuania (Rep of) 5.125%, 09/14/2017		710,000	778,870	0.12
Lithuania (Rep of) 7.375%, 02/11/2020		1,100,000	1,336,500	0.20
Lithuania (Rep of) 6.125%, 03/09/2021		620,000	710,675	0.10
Lithuania (Rep of) 6.625%, 02/01/2022		1,291,000	1,533,063	0.23
			4,359,108	0.65
Malaysia (Cost $14,750,200)
Malaysia (Govt of) 4.262%, 09/15/2016	MYR	2,700,000	881,938	0.13
Malaysia (Govt of) 4.012%, 09/15/2017	MYR	3,700,000	1,201,685	0.18
Malaysia (Govt of) 3.314%, 10/31/2017	MYR	2,900,000	917,685	0.14
Malaysia (Govt of) 3.580%, 09/28/2018	MYR	6,300,000	2,012,113	0.30
Malaysia (Govt of) 4.378%, 11/29/2019	MYR	3,800,000	1,258,632	0.19
Malaysia (Govt of) 3.492%, 03/31/2020	MYR	5,200,000	1,640,201	0.24
Malaysia (Govt of) 3.889%, 07/31/2020	MYR	960,000	310,671	0.05
Malaysia (Govt of) 4.160%, 07/15/2021	MYR	4,610,000	1,509,968	0.22
Malaysia (Govt of) 3.418%, 08/15/2022	MYR	2,570,000	800,052	0.12
Malaysia (Govt of) 3.480%, 03/15/2023	MYR	5,220,000	1,636,254	0.24
Malaysia (Govt of) 3.502%, 05/31/2027	MYR	2,200,000	668,253	0.10
Malaysia (Govt of) 5.248%, 09/15/2028	MYR	100,000	36,185	0.01
Petronas Capital Ltd. 5.250%, 08/12/2019		450,000	506,273	0.07
Petronas Capital Ltd. 7.875%, 05/22/2022		440,000	569,302	0.08
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		500,000	528,800	0.08
			14,478,012	2.15
Mexico (Cost $39,544,537)
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	9,860,000	713,538	0.11
Cemex Espana Luxembourg 9.250%, 05/12/2020		4,012,000	4,373,080	0.65
Cemex S.A.B. de C.V. 9.000%, 01/11/2018		800,000	870,000	0.13
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,300,000	1,319,500	0.20
Comision Federal de Electricidad 4.875%, 05/26/2021		495,000	516,038	0.08
Comision Federal de Electricidad 4.875%, 01/15/2024(2)		400,000	405,500	0.06
Comision Federal de Electricidad 5.750%, 02/14/2042		370,000	351,962	0.05
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022		1,400,000	210,000	0.03
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(5)		1,250,000	206,250	0.03
Grupo Papelero Scribe S.A. de C.V. 8.875%, 04/07/2020		190,000	185,725	0.03
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	5,000,000	318,614	0.05
Mexican Bonos 6.500%, 06/09/2022	MXN	19,000,000	1,511,372	0.22
Mexican Bonos 10.000%, 12/05/2024	MXN	8,000,000	807,711	0.12
Mexican Bonos 7.500%, 06/03/2027	MXN	38,540,000	3,225,725	0.48
Mexican Bonos 8.500%, 05/31/2029	MXN	42,060,000	3,737,843	0.55
Mexican Bonos 7.750%, 05/29/2031	MXN	16,850,000	1,381,608	0.20
Mexican Bonos 10.000%, 11/20/2036	MXN	17,800,000	1,766,462	0.26
Mexican Bonos 8.500%, 11/18/2038	MXN	17,300,000	1,499,286	0.22
Mexican Bonos 7.750%, 11/13/2042	MXN	28,500,000	2,288,569	0.34
Mexican Udibonos 4.000%, 11/15/2040	MXN	9,556,878	777,382	0.11
Mexico (Rep of) 5.950%, 03/19/2019		386,000	449,304	0.07
Mexico (Rep of) 6.750%, 09/27/2034		984,000	1,205,400	0.18
Mexico (Rep of) 6.050%, 01/11/2040		82,000	92,865	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Mexico (Rep of) 4.750%, 03/08/2044		466,000	$436,875	0.06
Mexico (Rep of) 5.750%, 10/12/2110		268,000	259,290	0.04
NII Capital Corp. 10.000%, 08/15/2016		1,000,000	780,000	0.12
NII Capital Corp. 8.875%, 12/15/2019		500,000	312,500	0.05
Pemex Project Funding Master Trust 5.750%, 03/01/2018		402,000	448,230	0.07
Petroleos Mexicanos 8.000%, 05/03/2019		560,000	684,320	0.10
Petroleos Mexicanos 6.000%, 03/05/2020		322,000	361,445	0.05
Petroleos Mexicanos 7.650%, 11/24/2021	MXN	5,500,000	445,597	0.07
Petroleos Mexicanos 6.500%, 06/02/2041		583,000	620,895	0.09
Petroleos Mexicanos 5.500%, 06/27/2044		115,000	107,525	0.02
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(4)(5)		129,000	20,640	—
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(4)(5)		1,227,000	196,320	0.03
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(4)(5)		3,952,000	632,320	0.09
			33,519,691	4.97
Mongolia (Cost $2,132,673)
Mongolian Mining Corp. 8.875%, 03/29/2017		2,075,000	1,696,313	0.25
			1,696,313	0.25
Morocco (Cost $1,509,610)
Morocco (Rep of) 4.250%, 12/11/2022		1,135,000	1,066,900	0.16
Morocco (Rep of) 5.500%, 12/11/2042		400,000	350,000	0.05
			1,416,900	0.21
Nigeria (Cost $11,680,583)
Afren PLC 11.500%, 02/01/2016		1,225,000	1,398,031	0.21
Afren PLC 10.250%, 04/08/2019		2,600,000	2,977,000	0.44
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	50,000,000	360,642	0.05
Nigeria (Rep of) 6.750%, 01/28/2021		400,000	441,000	0.07
Nigeria (Rep of) 16.390%, 01/27/2022	NGN	261,500,000	1,983,152	0.30
Nigeria Treasury Bill 11.270%, 04/10/2014(3)	NGN	170,000,000	1,015,686	0.15
Sea Trucks Group 9.000%, 03/26/2018(2)		3,510,000	3,316,950	0.49
			11,492,461	1.71
Pakistan (Cost $682,797)
Pakistan (Rep of) 7.125%, 03/31/2016		305,000	303,475	0.05
Pakistan (Rep of) 6.875%, 06/01/2017		420,000	412,650	0.06
			716,125	0.11
Panama (Cost $2,424,993)
Panama (Rep of) 7.125%, 01/29/2026		356,000	442,330	0.07
Panama (Rep of) 8.875%, 09/30/2027		130,000	180,212	0.03
Panama (Rep of) 9.375%, 04/01/2029		535,000	773,075	0.11
Panama (Rep of) 6.700%, 01/26/2036		609,000	720,142	0.11
Panama (Rep of) 4.300%, 04/29/2053		110,000	89,760	0.01
			2,205,519	0.33
Paraguay (Cost $1,885,442)
Paraguay (Rep of) 4.625%, 01/25/2023		480,000	453,600	0.07
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		1,350,000	1,363,500	0.20
			1,817,100	0.27
Peru (Cost $6,657,456)
Peru (Rep of) 8.600%, 08/12/2017	PEN	1,400,000	578,493	0.09
Peru (Rep of) 7.125%, 03/30/2019		225,000	274,050	0.04
Peru (Rep of) 7.840%, 08/12/2020	PEN	1,800,000	755,169	0.11
Peru (Rep of) 7.350%, 07/21/2025		721,000	929,369	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Peru - (continued)
Peru (Rep of) 8.200%, 08/12/2026	PEN	2,129,000	$950,534	0.14
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,030,000	400,300	0.06
Peru (Rep of) 8.750%, 11/21/2033		1,072,000	1,562,976	0.23
Peru (Rep of) 6.900%, 08/12/2037	PEN	1,472,000	568,363	0.08
Peru (Rep of) 6.850%, 02/12/2042	PEN	466,000	177,174	0.03
			6,196,428	0.92
Philippines (Cost $7,744,541)
Petron Corp. 7.000%, 11/10/2017	PHP	19,000,000	434,709	0.07
Philippines (Rep of) 8.375%, 06/17/2019		180,000	232,200	0.03
Philippines (Rep of) 4.000%, 01/15/2021		708,000	754,905	0.11
Philippines (Rep of) 3.900%, 11/26/2022	PHP	17,000,000	413,099	0.06
Philippines (Rep of) 10.625%, 03/16/2025		334,000	527,720	0.08
Philippines (Rep of) 5.500%, 03/30/2026		620,000	709,900	0.11
Philippines (Rep of) 9.500%, 02/02/2030		1,010,000	1,547,825	0.23
Philippines (Rep of) 7.750%, 01/14/2031		620,000	833,900	0.12
Philippines (Rep of) 6.250%, 01/14/2036	PHP	22,000,000	582,967	0.09
Power Sector Assets & Liabilities Management Corp. 7.250%, 05/27/2019		520,000	629,200	0.09
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		622,000	782,165	0.12
			7,448,590	1.11
Poland (Cost $30,227,666)
Eileme 2 AB 11.625%, 01/31/2020		2,400,000	2,802,000	0.42
Eileme 2 AB 11.750%, 01/31/2020	EUR	475,000	761,986	0.11
Poland (Rep of) 5.000%, 04/25/2016	PLN	16,014,000	5,440,502	0.81
Poland (Rep of) 3.000%, 08/24/2016	PLN	10,246,561	3,497,537	0.52
Poland (Rep of) 4.750%, 04/25/2017	PLN	13,805,000	4,701,323	0.70
Poland (Rep of) 6.375%, 07/15/2019		858,000	1,011,582	0.15
Poland (Rep of) 5.000%, 03/23/2022		313,000	342,344	0.05
Poland (Rep of) 5.750%, 09/23/2022	PLN	25,890,000	9,402,634	1.40
Poland (Rep of) 3.000%, 03/17/2023		399,000	372,267	0.06
Poland (Rep of) 2.750%, 08/25/2023	PLN	2,038,467	698,986	0.10
Poland (Rep of) 5.750%, 04/25/2029	PLN	980,000	359,956	0.05
Polish Television Holding B.V. 11.000%, 01/15/2021(6)	EUR	1,100,000	1,579,552	0.23
			30,970,669	4.60
Qatar (Cost $1,333,773)
Qatar (Rep of) 6.400%, 01/20/2040		590,000	691,775	0.10
Qatar (Rep of) 5.750%, 01/20/2042		488,000	531,920	0.08
			1,223,695	0.18
Romania (Cost $6,351,499)
Romania (Rep of) 5.850%, 07/28/2014	RON	5,290,000	1,650,531	0.24
Romania (Rep of) 5.900%, 07/26/2017	RON	1,460,000	473,169	0.07
Romania (Rep of) 5.600%, 11/28/2018	RON	200,000	64,262	0.01
Romania (Rep of) 5.750%, 04/29/2020	RON	800,000	257,365	0.04
Romania (Rep of) 6.750%, 02/07/2022		1,998,000	2,307,690	0.34
Romania (Rep of) 5.850%, 04/26/2023	RON	520,000	169,629	0.03
Romania (Rep of) 4.375%, 08/22/2023		1,604,000	1,569,915	0.23
			6,492,561	0.96
Russian Federation (Cost $88,490,434)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		1,600,000	1,704,000	0.25
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		1,700,000	1,848,750	0.27

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,650,000	$1,691,250	0.25
CEDC Finance Corp. International, Inc. , FRN 8.000%, 04/30/2018		3,223,103	3,012,902	0.45
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(6)		774,617	681,510	0.10
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		2,600,000	2,704,000	0.40
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		3,650,000	3,303,250	0.49
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,350,000	1,218,375	0.18
Mobile Telesystems OJSC 8.150%, 11/03/2020	RUB	15,250,000	480,742	0.07
MTS International Funding Ltd. 8.625%, 06/22/2020		4,400,000	5,302,000	0.79
Promsvyazbank OJSC Via PSB Finance S.A. 8.500%, 04/25/2017		1,200,000	1,296,000	0.19
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019		2,050,000	2,203,750	0.33
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		510,000	576,351	0.09
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	96,715,000	3,061,816	0.45
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	149,305,000	4,785,842	0.71
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	155,079,000	4,973,340	0.74
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	95,512,000	2,933,493	0.44
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	30,136,000	972,561	0.14
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	158,616,000	5,123,864	0.76
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	106,229,000	3,309,021	0.49
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	19,260,000	585,750	0.09
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	113,664,000	3,677,070	0.55
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	24,587,000	794,248	0.12
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	24,021,000	745,255	0.11
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	10,072,000	310,444	0.05
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	38,219,000	1,263,807	0.19
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	24,684,000	738,502	0.11
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		400,000	436,000	0.06
Russian Foreign Bond - Eurobond 4.875%, 09/16/2023(2)		400,000	419,600	0.06
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		147,000	256,148	0.04
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		3,939,650	4,688,380	0.70
Russian Foreign Bond - Eurobond 5.625%, 04/04/2042		1,200,000	1,248,000	0.19
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043(2)		600,000	637,500	0.09
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		2,000,000	2,100,000	0.31
Sibmetinvest OOO 13.500%, 10/10/2019	RUB	23,250,000	753,958	0.11
SUEK Finance 8.250%, 06/26/2020	RUB	25,500,000	787,166	0.12
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		3,400,000	3,561,500	0.53
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		3,720,000	3,636,300	0.54
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		6,400,000	7,008,000	1.04
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	35,000,000	1,102,251	0.16
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		317,000	341,884	0.05
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		1,882,000	2,118,756	0.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		355,000	$386,062	0.06
			88,779,398	13.18
Senegal (Cost $680,738)
Senegal (Rep of) 8.750%, 05/13/2021		600,000	658,500	0.10
			658,500	0.10
Serbia (Cost $335,753)
Serbia (Rep of) 7.250%, 09/28/2021		300,000	312,000	0.05
			312,000	0.05
Singapore (Cost $2,429,727)
MMI International Ltd. 8.000%, 03/01/2017		1,300,000	1,306,500	0.19
Olam International Ltd. 6.000%, 10/25/2022	SGD	1,500,000	1,057,723	0.16
			2,364,223	0.35
South Africa (Cost $32,138,093)
Edcon Ltd. 9.500%, 03/01/2018	EUR	1,400,000	1,919,859	0.28
Edcon Pty Ltd. 9.500%, 03/01/2018		2,250,000	2,550,418	0.38
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	50,000,000	5,264,301	0.78
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	39,800,000	4,166,834	0.62
South Africa (Rep of) 6.875%, 05/27/2019		490,000	565,950	0.08
South Africa (Rep of) 5.500%, 03/09/2020		1,529,000	1,658,965	0.25
South Africa (Rep of) 5.875%, 05/30/2022		420,000	459,900	0.07
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	45,500,000	4,575,495	0.68
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	19,800,000	2,367,085	0.35
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	42,100,000	3,576,429	0.53
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	13,540,000	1,010,919	0.15
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	12,500,000	931,428	0.14
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	6,500,000	625,677	0.09
			29,673,260	4.40
Sri Lanka (Cost $1,034,884)
Bank of Ceylon 6.875%, 05/03/2017		200,000	205,000	0.03
Sri Lanka (Rep of) 6.250%, 10/04/2020		560,000	567,700	0.09
Sri Lanka (Rep of) 6.250%, 07/27/2021		220,000	221,100	0.03
			993,800	0.15
Thailand (Cost $8,178,328)
Thailand (Govt of) 3.250%, 06/16/2017	THB	48,300,000	1,556,706	0.23
Thailand (Govt of) 3.875%, 06/13/2019	THB	29,700,000	973,713	0.14
Thailand (Govt of) 1.200%, 07/14/2021	THB	25,152,360	755,209	0.11
Thailand (Govt of) 3.650%, 12/17/2021	THB	42,100,000	1,342,218	0.20
Thailand (Govt of) 3.625%, 06/16/2023	THB	71,900,000	2,261,952	0.34
Thailand (Govt of) 3.580%, 12/17/2027	THB	14,900,000	450,371	0.07
Thailand (Govt of) 1.250%, 03/12/2028	THB	17,970,346	491,317	0.07
			7,831,486	1.16
Turkey (Cost $24,800,879)
Roenesans Holding, FRN 11.650%, 12/18/2015	TRY	610,000	305,879	0.05
Turkey (Rep of) 9.000%, 05/21/2014	TRY	4,119,210	2,174,900	0.32
Turkey (Rep of) 7.000%, 09/26/2016		321,000	357,658	0.05
Turkey (Rep of) 7.500%, 07/14/2017		350,000	400,750	0.06
Turkey (Rep of) 6.750%, 04/03/2018		1,308,000	1,471,500	0.22
Turkey (Rep of) 8.300%, 06/20/2018	TRY	3,000,000	1,507,326	0.22
Turkey (Rep of) 7.000%, 03/11/2019		610,000	696,162	0.10
Turkey (Rep of) 7.500%, 11/07/2019		390,000	459,225	0.07
Turkey (Rep of) 4.000%, 04/01/2020	TRY	2,029,760	1,132,698	0.17
Turkey (Rep of) 5.625%, 03/30/2021		630,000	672,525	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Turkey - (continued)
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,750,000	$922,668	0.14
Turkey (Rep of) 3.000%, 02/23/2022	TRY	9,614,718	5,045,189	0.75
Turkey (Rep of) 8.500%, 09/14/2022	TRY	2,660,000	1,321,838	0.20
Turkey (Rep of) 6.250%, 09/26/2022		290,000	319,725	0.05
Turkey (Rep of) 7.100%, 03/08/2023	TRY	4,100,000	1,858,222	0.28
Turkey (Rep of) 3.250%, 03/23/2023		250,000	219,688	0.03
Turkey (Rep of) 7.375%, 02/05/2025		812,000	950,040	0.14
Turkey (Rep of) 8.000%, 02/14/2034		619,000	765,455	0.11
Turkey (Rep of) 6.875%, 03/17/2036		1,350,000	1,491,750	0.22
Turkey (Rep of) 7.250%, 03/05/2038		305,000	350,750	0.05
Turkey (Rep of) 6.750%, 05/30/2040		487,000	530,830	0.08
Turkey (Rep of) 4.875%, 04/16/2043		250,000	215,938	0.03
			23,170,716	3.44
Ukraine (Cost $34,059,411)
DTEK Finance PLC 7.875%, 04/04/2018		4,293,000	3,863,700	0.57
Ferrexpo Finance PLC 7.875%, 04/07/2016		3,400,000	3,276,750	0.49
Metinvest B.V. 10.250%, 05/20/2015		6,500,000	6,500,000	0.96
MHP S.A. 10.250%, 04/29/2015		2,868,000	2,882,340	0.43
MHP S.A. 8.250%, 04/02/2020		3,550,000	3,044,125	0.45
Mriya Agro Holding PLC 9.450%, 04/19/2018		2,100,000	1,806,000	0.27
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		1,805,000	1,701,213	0.25
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		600,000	516,000	0.08
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		400,000	332,000	0.05
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		600,000	529,500	0.08
Ukraine (Govt of) 6.250%, 06/17/2016		200,000	179,000	0.03
Ukraine (Govt of) 9.250%, 07/24/2017		1,875,000	1,792,969	0.27
Ukraine (Govt of) 7.750%, 09/23/2020		990,000	895,950	0.13
Ukraine (Govt of) 7.950%, 02/23/2021		330,000	299,062	0.04
Ukraine (Govt of) 7.800%, 11/28/2022		1,770,000	1,539,900	0.23
Ukraine Railways via Shortline PLC 9.500%, 05/21/2018		200,000	170,000	0.02
Ukreximbank Via Biz Finance PLC 8.750%, 01/22/2018		1,170,000	979,875	0.14
UKRLANDFARMING PLC 10.875%, 03/26/2018		1,610,000	1,457,050	0.22
			31,765,434	4.71
United Arab Emirates (Cost $21,675,602)
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	4,000,000	1,167,983	0.17
Dana Gas Sukuk Ltd. 7.000%, 10/31/2017		1,100,000	1,049,411	0.16
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		2,000,000	1,910,000	0.28
DP World Ltd. 6.850%, 07/02/2037		3,700,000	3,866,500	0.57
DP World Sukuk Ltd. 6.250%, 07/02/2017		1,550,000	1,701,125	0.25
Dubai DOF Sukuk Ltd. 6.450%, 05/02/2022		200,000	222,500	0.03
Dubai DOF Sukuk Ltd. 3.875%, 01/30/2023		330,000	309,375	0.05
Dubai Holding Commercial Operations MTN Ltd. 4.750%, 01/30/2014	EUR	3,650,000	4,955,788	0.74
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,650,000	2,724,978	0.41
Emirate of Dubai Government International Bonds 7.750%, 10/05/2020		3,320,000	3,959,100	0.59
Emirate of Dubai Government International Bonds 5.250%, 01/30/2043		250,000	216,562	0.03
			22,083,322	3.28
Uruguay (Cost $5,695,496)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	20,421,109	1,065,034	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Par	Value	% of Net Assets
Uruguay - (continued)
Uruguay (Rep of) 4.500%, 08/14/2024		539,374	$556,904	0.08
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	7,462,865	373,699	0.06
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	17,933,203	922,269	0.14
Uruguay (Rep of) 7.875%, 01/15/2033(6)		751,000	982,683	0.15
Uruguay (Rep of) 7.625%, 03/21/2036		595,000	763,087	0.11
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	7,869,025	371,173	0.05
Uruguay (Rep of) 4.125%, 11/20/2045		446,300	368,198	0.05
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	100,000	4,588	—
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	262,940	12,804	—
			5,420,439	0.80
Venezuela (Cost $10,428,927)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		435,000	349,088	0.05
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		230,000	227,700	0.03
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		1,215,000	747,225	0.11
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		264,000	155,100	0.02
Venezuela (Rep of) 8.500%, 10/08/2014		484,000	478,676	0.07
Venezuela (Rep of) 5.750%, 02/26/2016		280,000	249,200	0.04
Venezuela (Rep of) 7.750%, 10/13/2019		470,000	385,400	0.06
Venezuela (Rep of) 6.000%, 12/09/2020		385,000	281,050	0.04
Venezuela (Rep of) 12.750%, 08/23/2022		956,000	963,170	0.14
Venezuela (Rep of) 9.000%, 05/07/2023		520,000	422,500	0.06
Venezuela (Rep of) 8.250%, 10/13/2024		423,000	322,538	0.05
Venezuela (Rep of) 7.650%, 04/21/2025		315,000	230,422	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		2,337,000	2,161,725	0.32
Venezuela (Rep of) 9.250%, 09/15/2027		409,000	337,425	0.05
Venezuela (Rep of) 9.250%, 05/07/2028		720,000	572,400	0.09
Venezuela (Rep of) 11.950%, 08/05/2031		1,985,200	1,836,310	0.27
			9,719,929	1.44
Vietnam (Cost $1,280,324)
Vietnam (Rep of) 6.875%, 01/15/2016		520,000	561,600	0.08
Vietnam (Rep of) 6.750%, 01/29/2020		643,000	703,281	0.11
			1,264,881	0.19
Zambia (Cost $301,178)
Zambia (Rep of) 5.375%, 09/20/2022		300,000	270,750	0.04
			270,750	0.04
Total Debt Securities (Cost $590,387,028)			564,993,467	83.86

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.		308,246	$46,237	0.01
			46,237	0.01
Kazakhstan (Cost $624,700)
BTA Bank JSC GDR (Registered)		34,532	27,971	—
			27,971	—
Total Equity Securities (Cost $624,700)			74,208	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Number of Contracts	Value	% of Net Assets
Purchased Options

United States (Premiums Paid $189,973)
Euro Volatility Quoted American Style Options, Exp. 11/08/2013, Strike Price $1.26	EUR	9,400,000	$128	—

Total Purchased Options (Premiums Paid $189,973)			128	—

	Currency(1)	Par	Value	% of Net Assets
Warrants

(Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92		1,308,684	$134,794	0.02

Total Warrants (Cost $27,482)			134,794	0.02

	Currency(1)	Par	Value	% of Net Assets
Short-Term Investments

Abnajesh, Time Deposit 0.110%, 11/01/2013		25,000,000	$25,000,000	3.71
Riyad Bank London, Time Deposit 0.120%, 11/06/2013		25,000,000	25,000,000	3.71
United Kingdom, Time Deposit 0.120%, 11/07/2013		25,000,000	25,000,000	3.71
Total Short-Term Investments (Cost $75,000,000)			75,000,000	11.13

Total Investments in Securities (Cost $666,229,183)			640,202,597	95.02

Fully Funded Total Return Swaps

Indonesia (Cost $9,079,300)
Indonesia (Rep of) 12.800% 06/15/2021	IDR	15,700,000,000	1,817,565	0.27
Indonesia (Rep of) 11.000% 09/15/2025	IDR	1,200,000,000	132,269	0.02
Indonesia (Rep of) 8.375% 09/15/2026	IDR	9,100,000,000	843,100	0.13
Indonesia (Rep of) 7.000% 05/15/2027	IDR	10,400,000,000	857,870	0.13
Indonesia (Rep of) 10.500% 08/15/2030	IDR	26,950,000,000	2,917,366	0.43
Indonesia (Rep of) 9.500% 07/15/2031	IDR	2,120,000,000	212,284	0.03
			6,780,454	1.01
Total Fully Funded Total Return Swaps (Cost $9,079,300)			6,780,454	1.01

Total Investments (Total Cost $675,308,483)			646,983,051	96.03

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			26,742,404	3.97
Net Assets			$673,725,455	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Security determined to be illiquid by the Investment Manager.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Security is payment in-kind bond.
(7)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2013, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2013	Barclays Wholesale GTS	Brazilian Real	1,270,965	United States Dollar	571,400	$(4,602)
11/04/2013	Barclays Wholesale GTS	Brazilian Real	592,731	United States Dollar	270,000	(5,666)
11/04/2013	Barclays Wholesale GTS	Brazilian Real	7,417,310	United States Dollar	3,420,000	(112,186)
11/04/2013	Citibank London	Brazilian Real	366,537	United States Dollar	163,414	47
11/04/2013	Goldman Sachs International Ltd. London	Brazilian Real	1,322,096	United States Dollar	582,307	7,294
11/04/2013	Goldman Sachs International Ltd. London	Brazilian Real	806,607	United States Dollar	358,568	1,146
11/04/2013	Goldman Sachs International Ltd. London	Brazilian Real	5,188,072	United States Dollar	2,339,604	(25,938)
11/04/2013	Goldman Sachs International Ltd. London	Brazilian Real	7,637,795	United States Dollar	3,490,000	(83,858)
11/04/2013	HSBC Bank PLC	Brazilian Real	456,136	United States Dollar	205,838	(2,420)
11/04/2013	HSBC Bank PLC	Brazilian Real	9,508,155	United States Dollar	4,329,702	(89,457)
11/04/2013	Barclays Wholesale GTS	United States Dollar	2,894,112	Brazilian Real	6,346,788	63,706
11/04/2013	Barclays Wholesale GTS	United States Dollar	2,451,717	Brazilian Real	5,380,293	52,328
11/04/2013	Barclays Wholesale GTS	United States Dollar	286,067	Brazilian Real	633,525	3,541
11/04/2013	Chase Manhattan Bank London	United States Dollar	217,128	Brazilian Real	481,763	2,281
11/04/2013	Deutsche Bank London	United States Dollar	932,457	Brazilian Real	2,098,494	(3,385)
11/04/2013	Goldman Sachs International Ltd. London	United States Dollar	4,765,708	Brazilian Real	10,432,134	113,406
11/04/2013	Standard Chartered London	United States Dollar	4,129,828	Brazilian Real	9,193,409	29,946
11/12/2013	Chase Manhattan Bank London	Argentine Peso	6,289,500	United States Dollar	1,025,852	18,861
11/15/2013	Goldman Sachs International Ltd. London	Malaysian Ringgit	8,500,000	United States Dollar	2,618,285	61,464
11/15/2013	Chase Manhattan Bank London	Malaysian Ringgit	1,200,000	United States Dollar	378,728	(411)
11/15/2013	Deutsche Bank London	United States Dollar	643,754	Malaysian Ringgit	2,030,400	3,641
11/29/2013	Barclays Wholesale GTS	Chilean Peso	192,171,696	United States Dollar	383,576	(10,115)
11/29/2013	Chase Manhattan Bank London	Chilean Peso	232,405,906	United States Dollar	462,730	(11,079)
11/29/2013	Citibank London	Chilean Peso	678,798,774	United States Dollar	1,345,755	(26,597)
11/29/2013	Deutsche Bank London	Chilean Peso	345,531,469	United States Dollar	687,488	(15,992)
11/29/2013	Deutsche Bank London	Chilean Peso	404,392,500	United States Dollar	810,000	(24,115)
11/29/2013	Goldman Sachs International Ltd. London	Chilean Peso	396,426,150	United States Dollar	788,672	(18,269)
11/29/2013	Standard Chartered London	Chilean Peso	544,233,025	United States Dollar	1,083,374	(25,727)
11/29/2013	Union Bank of Switzerland - London	Chilean Peso	129,476,551	United States Dollar	255,862	(4,241)
11/29/2013	Chase Manhattan Bank London	Chinese Yuan Renminbi	6,620,000	United States Dollar	1,079,406	(1,556)
11/29/2013	Goldman Sachs International Ltd. London	Chinese Yuan Renminbi	10,976,760	United States Dollar	1,789,495	(2,288)
11/29/2013	Standard Chartered London	Chinese Yuan Renminbi	70,508,079	United States Dollar	11,489,389	(9,454)
11/29/2013	Citibank London	Colombian Peso	1,020,033,765	United States Dollar	539,415	(1,827)
11/29/2013	Deutsche Bank London	Colombian Peso	902,211,152	United States Dollar	477,108	(1,616)
11/29/2013	Deutsche Bank London	Colombian Peso	1,431,080,000	United States Dollar	760,000	(5,778)
11/29/2013	Bank of America	Czech Koruna	1,888,842	United States Dollar	99,243	166
11/29/2013	Barclays Wholesale GTS	Czech Koruna	20,050,202	United States Dollar	1,046,707	8,533
11/29/2013	Barclays Wholesale GTS	Czech Koruna	9,796,579	United States Dollar	520,226	(4,633)
11/29/2013	Deutsche Bank London	Czech Koruna	19,014,280	United States Dollar	1,010,000	(9,280)
11/29/2013	Deutsche Bank London	Czech Koruna	18,887,357	United States Dollar	1,004,966	(10,926)
11/29/2013	Standard Chartered London	Czech Koruna	1,991,261	United States Dollar	105,094	(295)
11/29/2013	Barclays Wholesale GTS	Hungarian Forint	23,518,444	United States Dollar	105,470	2,343
11/29/2013	Barclays Wholesale GTS	Hungarian Forint	161,572,355	United States Dollar	741,402	(724)
11/29/2013	Barclays Wholesale GTS	Hungarian Forint	86,931,410	United States Dollar	403,001	(4,491)
11/29/2013	Deutsche Bank London	Hungarian Forint	61,204,780	United States Dollar	280,000	574

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2013	Deutsche Bank London	Hungarian Forint	161,761,781	United States Dollar	741,402	$145
11/29/2013	Deutsche Bank London	Hungarian Forint	178,008,127	United States Dollar	817,074	(1,051)
11/29/2013	HSBC Bank PLC	Hungarian Forint	51,958,373	United States Dollar	232,892	5,295
11/29/2013	HSBC Bank PLC	Hungarian Forint	68,399,262	United States Dollar	308,589	4,966
11/29/2013	HSBC Bank PLC	Hungarian Forint	280,046,000	United States Dollar	1,300,000	(16,216)
11/29/2013	HSBC Bank PLC	Hungarian Forint	910,831,950	United States Dollar	4,221,505	(46,077)
11/29/2013	Citibank London	Indian Rupee	288,771,050	United States Dollar	4,661,357	(56,195)
11/29/2013	Deutsche Bank London	Indian Rupee	43,594,773	United States Dollar	706,446	(11,220)
11/29/2013	Deutsche Bank London	Indian Rupee	80,896,200	United States Dollar	1,304,567	(14,479)
11/29/2013	Goldman Sachs International Ltd. London	Indian Rupee	69,675,800	United States Dollar	1,123,622	(12,471)
11/29/2013	HSBC Bank PLC	Indian Rupee	19,683,000	United States Dollar	316,091	(2,198)
11/29/2013	Union Bank of Switzerland - London	Indian Rupee	295,000,000	United States Dollar	4,754,997	(50,499)
11/29/2013	Deutsche Bank London	Indonesian Rupiah	18,100,020,019	United States Dollar	1,585,635	41,322
11/29/2013	Standard Chartered London	Indonesian Rupiah	3,853,500,000	United States Dollar	350,000	(3,620)
11/29/2013	Union Bank of Switzerland - London	Indonesian Rupiah	25,490,915,103	United States Dollar	2,235,065	56,237
11/29/2013	Bank of America	Israeli Shekel	399,838	United States Dollar	112,366	964
11/29/2013	Bank of America	Israeli Shekel	3,569,481	United States Dollar	973,679	38,054
11/29/2013	Barclays Wholesale GTS	Israeli Shekel	788,677	United States Dollar	223,998	(455)
11/29/2013	Union Bank of Switzerland - London	Israeli Shekel	768,456	United States Dollar	216,572	1,239
11/29/2013	Barclays Wholesale GTS	Malaysian Ringgit	4,000,000	United States Dollar	1,243,124	11,821
11/29/2013	Barclays Wholesale GTS	Malaysian Ringgit	5,375,890	United States Dollar	1,690,000	(3,388)
11/29/2013	BNP Paribas	Malaysian Ringgit	4,624,461	United States Dollar	1,437,552	13,309
11/29/2013	BNP Paribas	Malaysian Ringgit	2,586,801	United States Dollar	811,826	(252)
11/29/2013	Chase Manhattan Bank London	Malaysian Ringgit	9,370,000	United States Dollar	2,926,753	12,956
11/29/2013	Chase Manhattan Bank London	Malaysian Ringgit	4,000,000	United States Dollar	1,243,085	11,860
11/29/2013	Deutsche Bank London	Malaysian Ringgit	1,771,280	United States Dollar	560,000	(4,285)
11/29/2013	Barclays Wholesale GTS	Mexican Peso	12,705,586	United States Dollar	971,533	46
11/29/2013	Barclays Wholesale GTS	Mexican Peso	2,281,429	United States Dollar	175,180	(722)
11/29/2013	Barclays Wholesale GTS	Mexican Peso	8,257,000	United States Dollar	642,868	(11,467)
11/29/2013	Chase Manhattan Bank London	Mexican Peso	42,336,279	United States Dollar	3,177,057	60,340
11/29/2013	Chase Manhattan Bank London	Mexican Peso	33,020,582	United States Dollar	2,553,618	(28,580)
11/29/2013	Citibank London	Mexican Peso	11,356,371	United States Dollar	870,000	(1,594)
11/29/2013	Citibank London	Mexican Peso	16,619,747	United States Dollar	1,280,000	(9,111)
11/29/2013	Deutsche Bank London	Mexican Peso	53,403,160	United States Dollar	4,064,353	19,312
11/29/2013	Deutsche Bank London	Mexican Peso	8,255,808	United States Dollar	637,884	(6,573)
11/29/2013	Citibank London	Peruvian Neuevo Sol	1,571,973	United States Dollar	563,633	1,087
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	5,237,655	United States Dollar	1,871,928	9,662
11/29/2013	CSFB Global Foreign Exchange London	Peruvian Neuevo Sol	4,285,750	United States Dollar	1,550,000	(10,375)
11/29/2013	Deutsche Bank London	Peruvian Neuevo Sol	2,633,039	United States Dollar	940,371	5,529
11/29/2013	HSBC Bank PLC	Peruvian Neuevo Sol	2,692,720	United States Dollar	970,000	(2,659)
11/29/2013	Barclays Wholesale GTS	Philippine Peso	38,441,776	United States Dollar	893,372	(5,212)
11/29/2013	Goldman Sachs International Ltd. London	Philippine Peso	9,908,400	United States Dollar	230,632	(1,708)
11/29/2013	Bank of America	Polish Zloty	3,562,160	United States Dollar	1,120,000	34,299
11/29/2013	Barclays Wholesale GTS	Polish Zloty	3,074,332	United States Dollar	942,629	53,591
11/29/2013	Barclays Wholesale GTS	Polish Zloty	1,707,211	United States Dollar	543,358	9,854
11/29/2013	Barclays Wholesale GTS	Polish Zloty	1,695,373	United States Dollar	541,505	7,872
11/29/2013	Barclays Wholesale GTS	Polish Zloty	3,812,354	United States Dollar	1,230,000	5,373
11/29/2013	Barclays Wholesale GTS	Polish Zloty	743,994	United States Dollar	240,000	1,087
11/29/2013	Barclays Wholesale GTS	Polish Zloty	1,295,611	United States Dollar	420,000	(164)
11/29/2013	HSBC Bank PLC	Polish Zloty	5,165,589	United States Dollar	1,668,499	5,382
11/29/2013	HSBC Bank PLC	Polish Zloty	6,194,027	United States Dollar	2,020,000	(12,859)
11/29/2013	Morgan Stanley & Co. International	Polish Zloty	5,045,331	United States Dollar	1,660,000	(25,088)
11/29/2013	Barclays Wholesale GTS	Romanian Leu	1,557,018	United States Dollar	473,747	2,194
11/29/2013	Deutsche Bank London	Romanian Leu	2,572,514	United States Dollar	790,000	(3,648)
11/29/2013	Goldman Sachs International Ltd. London	Romanian Leu	2,547,118	United States Dollar	780,050	(1,462)
11/29/2013	HSBC Bank PLC	Romanian Leu	6,811,900	United States Dollar	2,095,776	(13,552)
11/29/2013	Union Bank of Switzerland - London	Romanian Leu	699,979	United States Dollar	211,544	2,422
11/29/2013	Bank of America	Russian Ruble	39,464,243	United States Dollar	1,239,182	(15,972)
11/29/2013	Deutsche Bank London	Russian Ruble	31,850,222	United States Dollar	975,006	$12,205

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2013	Deutsche Bank London	Russian Ruble	37,392,919	United States Dollar	1,146,846	12,163
11/29/2013	Goldman Sachs International Ltd. London	Russian Ruble	151,695,391	United States Dollar	4,663,963	37,899
11/29/2013	Goldman Sachs International Ltd. London	Russian Ruble	91,056,000	United States Dollar	2,800,000	22,319
11/29/2013	Deutsche Bank London	Singapore Dollar	1,187,117	United States Dollar	952,457	3,215
11/29/2013	Deutsche Bank London	Singapore Dollar	422,750	United States Dollar	340,000	329
11/29/2013	Deutsche Bank London	Singapore Dollar	1,823,535	United States Dollar	1,469,739	(1,728)
11/29/2013	HSBC Bank PLC	Singapore Dollar	399,723	United States Dollar	318,573	3,218
11/29/2013	Morgan Stanley & Co. International	Singapore Dollar	13,263,348	United States Dollar	10,681,088	(3,617)
11/29/2013	Barclays Wholesale GTS	South African Rand	3,743,472	United States Dollar	378,580	(7,208)
11/29/2013	Barclays Wholesale GTS	South African Rand	20,139,492	United States Dollar	2,040,000	(42,058)
11/29/2013	Deutsche Bank London	South African Rand	3,352,945	United States Dollar	331,972	658
11/29/2013	Deutsche Bank London	South African Rand	4,701,549	United States Dollar	470,000	(3,582)
11/29/2013	HSBC Bank PLC	South African Rand	4,884,319	United States Dollar	479,185	5,364
11/29/2013	Union Bank of Switzerland - London	South African Rand	8,590,079	United States Dollar	854,991	(2,811)
11/29/2013	Union Bank of Switzerland - London	South African Rand	8,589,997	United States Dollar	854,991	(2,819)
11/29/2013	Barclays Wholesale GTS	Thai Baht	78,170,000	United States Dollar	2,485,533	21,379
11/29/2013	Barclays Wholesale GTS	Thai Baht	23,000,000	United States Dollar	732,111	5,499
11/29/2013	Citibank London	Thai Baht	32,000,000	United States Dollar	1,015,486	10,754
11/29/2013	Deutsche Bank London	Thai Baht	14,414,100	United States Dollar	460,000	2,260
11/29/2013	Deutsche Bank London	Thai Baht	14,748,698	United States Dollar	470,973	2,018
11/29/2013	HSBC Bank PLC	Thai Baht	44,559,600	United States Dollar	1,420,000	9,026
11/29/2013	HSBC Bank PLC	Thai Baht	15,000,000	United States Dollar	477,935	3,115
11/29/2013	Bank of America	Turkish Lira	609,366	United States Dollar	299,028	4,654
11/29/2013	Bank of America	Turkish Lira	610,184	United States Dollar	297,221	6,869
11/29/2013	Citibank London	Turkish Lira	1,133,583	United States Dollar	559,104	5,826
11/29/2013	Citibank London	Turkish Lira	2,376,549	United States Dollar	1,190,000	(5,629)
11/29/2013	Goldman Sachs International Ltd. London	Turkish Lira	2,328,619	United States Dollar	1,160,000	485
11/29/2013	HSBC Bank PLC	Turkish Lira	3,746,464	United States Dollar	1,880,000	(12,921)
11/29/2013	Morgan Stanley & Co. International	Turkish Lira	10,098,680	United States Dollar	5,070,000	(37,247)
11/29/2013	Barclays Wholesale GTS	United States Dollar	238,689	Chilean Peso	118,962,500	7,501
11/29/2013	Citibank London	United States Dollar	1,451,852	Colombian Peso	2,744,871,291	5,222
11/29/2013	HSBC Bank PLC	United States Dollar	1,332,161	Colombian Peso	2,513,653,778	7,390
11/29/2013	HSBC Bank PLC	United States Dollar	1,415,012	Hungarian Forint	321,108,644	(57,011)
11/29/2013	Morgan Stanley & Co. International	United States Dollar	6,525,612	Hungarian Forint	1,398,340,839	115,351
11/29/2013	ANZ Banking Corp. Melbourne	United States Dollar	287,105	Indonesian Rupiah	3,108,200,000	7,718
11/29/2013	Deutsche Bank London	United States Dollar	2,655,678	Indonesian Rupiah	29,000,000,000	48,955
11/29/2013	HSBC Bank PLC	United States Dollar	264,719	Indonesian Rupiah	2,900,000,000	4,047
11/29/2013	Bank of America	United States Dollar	320,000	Israeli Shekel	1,132,002	(854)
11/29/2013	HSBC Bank PLC	United States Dollar	3,325,231	Mexican Peso	43,081,693	30,834
11/29/2013	Deutsche Bank London	United States Dollar	375,478	Peruvian Neuevo Sol	1,045,068	45
11/29/2013	Deutsche Bank London	United States Dollar	493,657	Peruvian Neuevo Sol	1,376,070	(686)
11/29/2013	Barclays Wholesale GTS	United States Dollar	1,770,000	Polish Zloty	5,557,446	(30,860)
11/29/2013	Deutsche Bank London	United States Dollar	3,824,089	Polish Zloty	11,707,242	30,420
11/29/2013	Deutsche Bank London	United States Dollar	3,230,000	Polish Zloty	10,150,679	(59,273)
11/29/2013	Barclays Wholesale GTS	United States Dollar	1,423,950	Romanian Leu	4,726,516	(20,825)
11/29/2013	Barclays Wholesale GTS	United States Dollar	1,002,476	Russian Ruble	32,180,984	5,013
11/29/2013	Barclays Wholesale GTS	United States Dollar	4,965,386	Russian Ruble	161,419,746	(37,886)
11/29/2013	Deutsche Bank London	United States Dollar	604,641	Russian Ruble	19,282,014	6,987
11/29/2013	Goldman Sachs International Ltd. London	United States Dollar	935,316	Russian Ruble	30,021,765	4,779
11/29/2013	Morgan Stanley & Co. International	United States Dollar	4,624,101	Russian Ruble	148,468,310	22,264
11/29/2013	Barclays Wholesale GTS	United States Dollar	1,634,389	South African Rand	16,177,185	29,528
11/29/2013	Goldman Sachs International Ltd. London	United States Dollar	3,652,740	South African Rand	36,255,276	56,029
11/29/2013	HSBC Bank PLC	United States Dollar	501,668	South African Rand	4,966,411	8,974
11/29/2013	HSBC Bank PLC	United States Dollar	540,506	South African Rand	5,342,256	10,527
11/29/2013	HSBC Bank PLC	United States Dollar	539,258	South African Rand	5,331,540	10,342
11/29/2013	Goldman Sachs International Ltd. London	United States Dollar	1,089,096	Thai Baht	34,012,469	(1,684)
11/29/2013	Deutsche Bank London	United States Dollar	758,242	Turkish Lira	1,512,389	4,531
11/29/2013	Deutsche Bank London	United States Dollar	297,452	Turkish Lira	605,698	(4,402)
11/29/2013	Deutsche Bank London	United States Dollar	1,582,014	Turkish Lira	3,204,580	$(15,012)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2013	HSBC Bank PLC	United States Dollar	1,193,873	Turkish Lira	2,419,849	(12,077)
11/29/2013	Citibank London	United States Dollar	1,328,661	Turkish Lira	2,693,860	(13,845)
12/02/2013	Deutsche Bank London	Czech Koruna	21,842,115	United States Dollar	1,171,373	(21,796)
12/02/2013	Barclays Wholesale GTS	Russian Ruble	135,015,121	United States Dollar	4,210,000	(27,780)
12/02/2013	Barclays Wholesale GTS	Russian Ruble	193,924,480	United States Dollar	6,084,039	(77,046)
12/02/2013	Barclays Wholesale GTS	United States Dollar	5,070,000	Russian Ruble	161,986,500	52,316
12/02/2013	Barclays Wholesale GTS	United States Dollar	799,158	Russian Ruble	25,480,344	9,880
12/03/2013	Chase Manhattan Bank London	Argentine Peso	3,299,400	United States Dollar	520,000	9,830
12/03/2013	Union Bank of Switzerland - London	Argentine Peso	3,268,000	United States Dollar	509,312	15,476
12/03/2013	Goldman Sachs International Ltd. London	Brazilian Real	10,432,134	United States Dollar	4,734,025	(113,990)
12/13/2013	ANZ Banking Corp. Melbourne	Indonesian Rupiah	14,000,000,000	United States Dollar	1,262,968	(8,358)
12/13/2013	Union Bank of Switzerland - London	Indonesian Rupiah	14,161,928,443	United States Dollar	1,276,424	(7,303)
12/13/2013	BNP Paribas	Thai Baht	30,000,000	United States Dollar	956,785	4,410
12/13/2013	Chase Manhattan Bank London	Thai Baht	22,838,082	United States Dollar	728,487	3,241
12/13/2013	Citibank London	Thai Baht	36,000,000	United States Dollar	1,147,666	5,768
12/13/2013	Standard Chartered London	Thai Baht	23,313,851	United States Dollar	740,240	6,733
12/13/2013	Union Bank of Switzerland - London	Thai Baht	30,000,000	United States Dollar	955,932	5,264
12/13/2013	Barclays Wholesale GTS	United States Dollar	966,272	Indonesian Rupiah	10,600,000,000	16,353
12/13/2013	HSBC Bank PLC	United States Dollar	404,503	Indonesian Rupiah	4,420,000,000	8,404
12/16/2013	HSBC Bank PLC	Chinese Offshore Yuan	51,923,633	United States Dollar	8,507,643	1,809
12/16/2013	Deutsche Bank London	Thai Baht	7,000,000	United States Dollar	224,719	(486)
12/16/2013	HSBC Bank PLC	Thai Baht	57,572,370	United States Dollar	1,827,114	17,122
12/16/2013	HSBC Bank PLC	United States Dollar	594,059	Chinese Offshore Yuan	3,630,000	(839)
12/16/2013	HSBC Bank PLC	United States Dollar	310,000	Chinese Offshore Yuan	1,900,300	(1,429)
12/16/2013	HSBC Bank PLC	United States Dollar	850,884	Chinese Offshore Yuan	5,213,792	(3,573)
12/16/2013	HSBC Bank PLC	United States Dollar	1,154,286	Chinese Offshore Yuan	7,070,000	(4,374)
12/16/2013	HSBC Bank PLC	United States Dollar	452,305	Chinese Offshore Yuan	2,787,782	(4,568)
12/16/2013	HSBC Bank PLC	United States Dollar	5,030,000	Chinese Offshore Yuan	31,321,760	(103,135)
12/17/2013	Deutsche Bank London	Taiwan Dollar	20,630,000	United States Dollar	705,420	(4,218)
12/17/2013	Goldman Sachs International Ltd. London	Taiwan Dollar	32,922,400	United States Dollar	1,124,783	(5,769)
12/17/2013	Goldman Sachs International Ltd. London	Taiwan Dollar	264,371,732	United States Dollar	9,030,631	(44,784)
12/17/2013	Union Bank of Switzerland - London	Taiwan Dollar	7,302,500	United States Dollar	250,000	(1,792)
01/03/2014	Morgan Stanley & Co. International	Brazilian Real	6,039,270	United States Dollar	2,720,000	(64,254)
01/21/2014	Deutsche Bank London	United States Dollar	2,337,890	British Pound	1,463,898	(7,814)
01/21/2014	Deutsche Bank London	United States Dollar	12,517,416	Euro	9,228,356	(13,966)
01/21/2014	Union Bank of Switzerland - London	United States Dollar	259,322	Euro	188,539	3,301
01/31/2014	Barclays Wholesale GTS	Czech Koruna	58,529,947	United States Dollar	3,129,325	(47,465)
01/31/2014	Union Bank of Switzerland - London	Czech Koruna	32,786,600	United States Dollar	1,760,000	(33,641)
01/31/2014	Deutsche Bank London	Hungarian Forint	283,105,493	United States Dollar	1,327,264	(34,606)
01/31/2014	Bank of America	Mexican Peso	53,833,968	United States Dollar	4,080,000	16,085
01/31/2014	Deutsche Bank London	Mexican Peso	45,890,180	United States Dollar	3,560,000	(68,337)
01/31/2014	Standard Chartered London	Mexican Peso	62,772,968	United States Dollar	4,828,727	(52,497)
01/31/2014	Morgan Stanley & Co. International	Peruvian Neuevo Sol	3,896,901	United States Dollar	1,395,488	(4,508)
01/31/2014	Barclays Wholesale GTS	Romanian Leu	4,014,907	United States Dollar	1,238,672	(15,592)
01/31/2014	Barclays Wholesale GTS	United States Dollar	3,620,050	Polish Zloty	11,024,609	61,332
01/31/2014	Deutsche Bank London	United States Dollar	479,320	Russian Ruble	15,553,935	2,423
02/28/2014	Chase Manhattan Bank London	Mexican Peso	54,313,872	United States Dollar	4,130,332	(6,702)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	38,604,157	United States Dollar	5,775,607	454,154
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	174,251	United States Dollar	26,573	1,547
04/13/2015	HSBC Bank PLC	United States Dollar	93,434	Chinese Offshore Yuan	612,369	(5,387)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,554,650	(23,633)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,565,925	(25,453)
04/13/2015	HSBC Bank PLC	United States Dollar	2,050,000	Chinese Offshore Yuan	13,449,435	(120,408)
04/13/2015	HSBC Bank PLC	United States Dollar	2,710,000	Chinese Offshore Yuan	17,596,030	(129,566)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	105,616,865	United States Dollar	16,100,132	933,612
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	6,222,535	United States Dollar	939,109	64,453
05/04/2015	Standard Chartered London	United States Dollar	1,100,000	Chinese Offshore Yuan	7,158,800	(54,561)
05/04/2015	Standard Chartered London	United States Dollar	3,400,000	Chinese Offshore Yuan	22,343,100	(203,465)
05/04/2015	Standard Chartered London	United States Dollar	12,500,000	Chinese Offshore Yuan	82,337,500	$(779,280)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
07/17/2015	HSBC Bank PLC	Chinese Offshore Yuan	3,785,666	United States Dollar	564,393	44,863
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	24,998,265	United States Dollar	3,761,400	261,762
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	657,900	United States Dollar	100,038	5,843
07/17/2015	HSBC Bank PLC	United States Dollar	18,198	Chinese Offshore Yuan	119,651	(1,058)
07/17/2015	HSBC Bank PLC	United States Dollar	557,442	Chinese Offshore Yuan	3,666,015	(32,558)
07/17/2015	Standard Chartered London	United States Dollar	3,870,000	Chinese Offshore Yuan	25,656,165	(259,043)

Total						$(301,959)

At October 31, 2013, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank Deposit Rate	11.032%	BRL	2,184,520	01/02/2017	$(1,674)	HSBC

Brazil CETIP Interbank Deposit Rate	10.380%	BRL	3,907,944	01/02/2017	(42,236)	HSBC

Brazil CETIP Interbank Deposit Rate	10.955%	BRL	7,552,695	07/01/2015	897	HSBC

Brazil CETIP Interbank Deposit Rate	11.170%	BRL	5,548,566	01/04/2016	755	HSBC

					$(42,258)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$237,852,626	$—	$237,852,626
Government Agencies	—	3,127,333	—	3,127,333
Government Bonds	—	285,492,620	—	285,492,620
Municipal Bonds	—	3,959,100	—	3,959,100
Index Linked Corporate Bonds	—	4,563,366	—	4,563,366
Index Linked Government Bonds	—	22,623,228	—	22,623,228
Common Stock	—	74,208	—	74,208
Purchased Options	—	128	—	128
Warrants	—	134,794	—	134,794
Financial Certificate	—	7,375,194	—	7,375,194
Fully Funded Total Return Swaps	—	6,780,454	—	6,780,454
Short-Term Investments	—	75,000,000	—	75,000,000

Total Investments	$—	$646,983,051	$—	$646,983,051

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$3,377,188	$—	$3,377,188
Interest Rate Swap Contracts	—	1,652	—	1,652
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(3,679,147)	—	(3,679,147)
Interest Rate Swap Contracts	—	(43,910)	—	(43,910)

Total Other Financial Instruments	$—	$(344,217)	$—	$(344,217)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2013:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$1,652
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,377,188	—
	$3,377,188	$1,652

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(43,910)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(3,679,147)	—
	$(3,679,147)	$(43,910)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2013:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain/(Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,841,808	$—
Net Realized Loss on Options	—	(344,510)
Net Realized Loss on Futures Contracts	—	(75,762)
Net Realized Gain on Interest Rate Swap Contracts	—	783,419
	$2,841,808	$363,147

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,284,956)	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(858,265)
Net Change in Unrealized Depreciation on Options	—	(189,845)
	$(1,284,956)	$(1,048,110)

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$676,189,894
Gross tax appreciation of investments	$6,705,279
Gross tax depreciation of investments	(35,912,122)
Net tax depreciation of investments	$(29,206,843)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $1,209,329)
ALL - America Latina Logistica S.A.	BRL	9,600	$34,368	0.35
Braskem S.A. ADR		5,703	100,544	1.02
Estacio Participacoes S.A.	BRL	5,400	41,702	0.42
Gol Linhas Aereas Inteligentes S.A. ADR		9,972	51,555	0.52
Petroleo Brasileiro S.A.	BRL	16,400	143,048	1.45
Petroleo Brasileiro S.A. ADR		20,177	351,685	3.57
Vale S.A.	BRL	5,600	89,367	0.91
Vale S.A. ADR		17,417	278,846	2.83
			1,091,115	11.07
China (Cost $2,033,755)
Anhui Conch Cement Co. Ltd., Class H	HKD	54,000	188,405	1.91
Anton Oilfield Services Group	HKD	82,000	51,825	0.53
Baidu, Inc. ADR		1,164	187,288	1.90
Beijing Enterprises Water Group Ltd.		122,000	54,288	0.55
China Dongxiang Group Co.	HKD	292,000	45,572	0.46
China Merchants Bank Co. Ltd., Class H	HKD	113,508	225,464	2.29
China Minsheng Banking Corp. Ltd., Class H	HKD	145,500	166,838	1.69
China National Building Material Co. Ltd., Class H	HKD	82,000	80,170	0.81
Chow Tai Fook Jewellery Group Ltd.		70,200	116,442	1.18
CITIC Securities Co. Ltd., Class H	HKD	75,000	157,100	1.59
Hollysys Automation Technologies Ltd.		5,011	84,035	0.85
Honghua Group Ltd.	HKD	115,000	35,006	0.36
Industrial & Commercial Bank of China Ltd., Class H	HKD	231,000	161,786	1.64
Intime Retail Group Co. Ltd.		57,000	67,859	0.69
Nine Dragons Paper Holdings Ltd.	HKD	81,000	66,865	0.68
Ping An Insurance Group Co. of China Ltd., Class H	HKD	27,500	216,545	2.20
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	HKD	44,700	92,133	0.94
Shimao Property Holdings Ltd.	HKD	22,000	55,390	0.56
Sohu.com, Inc.		1,200	80,352	0.82
ZTE Corp., Class H	HKD	36,200	78,909	0.80
			2,212,272	22.45
Colombia (Cost $29,435)
Cemex Latam Holdings S.A.(2)	COP	3,781	28,932	0.29
			28,932	0.29
Czech Republic (Cost $122,302)
Erste Group Bank A.G.	EUR	3,776	133,170	1.35
			133,170	1.35
India (Cost $243,006)
ICICI Bank Ltd. ADR		1,227	45,792	0.46
Infosys Ltd.		2,426	128,723	1.31
Reliance Industries Ltd. GDR(2)		2,514	75,093	0.76
			249,608	2.53
Indonesia (Cost $70,911)
Indomobil Sukses Internasional Tbk PT	IDR	72,000	32,575	0.33
Timah Persero Tbk PT		170,500	24,503	0.25
			57,078	0.58
Malaysia (Cost $339,228)
DRB-Hicom Bhd.	MYR	84,700	68,178	0.69
Gamuda Bhd.	MYR	38,800	59,880	0.61
Parkson Retail Group Ltd.	HKD	117,000	40,142	0.41
SP Setia Bhd.	MYR	19,800	19,263	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Malaysia - (continued)
Tenaga Nasional Bhd.	MYR	32,200	$96,226	0.98
			283,689	2.88
Mexico (Cost $395,750)
Alfa S.A.B. de C.V., Class A	MXN	15,500	42,506	0.43
Cemex S.A.B. de C.V. ADR (Participation Certificate)(2)		14,689	155,410	1.57
Empresas ICA S.A.B. de C.V. ADR		2,700	20,547	0.21
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	MXN	11,600	39,537	0.40
Grupo Lala S.A.B. de C.V.	MXN	15,000	33,317	0.34
Ternium S.A. ADR		4,715	122,967	1.25
			414,284	4.20
Peru (Cost $177,148)
Credicorp Ltd.		1,470	200,802	2.04
			200,802	2.04
Philippines (Cost $41,147)
Bloomberry Resorts Corp.		163,100	38,576	0.39
			38,576	0.39
Qatar (Cost $66,164)
Doha Bank QSC		4,300	64,973	0.66
			64,973	0.66
Russian Federation (Cost $906,717)
Aeroflot - Russian Airlines OJSC		88,800	158,934	1.61
Lukoil OAO ADR		3,626	237,866	2.41
NovaTek OAO GDR (Registered)		220	30,910	0.31
Sberbank of Russia ADR		38,237	488,286	4.96
Sistema JSFC GDR (Registered)		3,365	90,182	0.92
			1,006,178	10.21
South Africa (Cost $163,662)
Exxaro Resources Ltd.	ZAR	3,005	46,098	0.47
Imperial Holdings Ltd.	ZAR	2,493	52,971	0.54
Steinhoff International Holdings Ltd.	ZAR	23,815	92,069	0.93
			191,138	1.94
South Korea (Cost $1,916,304)
BS Financial Group, Inc.	KRW	6,140	98,692	1.00
Grand Korea Leisure Co. Ltd.	KRW	2,050	74,791	0.76
Hana Financial Group, Inc.	KRW	3,970	153,074	1.55
Hyundai Development Co.-Engineering & Construction	KRW	3,820	84,989	0.86
Hyundai Mobis Co. Ltd.	KRW	420	118,586	1.21
Hyundai Motor Co.	KRW	2,134	508,981	5.17
Kia Motors Corp.	KRW	2,357	137,098	1.39
Korean Reinsurance Co.	KRW	7,480	83,914	0.85
LG Chem Ltd.	KRW	388	109,551	1.11
LG Display Co. Ltd.	KRW	2,150	50,570	0.51
Lotte Chemical Corp.	KRW	210	43,059	0.44
Samsung Electronics Co. Ltd.	KRW	294	406,043	4.12
Samsung Engineering Co. Ltd.	KRW	836	58,873	0.60
Samsung Heavy Industries Co. Ltd.	KRW	3,270	120,072	1.22
			2,048,293	20.79
Taiwan (Cost $360,474)
China Life Insurance Co. Ltd.	TWD	63,840	62,581	0.64
Evergreen Marine Corp. Taiwan Ltd.	TWD	75,000	44,163	0.45
Formosa Plastics Corp.	TWD	8,320	22,599	0.23
Innolux Corp.	TWD	28,000	11,103	0.11
MediaTek, Inc.	TWD	3,000	41,049	0.42
Shin Kong Financial Holding Co. Ltd.	TWD	269,901	93,704	0.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Taiwan - (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	21,251	$79,204	0.80
United Microelectronics Corp.	TWD	36,000	15,256	0.15
Wan Hai Lines Ltd.	TWD	34,000	18,343	0.19
			388,002	3.94
Thailand (Cost $199,270)
Charoen Pokphand Foods PCL (Registered)	THB	37,800	29,511	0.30
Kasikornbank PCL (Registered)	THB	2,200	13,713	0.14
Kasikornbank PCL, NVDR	THB	16,100	98,281	1.00
Thai Beverage PCL	SGD	102,000	44,751	0.45
			186,256	1.89
Turkey (Cost $285,832)
Turk Hava Yollari	TRY	26,654	104,413	1.06
Turkiye Halk Bankasi A/S	TRY	24,017	194,302	1.97
			298,715	3.03
Total Common Stock (Cost $8,560,434)			8,893,081	90.24

Preferred Stock

Brazil (Cost $324,963)
Banco ABC Brasil S.A.	BRL	7,167	44,118	0.44
Cia Energetica de Minas Gerais ADR		5,142	46,124	0.47
Itau Unibanco Holding S.A. ADR		7,931	122,216	1.24
Usinas Siderurgicas de Minas Gerais S.A., Class A	BRL	16,700	88,562	0.90
			301,020	3.05
Total Preferred Stock (Cost $324,963)			301,020	3.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Equity-Linked Securities

India (Cost $398,551)
Axis Bank Ltd., Issued by Merrill Lynch International		3,219	$64,044	0.65
Axis Bank Ltd., Issued by Merrill Lynch International		481	9,570	0.10
Hero Motocorp Ltd., Issued by JP Morgan Structured Products B.V.		1,994	67,437	0.68
Idea Cellular Ltd., Issued by JP Morgan Structured Products B.V.		22,996	64,642	0.66
Jaiprakash Associates Ltd., Issued by Merrill Lynch International		53,701	41,638	0.42
Maruti Suzuki India Ltd., Issued by Merrill Lynch International		2,998	79,820	0.81
Tech Mahindra Ltd., Issued by Citigroup Global Markets		2,554	64,460	0.65
			391,611	3.97
Saudi Arabia (Cost $90,068)
Abdullah Al Othaim Markets, Issued by Credit Suisse		3,844	136,576	1.39
			136,576	1.39
United Arab Emirates (Cost $65,809)
Union National Bank PJSC, Issued by JP Morgan Structured Products B.V.		47,000	64,620	0.66
			64,620	0.66
Total Equity-Linked Securities (Cost $554,428)			592,807	6.02
Total Investments (Total Cost $9,439,825)			9,786,908	99.31
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			67,807	0.69
Net Assets			$9,854,715	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At October 31, 2013, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	15.4%
Consumer Staples	1.1
Financials	33.5
Energy	9.9
Health Care	0.9
Industrials	8.9
Information Technology	12.5
Materials	14.2

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

Sector	Percentage of Net Assets

Telecommunication Services	0.9%
Utilities	2.0

Total Investments	99.3
Other Assets Less Liabilities	0.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of October 31, 2013.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$1,091,115	$—	$—	$1,091,115
China	2,212,272	—	—	2,212,272
Colombia	28,932	—	—	28,932
Czech Republic	133,170	—	—	133,170
India	249,608	—	—	249,608
Indonesia	57,078	—	—	57,078
Malaysia	283,689	—	—	283,689
Mexico	414,284	—	—	414,284
Peru	200,802	—	—	200,802
Philippines	38,576	—	—	38,576
Qatar	64,973	—	—	64,973
Russian Federation	1,006,178	—	—	1,006,178
South Africa	191,138	—	—	191,138
South Korea	2,048,293	—	—	2,048,293
Taiwan	388,002	—	—	388,002
Thailand	186,256	—	—	186,256
Turkey	298,715	—	—	298,715
Preferred Stock
Brazil	301,020	—	—	301,020
Equity - Linked Securities
India	—	391,611	—	391,611
Saudi Arabia	—	136,576	—	136,576
United Arab Emirates	—	64,620	—	64,620
Total Investments	$9,194,101	$592,807	$—	$9,786,908

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2013:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Loss on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (6,511)

*	See note 9 in the Notes to the Financial Statements for additional information.

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$9,525,812
Gross tax appreciation of investments	$767,873
Gross tax depreciation of investments	(506,777)
Net tax appreciation of investments	$261,096

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $2,549,410)
Cia de Locacao das Americas	BRL	34,491	$130,869	0.43
Even Construtora e Incorporadora S.A.	BRL	30,300	112,939	0.37
GAEC Educacao S.A.	BRL	12,000	102,741	0.33
Gol Linhas Aereas Inteligentes S.A. ADR		61,500	317,955	1.04
Iochpe-Maxion S.A.	BRL	56,100	685,912	2.24
Magazine Luiza S.A.	BRL	73,000	309,571	1.01
Mahle-Metal Leve S.A. Industria e Comercio	BRL	24,300	303,614	0.99
Sonae Sierra Brasil S.A.	BRL	26,300	264,150	0.86
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	BRL	16,400	253,006	0.83
			2,480,757	8.10
Cambodia (Cost $145,924)
NagaCorp Ltd.	HKD	186,000	171,773	0.56
			171,773	0.56
Chile (Cost $345,545)
Cia Sud Americana de Vapores S.A.	CLP	3,564,829	165,628	0.54
			165,628	0.54
China (Cost $5,425,423)
Anton Oilfield Services Group	HKD	100,000	63,201	0.21
AutoNavi Holdings Ltd. ADR		15,745	243,418	0.79
China Dongxiang Group Co.	HKD	1,651,000	257,669	0.84
China Lodging Group Ltd. ADR		17,198	378,012	1.23
Chinasoft International Ltd.		1,140,000	333,780	1.09
Forgame Holdings Ltd.	HKD	11,100	91,629	0.30
GOME Electrical Appliances Holding Ltd.	HKD	1,146,000	177,377	0.58
Goodbaby International Holdings Ltd.		302,000	149,189	0.49
Hollysys Automation Technologies Ltd.		62,120	1,041,752	3.40
Honghua Group Ltd.	HKD	284,000	86,449	0.28
Intime Retail Group Co. Ltd.		458,500	545,848	1.78
Ju Teng International Holdings Ltd.	HKD	794,000	577,604	1.88
Kingsoft Corp. Ltd.	HKD	112,000	278,230	0.91
Minth Group Ltd.	HKD	118,000	247,172	0.81
Noah Holdings Ltd. ADR		15,800	304,782	0.99
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H		220,000	191,539	0.62
Shenzhou International Group Holdings Ltd.	HKD	106,000	365,046	1.19
SouFun Holdings Ltd. ADR		15,419	820,753	2.68
SPT Energy Group, Inc.	HKD	304,000	167,429	0.55
Xiao Nan Guo Restaurants Holdings Ltd.	HKD	520,000	107,313	0.35
Zhongsheng Group Holdings Ltd.	HKD	151,000	241,896	0.79
ZTE Corp., Class H	HKD	233,000	507,894	1.66
			7,177,982	23.42
Colombia (Cost $278,762)
Gran Tierra Energy, Inc.		45,600	346,104	1.13
			346,104	1.13
Hong Kong (Cost $640,823)
Comba Telecom Systems Holdings Ltd.	HKD	365,000	120,521	0.39
Pacific Basin Shipping Ltd.	HKD	908,000	649,994	2.12
			770,515	2.51
Indonesia (Cost $662,162)
Adi Sarana Armada Tbk PT	IDR	3,211,500	86,893	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Indonesia - (continued)
Berlian Laju Tanker Tbk PT(2)	IDR	4,428,000	$57,744	0.19
Timah Persero Tbk PT		1,812,000	260,407	0.85
Wismilak Inti Makmur Tbk PT	IDR	1,536,000	107,646	0.35
			512,690	1.67
Malaysia (Cost $1,450,257)
Gamuda Bhd.	MYR	203,000	313,292	1.02
Landmarks Bhd.	MYR	224,500	83,951	0.27
My EG Services Bhd.	MYR	236,100	173,584	0.57
Padini Holdings Bhd.	MYR	226,300	126,935	0.42
Tune Ins Holdings Bhd.	MYR	220,700	128,690	0.42
Wah Seong Corp. Bhd.	MYR	555,201	299,105	0.98
WCT Holdings Bhd.		380,000	295,036	0.96
			1,420,593	4.64
Mexico (Cost $1,341,322)
Cydsa S.A.B. de C.V.	MXN	143,175	192,367	0.63
Empresas ICA S.A.B. de C.V. ADR		66,281	504,398	1.65
Grupo Famsa S.A.B. de C.V., Series A	MXN	135,800	255,212	0.83
Grupo KUO S.A.B. de C.V., Series B		57,313	111,356	0.36
Qualitas Controladora S.A.B. de C.V.	MXN	100,300	236,696	0.77
			1,300,029	4.24
Nigeria (Cost $242,002)
Zenith Bank PLC	NGN	2,035,614	276,115	0.90
			276,115	0.90
Peru (Cost $317,061)
Ferreycorp S.A.A.	PEN	482,885	315,190	1.03
			315,190	1.03
Philippines (Cost $536,182)
Atlas Consolidated Mining & Development		413,100	118,356	0.39
Century Properties Group, Inc.	PHP	2,605,000	109,722	0.36
Filinvest Land, Inc.	PHP	5,802,000	216,182	0.70
			444,260	1.45
Russian Federation (Cost $825,752)
Aeroflot - Russian Airlines OJSC		318,600	570,228	1.86
Luxoft Holding, Inc.		1,100	32,142	0.11
TMK OAO GDR (Registered)		20,916	270,235	0.88
			872,605	2.85
South Korea (Cost $3,982,321)
Basic House (The) Co. Ltd.	KRW	13,380	229,570	0.75
BS Financial Group, Inc.	KRW	21,160	340,116	1.11
Grand Korea Leisure Co. Ltd.	KRW	9,020	329,082	1.07
Hyundai Department Store Co. Ltd.	KRW	4,127	657,519	2.15
Hyundai Development Co.-Engineering & Construction	KRW	12,200	271,431	0.89
Korean Reinsurance Co.	KRW	72,600	814,461	2.66
LG Fashion Corp.	KRW	24,650	755,244	2.46
Modetour Network, Inc.	KRW	10,058	212,396	0.69
Nexen Tire Corp.	KRW	41,171	617,128	2.01
Osstem Implant Co. Ltd.	KRW	5,502	140,565	0.46
			4,367,512	14.25
Taiwan (Cost $4,875,815)
Chicony Electronics Co. Ltd.	TWD	310	771	—
China Life Insurance Co. Ltd.	TWD	674,980	661,666	2.16
Chipbond Technology Corp.	TWD	293,000	592,393	1.93
Chroma ATE, Inc.	TWD	235,000	500,723	1.63
Evergreen Marine Corp. Taiwan Ltd.	TWD	490,000	288,535	0.94

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Taiwan - (continued)
Globe Union Industrial Corp.	TWD	357,000	$270,975	0.89
Hung Poo Real Estate Development Corp.	TWD	268,000	279,590	0.91
Johnson Health Tech Co. Ltd.	TWD	101,505	289,871	0.95
Kinsus Interconnect Technology Corp.	TWD	161,000	575,401	1.88
Parade Technologies Ltd.	TWD	79,802	597,574	1.95
Tainan Spinning Co. Ltd.	TWD	1,015,465	765,587	2.50
Taiwan Sanyo Electric Co. Ltd.	TWD	101,150	132,895	0.43
TTFB Co. Ltd.	TWD	19,000	186,252	0.61
TXC Corp.	TWD	183,000	226,107	0.74
			5,368,340	17.52
Thailand (Cost $920,211)
Amata Corp. PCL (Registered)	THB	540,800	297,114	0.97
Jasmine International PCL (Registered)	THB	639,300	173,561	0.57
STP & I PCL (Registered)	THB	221,200	144,269	0.47
Supalai PCL (Registered)	THB	412,700	234,692	0.76
			849,636	2.77
Turkey (Cost $575,630)
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	554,653	541,803	1.77
			541,803	1.77
Total Common Stock (Cost $25,114,602)			27,381,532	89.35

Preferred Stock

Brazil (Cost $535,721)
Banco ABC Brasil S.A.	BRL	50,908	313,375	1.02
Randon Participacoes S.A.	BRL	43,700	247,741	0.81
			561,116	1.83
Total Preferred Stock (Cost $535,721)			561,116	1.83

Equity-Linked Securities

India (Cost $1,652,162)
Dewan Housing Finance Corp. Ltd., Issued by Citigroup Global Markets		101,006	250,645	0.82
Dewan Housing Finance Corp. Ltd., Issued by Merrill Lynch International & Co.		22,842	56,682	0.18
HT Media Ltd., Issued by Citigroup Global Markets		127,750	172,433	0.56
KPIT Technologies Ltd., Issued by Merrill Lynch International & Co.		128,316	306,722	1.00
MT Educare Ltd., Issued by Merrill Lynch International & Co.		209,722	343,821	1.12
PI Industries Ltd., Issued by Citigroup Global Markets(2)		183,760	621,653	2.03
			1,751,956	5.71
Saudi Arabia (Cost $583,627)
Credit Suisse		11,852	421,096	1.37
Fawaz Abdulaziz Alhokair & Co., Issued by Deutsche Bank A.G. London		9,660	318,102	1.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

	Currency(1)	Shares	Value	% of Net Assets
Saudi Arabia - (continued)
Fawaz Abdulaziz Alhokair & Co., Issued by Merrill Lynch International & Co.		3,600	$118,548	0.39
			857,746	2.80
Total Equity-Linked Securities (Cost $2,235,789)			2,609,702	8.51

Total Investments (Total Cost $27,886,112)			30,552,350	99.69

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			94,472	0.31

Net Assets			$30,646,822	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At October 31, 2013, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets

Consumer Discretionary	29.2%
Consumer Staples	0.3
Energy	4.0
Financials	18.8
Health Care	1.1
Industrials	18.4
Information Technology	22.9
Materials	4.4
Telecommunication Services	0.6

Total Investments	99.7
Other Assets Less Liabilities	0.3
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$2,480,757	$—	$—	$2,480,757
Cambodia	171,773	—	—	171,773
Chile	165,628	—	—	165,628
China	7,177,982	—	—	7,177,982
Colombia	346,104	—	—	346,104
Hong Kong	770,515	—	—	770,515
Indonesia	454,946	—	57,744	512,690
Malaysia	1,420,593	—	—	1,420,593
Mexico	1,300,029	—	—	1,300,029
Nigeria	276,115	—	—	276,115
Peru	315,190	—	—	315,190
Philippines	444,260	—	—	444,260
Russian Federation	872,605	—	—	872,605
South Korea	4,367,512	—	—	4,367,512
Taiwan	5,368,340	—	—	5,368,340
Thailand	849,636	—	—	849,636
Turkey	541,803	—	—	541,803
Preferred Stock
Brazil	561,116	—	—	561,116
Equity Linked Securities
India	—	1,751,956	—	1,751,956
Saudi Arabia	—	857,746	—	857,746

Total Investments	$27,884,904	$2,609,702	$57,744	$30,552,350

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2013 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconcilation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2013:

Category and Subcategory	Beginning Balance at 10/31/2012	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2013

Investments, at value
Common Stock	$67,760	$—	$—	$—	$—	$(10,016)	$—	$—	$57,744

Total	$67,760	$—	$—	$—	$—	$(10,016)	$—	$—	$57,744

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2013

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2013.

Quantitative Information about Level 3 Fair Value Measurements Ashmore Emerging Markets Small-Cap Equity Fund

	Fair Value at 10/31/2013	Valuation Techniques	Unobservable Input	Actual

Common Stocks	$57,744	Discount from last traded price	Discount Percentage(a)	25%

(a)	Represents discount to last publicly traded price reported on applicable market.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2013:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(1,320)

* See note 9 in the Notes to the Financial Statements for additional information.

At October 31, 2013, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$28,005,575
Gross tax appreciation of investments	$4,044,455
Gross tax depreciation of investments	(1,497,680)
Net tax appreciation of investments	$2,546,775

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust includes seven funds as of October 31, 2013, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Effective February 28, 2013, the Ashmore Emerging Markets Local Currency Fund changed its name to Ashmore Emerging Markets Currency Fund. Each of the Funds, except Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” Each of the Funds is presented herein.

On December 8, 2010, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund commenced investment operations. Effective May 12, 2011, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund began to offer Class A and C shares (“Retail Shares”). On June 22, 2011, the Ashmore Emerging Markets Equity Fund – Institutional Class commenced investment operations. On October 4, 2011, the Ashmore Emerging Markets Small-Cap Equity Fund – Institutional Class commenced investment operations. On September 30, 2011, the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund launched Class A and C shares. Class A shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on February 27, 2012 and February 1, 2012, respectively. Class C shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on August 24, 2012.

Ashmore Investment Management Limited (“Ashmore” or the “Investment Manager” or “AIML”) serves as investment manager to the Funds. The Investment Manager has retained Ashmore Equities Investment Management (U.S.) LLC (the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund. Effective July 1, 2013 the Subadviser changed its name from Ashmore EMM, L.L.C. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods and guidelines for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for applying the valuation methods.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Funds’ management.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. Aside from the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. Aside from the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with a simultaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

3. Principal risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. For more information, please see the Funds’ prospectuses.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Currency Management Strategies Risk

Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Funds’ exposure to currencies and currency exchange rates and could result in losses to the Funds if currencies do not perform as the Investment Manager or the Subadviser, as applicable, anticipate.

Currency Risk

Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Funds’ investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies.

Derivatives Risk

Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, and valuation risks, as well as the risk of losing more than the principal amount invested.

Emerging Markets Risk

Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies.

Equity Securities Risk

Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk

Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. A Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries due to the extent that it focuses its investments.

Foreign Investment Risk

Investments in foreign (non-U.S.) issuers, directly or through the use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes. Investing in foreign securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in the securities of U.S. issuers.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Geographic Focus Risk

The Funds may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Funds focus their investments.

High Yield Risk

Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation/Deflation Risk

The value of the Funds’ investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy, there may be an adverse effect on the creditworthiness of issuers in whose securities the Funds invest and an increase in the likelihood of issuer defaults.

Interest Rate Risk

Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment.

Issuer Non-Diversification Risk

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and the Ashmore Emerging Markets Total Return Fund are “non-diversified” and are therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, as well as the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”.

Issuer Risk

The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk

The use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase the volatility of the Funds’ investment portfolio and magnify the Funds’ investment losses or gains.

Liquidity Risk

Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Over-the-Counter Risk

Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The prices paid by the Funds in over-the-counter transactions may include an undisclosed dealer markup.

Small and Mid-Sized Companies Risk

Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued based on evaluations provided by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment rates, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs to those described above are typically categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until their settlement at the forward settlement date and are typically categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

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October 31, 2013

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

5. Capital share transactions

Transactions in Class A shares for the year ended October 31, 2013, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	710,363	$6,846,098	13,039	$123,616	(465,139)	$(4,413,161)	258,263	$2,556,553

Ashmore Emerging Markets Local Currency Bond Fund	282,350	2,770,330	3,689	35,144	(98,449)	(962,801)	187,590	1,842,673
Ashmore Emerging Markets Currency Fund	-	-	3	32	-	-	3	32
Ashmore Emerging Markets Sovereign Debt Fund	2,259	24,335	41	454	(3,441)	(36,639)	(1,141)	(11,850)
Ashmore Emerging Markets Total Return Fund	1,242,751	12,347,740	39,507	382,927	(494,417)	(4,782,377)	787,841	7,948,290

Ashmore Emerging Markets Equity Fund	5,425	50,890	12	109	(2,591)	(25,666)	2,846	25,333
Ashmore Emerging Markets Small-Cap Equity Fund	301,343	2,975,565	983	9,486	(301,708)	(3,091,819)	618	(106,768)

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October 31, 2013

Transactions in Class C shares for the year ended October 31, 2013, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	13,429	$128,953	428	$4,030	(509)	$(4,968)	13,348	$128,015

Ashmore Emerging Markets Local Currency Bond Fund	37,354	374,200	217	2,102	(25,842)	(260,049)	11,729	116,253
Ashmore Emerging Markets Currency Fund	-	-	3	30	-	-	3	30
Ashmore Emerging Markets Sovereign Debt Fund	-	-	5	44	-	-	5	44
Ashmore Emerging Markets Total Return Fund	52,365	527,664	3,504	34,185	(5,454)	(51,078)	50,415	510,771

Ashmore Emerging Markets Equity Fund	-	-	1	8	-	-	1	8
Ashmore Emerging Markets Small-Cap Equity Fund	1,845	20,033	9	92	(921)	(9,647)	933	10,478
Transactions in Institutional Class shares for the year ended October 31, 2013, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	19,928,045	$194,087,256	94,799	$939,546	(2,671,353)	$(25,988,876)	17,351,491	$169,037,926

Ashmore Emerging Markets Local Currency Bond Fund	5,455,443	54,666,867	257,352	2,557,655	(4,120,416)	(39,937,673)	1,592,379	17,286,849
Ashmore Emerging Markets Currency Fund	12	107	200,640	1,871,728	(3,496,816)	(32,641,109)	(3,296,164)	(30,769,274)
Ashmore Emerging Markets Sovereign Debt Fund	686,047	7,600,107	148,479	1,562,404	(1,144,239)	(12,112,298)	(309,713)	(2,949,787)
Ashmore Emerging Markets Total Return Fund	21,450,753	207,158,741	3,546,577	33,967,541	(5,181,996)	(51,371,847)	19,815,334	189,754,435

Ashmore Emerging Markets Equity Fund	38,798	349,904	6,748	55,109	(29)	(262)	45,517	404,751
Ashmore Emerging Markets Small-Cap Equity Fund	1,755,330	21,073,021	88,117	1,036,344	(632,637)	(7,654,032)	1,210,810	14,455,333

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Capital shares

Class A or Class C shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge for Class A shares. Institutional Class shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

6. Investment transactions

For the year ended October 31, 2013, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$202,228,364	$36,463,089
Ashmore Emerging Markets Local Currency Bond Fund	98,473,989	78,162,189
Ashmore Emerging Markets Currency Fund	7,240,707	1,922,993
Ashmore Emerging Markets Sovereign Debt Fund	35,514,176	31,485,166
Ashmore Emerging Markets Total Return Fund	578,925,013	414,858,613
Ashmore Emerging Markets Equity Fund	8,880,026	8,471,583
Ashmore Emerging Markets Small-Cap Equity Fund	43,344,416	30,268,787

7. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Corporate Debt Fund	$(637)	$(285,113)	$326,270	$(40,520)
Ashmore Emerging Markets Local Currency Bond Fund	202,110	(1,873,159)	2,082,572	(411,523)
Ashmore Emerging Markets Currency Fund	-	(1,077,593)	1,077,593	-
Ashmore Emerging Markets Sovereign Debt Fund	-	76	(76)	-
Ashmore Emerging Markets Total Return Fund	130,575	(3,803,618)	4,041,338	(368,295)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Equity Fund	-	(6,049)	6,049	-
Ashmore Emerging Markets Small-Cap Equity Fund	-	21,434	(21,434)	-

At October 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Currency Fund	$ (4,413)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending October 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2013	Long-Term Capital Loss Carryforward at October 31, 2013
Ashmore Emerging Markets Equity Fund	$(942,923)	$ -
Ashmore Emerging Markets Currency Fund	(44,625)	(68,845)

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the statement of operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

As of October 31, 2013, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earning (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$ -	$ -	$(218,480)	$(2,688,788)	$(2,907,268)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(104,274)	(3,924,279)	(4,028,553)
Ashmore Emerging Markets Currency Fund	622,022	-	(143,128)	(467,621)	11,273
Ashmore Emerging Markets Sovereign Debt Fund	13,326	821,553	(35,860)	(534,447)	264,572
Ashmore Emerging Markets Total Return Fund	7,790,206	1,676,596	(653,567)	(28,859,211)	(20,045,976)
Ashmore Emerging Markets Equity Fund	-	-	(943,327)	261,089	(682,238)
Ashmore Emerging Markets Small-Cap Equity Fund	1,549,360	459,778	-	2,548,009	4,557,147

The taxable character of distributions paid during the fiscal year ended October 31, 2013, were as follows:

	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$4,151,090	$ 188,914	$ 94,032	$ 60,526	$4,494,562
Ashmore Emerging Markets Local Currency Bond Fund	1,840,202	170,289	62,101	1,647,588	3,720,180
Ashmore Emerging Markets Currency Fund	1,924,560	-	-	-	1,924,560
Ashmore Emerging Markets Sovereign Debt Fund	1,617,246	64,886	61,828	-	1,743,960
Ashmore Emerging Markets Total Return Fund	32,834,581	2,162,733	177,936	-	35,175,250
Ashmore Emerging Markets Equity Fund	67,868	-	-	6,780	74,648
Ashmore Emerging Markets Small-Cap Equity Fund	18,498	1,154,277	30,847	-	1,203,622

The taxable character of distributions paid during the fiscal year ended October 31, 2012, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$1,068,991	$ 66,324	$ -	$ -	$1,135,315
Ashmore Emerging Markets Local Currency Bond Fund	1,649,340	758,249	77,545	20,233	2,505,367
Ashmore Emerging Markets Currency Fund	-	-	-	-	-
Ashmore Emerging Markets Sovereign Debt Fund	1,514,004	-	-	-	1,514,004
Ashmore Emerging Markets Total Return Fund	9,666,192	-	-	-	9,666,192
Ashmore Emerging Markets Equity Fund	101,642	-	-	4,929	106,571
Ashmore Emerging Markets Small-Cap Equity Fund	39,065	53,933	-	-	92,998

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

8. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 7 for further details.

9. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 4) . Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds use derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each of the Fund’s Schedule of Investments and categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds have entered into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

For the year ended October 31, 2013, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund and Ashmore Emerging Markets Total Return Fund had average contract notional exposures of $46,468, $27,916, and $158,958, respectively, related to options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds have entered into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the schedules of investments.

For the year ended October 31, 2013, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Fund had average contract notional exposures of $2,781,468, $162,978,022, $155,780,676, $420,404,358, $203,166 and $75,844, respectively, related to forward foreign currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

For the year ended October 31, 2013, the Ashmore Emerging Markets Local Currency Bond and Ashmore Emerging Markets Total Return Funds had an average notional long/(short) exposure of $1,120,546 and $1,935,488, respectively, related to futures contracts.

(d) Interest rate swaps

During the reporting period, certain Funds entered into interest rate swaps, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Funds’ exposure to interest rates. Interest rate swaps are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Interest rate swaps are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate swap contracts in the period in which they occur.

For the year ended October 31, 2013, the Ashmore Emerging Markets Local Currency Bond and Ashmore Emerging Markets Total Return Funds had average notional exposures of $6,866,090 and $11,039,567, respectively, related to interest rate swap contracts.

10. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Currency Fund	0.85%
Ashmore Emerging Markets Sovereign Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2014, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Sovereign Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in future years are shown below:

	Expiration Date October 31,
Fund	2014	2015	2016	Total
Ashmore Emerging Markets Corporate Debt Fund	$288,226	$209,250	$223,515	$720,991
Asmore Emerging Markets Local Currency Bond Fund	317,796	274,477	212,015	804,288
Ashmore Emerging Markets Currency Fund	301,223	258,326	194,284	753,833
Ashmore Emerging Markets Sovereign Debt Fund	284,198	230,499	173,356	688,053
Ashmore Emerging Total Return Fund	314,416	452,094	619,476	1,385,986
Ashmore Emerging Markets Equity Fund	136,121	253,176	147,340	536,637
Ashmore Emerging Markets Small-Cap Equity Fund	111,464	225,857	158,906	496,227

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%

Distribution fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b- 1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $20 million.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

As of October 31, 2013, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	65.70%
Ashmore Emerging Markets Small-Cap Equity Fund	61.77%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
			26.78%, 25.53%,
Ashmore Emerging Markets Corporate Debt Fund	Class A	4	5.97%, 5.23%
			20.56%, 17.70%,
			16.16%, 16.03%,
	Class C	7	10.44%, 6.80%, 6.69%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	4	24.11%, 13.14%, 10.41%, 6.75%
			18.75%, 18.23%,
			15.61%, 12.02%,
	Class C	7	9.80%, 7.71%, 5.28%
			35.59%, 28.43%,
	Class I	4	8.12%, 6.15%
Ashmore Emerging Markets Currency Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	2	80.14%, 16.28%
Ashmore Emerging Markets Sovereign Debt Fund	Class A	2	75.09%, 24.91%
	Class C	1	100.00%
	Class I	1	99.63%
Ashmore Emerging Markets Total Return Fund	Class A	2	10.34%, 5.56%
		5	21.79%, 10.17%,
	Class C		6.88%, 5.09% 5.04%
			30.40%, 12.02%,
			9.26%, 5.99%, 5.69%,
	Class I	6	5.40%
Ashmore Emerging Markets Equity Fund	Class A	2	49.87%, 39.85%
	Class C	1	100.00%
	Class I	3	65.70%, 16.06%, 9.70%
			41.82%, 20.68%,
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	17.00%, 16.52%
	Class C	2	89.76%, 10.24%
			61.77%, 21.42%,
	Class I	3	11.90%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2013

11. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in note 9.

12. Recent accounting pronouncements

In June 2013, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013-08 requires reporting entities to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013-08 is for interim and annual periods beginning after December 15, 2013. At this time, the Fund’s management is evaluating the implications of this requirement and the impact it will have on the Fund’s financial statement footnote disclosures, if any.

13. Subsequent events

On November 5, 2013, the Trust launched the Emerging Markets Frontier Equity Fund Institutional Share Class.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Drive

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, and Ashmore Emerging Markets Small-Cap Equity Fund (Funds within Ashmore Funds), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2013, and the financial highlights for each of the years or periods in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 23, 2013

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

ASHMORE FUNDS

SUPPLEMENTAL TAX INFORMATION

October 31, 2013

Capital Gain Distribution (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the funds listed below designated the following as long term capital gain dividends for the year ended October 31, 2013:

Fund	Long-Term Capital Gain 15%
Ashmore Emerging Markets Corporate Debt Fund	-
Ashmore Emerging Markets Local Currency Fund	-
Ashmore Emerging Markets Local Currency Bond Fund	22,976
Ashmore Emerging Markets Sovereign Debt Fund	821,553
Ashmore Emerging Markets Total Return Fund	1,676,596
Ashmore Emerging Markets Equity Fund	-
Ashmore Emerging Markets Small Cap Equity Fund	459,778

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2013

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non -affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund

and Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Equities Investment Management (U.S.) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 7 portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 55)	Trustee	Indefinite term; Trustee since inception	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	7	Non-executive director since August 2010, Jasper Investments Limited; Non-executive director from May 2010 - February 2012, Pacnet Limited.
Michael Chamberlin (Age 64)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association.	7	None
George J. Gorman (Age 61)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception	George J. Gorman LLC (consulting firm) since December 2010; Ernst & Young LLP (an accounting firm) from July 1974 to July 2009 (Senior Partner from October 1988).	7	Trustee, Bank of America Money Market Funds Series Trust since June 2011.

Affiliates of the Investment Manager may be deemed to control Jasper Investments Limited and Pacnet Limited. Employees and officers of affiliates of the Investment Manager may serve on the Boards of Jasper Investments Limited and Pacnet Limited.

Mr. Chamberlin serves as the Executive Director of the Emerging Markets Traders Association (“EMTA”). Mark Coombs is
Co-Chair of EMTA’s Board of Directors and the Investment Manager is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(1) (Age 50)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Manageme nt (US) Corporation.	7	Trustee, AEIM, since May 2011, Director, Ashmore Global Emerging Markets Fund, LTD from July 2006 to December 2012; Director, Ashmore Global Opportunities, Limited from October 2007 to August 2010.
Martin Tully(2) (Age 51)	Trustee	Indefinite term; Trustee since inception	A number of senior operational roles with the Ashmore Group plc since 2006, most recently focusing on the development of Ashmore’s overseas subsidiaries. Prior to Ashmore, various senior roles with Rothschild, Citigroup and HSBC.	7	Trustee of The Ashmore Foundation, the charitable arm of the Ashmore Group plc.

*	Each trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates.
(2)	Mr. Tully is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Ashmore Group plc, the parent company of Ashmore Investment Management Limited, and his interests in Ashmore Group plc.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 50)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Management Limited.
Michael Perman (Age 56)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.
Alexandra Autrey (Age 37)	Chief Legal Officer	Indefinite term; since inception

Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012; Legal Counsel, Ashmore Group plc, May 2005 - May 2008.

Christopher Tsutsui (Age 49)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception

Head of Finance, Ashmore Group plc, since July 2012; Board Member, Ashmore Management Company Colombia S.A.S., since September 2011; Chief Financial Officer, Ashmore Investment Management (U.S.) Corporation, from November 2008 to June 2012.

Stephen Hicks (Age 53)	Chief Compliance Officer	Indefinite term; since inception

Group Head of Compliance since June 2010, Ashmore Group plc; Director of Group Compliance from February 2001 to October 2005 and Chief Compliance Officer from October 2005 to May 2010, 3i Group plc (a private equity firm).

Owen Meacham (Age 42)	Assistant Secretary	Indefinite term; since inception	Managing Attorney since May 2012, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (Age 40)	Assistant Chief Legal Officer	Indefinite term; since June, 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

*	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report. However, Appendix A to the registrant’s Code of Ethics, which is Code of Ethics of Ashmore Investment Management Limited, was amended during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. George J. Gorman is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $189,000 in 2013 and $188,300 in 2012.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $41,500 in 2013 and $26,500 in 2012.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $41,500 for 2013 and $26,500 for 2012.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

4

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 3, 2014

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: January 3, 2014

7